MELLON FUNDS TRUST
           CLASS M SHARES, INVESTOR SHARES AND DREYFUS PREMIER SHARES

MELLON LARGE CAP STOCK FUND, MELLON INCOME STOCK FUND, MELLON MID CAP STOCK FUND, MELLON SMALL CAP STOCK FUND, MELLON INTERNATIONAL FUND, MELLON EMERGING MARKETS FUND, MELLON BOND FUND, MELLON INTERMEDIATE BOND FUND, MELLON SHORT-TERM U.S. GOVERNMENT SECURITIES FUND, MELLON NATIONAL INTERMEDIATE MUNICIPAL BOND FUND, MELLON NATIONAL SHORT-TERM MUNICIPAL BOND FUND, MELLON PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND, MELLON MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND, MELLON BALANCED FUND, MELLON MONEY MARKET FUND AND MELLON NATIONAL MUNICIPAL MONEY MARKET FUND

                       STATEMENT OF ADDITIONAL INFORMATION
                                December 16, 2002

                            As Revised, May 29, 2003


     This Statement of Additional Information ("SAI"), which is not a prospectus, supplements and should be read in conjunction with the current combined Prospectus of the funds named above (each, a "Fund" and collectively, the "Funds") dated December 16, 2002, with respect to the Funds' Class M shares and Investor shares (the "Class M and Investor Class Prospectus"), and the current combined Prospectus of Mellon Mid Cap Stock Fund, Mellon National Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund dated December 16, 2002, with respect to the Dreyfus Premier shares that those Funds also offer (the "Dreyfus Premier Class Prospectus"), as each Prospectus may be revised from time to time. The Funds are separate portfolios of Mellon Funds Trust, an open-end management investment company (the "Trust") that is registered with the Securities and Exchange Commission (the "SEC"). To obtain a copy of the relevant Prospectus, please write to the Funds at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call one of the following numbers: Private Wealth Management Clients - call toll free 1-888-281-7350 and outside the U.S. call collect 617-248-3014; Individual Account Holders of Class M shares and Investor shares (other than brokerage clients of Mellon Private Wealth Advisors) - call toll free 1-800-645-6561 and outside the U.S. call collect 516-794-5452; holders of Dreyfus Premier shares - call toll free 1-800-554-4611 and outside the U.S. call collect 516-794-5452; and brokerage clients of Mellon Private Wealth Advisors - call toll free 1-800- 803-0549 - Option 2.

     The most recent Annual Report and Semi-Annual Report to Shareholders for the Funds, other than Mellon Massachusetts Intermediate Municipal Bond Fund, Mellon Money Market Fund and Mellon National Municipal Money Market Fund, are separate documents supplied with this SAI, and the financial statements, accompanying notes and report of independent auditors appearing in the Annual Report are incorporated by reference into this SAI. Mellon Massachusetts Intermediate Municipal Bond Fund did not have its own performance record as of August 31, 2002 since it had not commenced operations as of that date. The performance information provided for Mellon Massachusetts Intermediate Municipal Bond Fund in this SAI represents the performance of certain classes of shares of Dreyfus Premier Limited Term Massachusetts Municipal Fund (the "Premier Massachusetts Fund"). Before Mellon Massachusetts Intermediate Municipal Bond Fund commenced operations, substantially all of the assets of the Premier Massachusetts Fund were transferred to the Fund in a tax-free reorganization. In addition, the most recent Annual Report and Semi-Annual Report to Shareholders for the Premier Massachusetts Fund are separate documents supplied with this SAI, and the financial statements, accompanying notes and report of independent auditors appearing in that Annual Report are incorporated by reference into this SAI. As Mellon Money Market Fund and Mellon National Municipal Money Market Fund had not completed a fiscal period prior to the date of this SAI, no financial reports are available for those Funds as of such date. P:\Edgar Filings\Pending\Mellon\497\MPAM-5-28-2003 - As Revised.doc-042-004


                                TABLE OF CONTENTS


DESCRIPTION OF THE TRUST AND FUNDS...........................................3
THE FUNDS AND THEIR INVESTMENTS..............................................3
THE FUNDS' INVESTMENTS, RELATED RISKS AND LIMITATIONS.......................10
MANAGEMENT OF THE FUNDS.....................................................57
MANAGEMENT ARRANGEMENTS.....................................................63
HOW TO BUY SHARES...........................................................70
DISTRIBUTION AND SHAREHOLDER SERVICES PLANS.................................75
HOW TO REDEEM SHARES........................................................78
SHAREHOLDER SERVICES........................................................85
ADDITIONAL INFORMATION ABOUT PURCHASES, EXCHANGES AND REDEMPTIONS...........90
DETERMINATION OF NET ASSET VALUE............................................90
DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES....................................93
PORTFOLIO TRANSACTIONS.....................................................100
PERFORMANCE INFORMATION....................................................106
INFORMATION ABOUT THE TRUST AND FUNDS......................................115
FINANCIAL STATEMENTS.......................................................126
COUNSEL AND INDEPENDENT AUDITORS...........................................126
APPENDIX A.................................................................A-1
APPENDIX B.................................................................B-1
APPENDIX C.................................................................C-1




                       DESCRIPTION OF THE TRUST AND FUNDS

      The Trust is an open-end management investment company organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts by a Declaration of Trust dated April 12, 2000. The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share. Effective December 16, 2002, the Trust changed its name from "MPAM Funds Trust" to its current name and each Fund deleted "MPAM" and substituted "Mellon" in its name and renamed its MPAM shares "Class M" shares.

      The investment objectives, policies, restrictions, practices and procedures of the Funds, unless otherwise specified, may be changed without shareholder approval. As with other mutual funds, there is no assurance that a Fund will achieve its investment objective.

      Mellon Fund Advisers, a division of The Dreyfus Corporation ("Dreyfus"), serves as each Fund's investment manager (the "Investment Adviser")

      Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of each Fund's shares.

                         THE FUNDS AND THEIR INVESTMENTS

      The following information supplements and should be read in conjunction with the relevant Class M and Investor Class Prospectus and Dreyfus Premier Class Prospectus. The following summaries briefly describe the portfolio securities in which the Funds can invest and the investment techniques they can employ. Additional information about these portfolio securities and investment techniques is provided under "The Funds' Investments, Related Risks and Limitations."

                              DOMESTIC EQUITY FUNDS

      Mellon Large Cap Stock Fund, Mellon Income Stock Fund, Mellon Mid Cap Stock Fund, and Mellon Small Cap Stock Fund are sometimes referred to herein as the "Domestic Equity Funds."

      MELLON LARGE CAP STOCK FUND seeks investment returns (consisting of capital appreciation and income) that are consistently superior to those of the Standard & Poor's(R) 500 Composite Stock Price Index ("S&P 500").

      The Fund may invest in the following portfolio securities: common stock, foreign securities including American Depositary Receipts ("ADRs") and New York Shares, government obligations, illiquid securities, securities issued in initial public offerings, other investment companies, exchange-traded funds and money market instruments.

      The Fund may utilize the following investment techniques: borrowing, when-issued securities and delayed delivery transactions, securities lending, reverse repurchase agreements, and derivative instruments (including options, futures contracts and options on futures contracts).

      MELLON INCOME STOCK FUND seeks to exceed the total return performance of the Russell 1000(TM) Value Index over time.

      The Fund may invest in the following portfolio securities: common stock, preferred stock, convertible securities, corporate obligations, foreign securities including ADRs and New York Shares, government obligations, illiquid securities, securities issued in initial public offerings, other investment companies, exchange-traded funds and money market instruments.

      The Fund may utilize the following investment techniques: borrowing, when-issued securities and delayed-delivery transactions, securities lending, reverse repurchase agreements, and derivative instruments (including options, futures contracts and options on futures contracts).

      MELLON MID CAP STOCK FUND seeks investment returns (consisting of capital appreciation and income) that are consistently superior to those of the Standard & Poor's MidCap 400(R) Index ("S&P MidCap 400").

      The Fund may invest in the following portfolio securities: common stock, foreign securities including ADRs and New York Shares, government obligations, illiquid securities, securities issued in initial public offerings, other investment companies, exchange-traded funds and money market instruments.

      The Fund may utilize the following investment techniques: borrowing, when-issued securities and delayed-delivery transactions, securities lending, reverse repurchase agreements, derivative instruments (including options, futures contracts and options on futures contracts), foreign currency transactions, forward contracts, swaps, caps, collars and floors.

      MELLON SMALL CAP STOCK FUND seeks total investment returns (consisting of capital appreciation and income) that surpass those of the Standard & Poor's SmallCap 600(R) Index ("S&P SmallCap 600").

      The Fund may invest in the following portfolio securities: common stock, foreign securities including ADRs and New York Shares, government obligations, illiquid securities, securities issued in initial public offerings, other investment companies, exchange-traded funds and money market instruments.

      The Fund may utilize the following investment techniques: borrowing, when-issued securities and delayed delivery transactions, securities lending, reverse repurchase agreements, derivative instruments (including options, futures contracts and options on futures contracts), foreign currency transactions, forward contracts, swaps, caps, collars and floors.

                           INTERNATIONAL EQUITY FUNDS

      Mellon International Fund and Mellon Emerging Markets Fund are sometimes referred to herein as the "International Equity Funds."


      MELLON INTERNATIONAL FUND seeks long-term capital growth.

      The Fund may invest in the following portfolio securities: common stock, preferred stock, convertible securities, foreign securities including ADRs, Global Depositary Receipts ("GDRs"), and New York Shares, illiquid securities, other investment companies, exchange-traded funds, warrants, foreign bank deposit obligations, and money market instruments.

      The Fund may utilize the following investment techniques: borrowing, when-issued securities and delayed delivery transactions, derivative instruments (including options, futures contracts and options on futures contracts), securities lending, short-selling, foreign currency transactions and forward contracts.

      MELLON EMERGING MARKETS FUND seeks long-term capital growth.

      The Fund may invest in the following portfolio securities: common stock, preferred stock, convertible securities, foreign securities including ADRs, GDRs, and New York Shares, foreign government obligations, securities of supranational entities, illiquid securities, other investment companies, exchange-traded funds, foreign bank deposit obligations, and money market instruments.

      The Fund may utilize the following investment techniques: borrowing, when-issued securities and delayed delivery transactions, derivative instruments (including options, futures contracts and options on futures contracts), securities lending, short-selling, foreign currency transactions and forward contracts.

                               TAXABLE BOND FUNDS

      Mellon Bond Fund, Mellon Intermediate Bond Fund, and Mellon Short-Term U.S. Government Securities Fund are sometimes referred to herein as the "Taxable Bond Funds."

      MELLON BOND FUND seeks to outperform the Lehman Brothers Aggregate Bond Index while maintaining a similar risk level. MELLON INTERMEDIATE BOND FUND seeks to outperform the Lehman Brothers Intermediate Government/Credit Bond Index while maintaining a similar risk level.

      Each Fund may invest in the following portfolio securities: corporate obligations, government obligations, variable and floating rate securities, mortgage-related securities (including commercial mortgage-backed securities), asset-backed securities, convertible securities, zero coupon, pay-in-kind and step-up securities, preferred stock, illiquid securities, foreign securities, other investment companies, and money market instruments. Mellon Intermediate Bond Fund may also invest in municipal bonds, municipal notes, and municipal commercial paper.

      Each Fund may utilize the following investment techniques: borrowing, when-issued securities and delayed delivery transactions, derivative instruments (including options, futures contracts and options on futures contracts), securities lending, foreign currency transactions, forward contracts, swaps, caps, collars, floors, and mortgage dollar rolls.

      MELLON SHORT-TERM U.S. GOVERNMENT SECURITIES FUND seeks to provide as high a level of current income as is consistent with the preservation of capital.

      The Fund may invest in the following portfolio securities: government obligations, mortgage-related securities (including collateralized mortgage obligations, multi-class pass-through securities, stripped mortgage-backed securities, and adjustable-rate mortgage loans), illiquid securities, other investment companies and money market instruments.

      The Fund may invest up to 35% of its net assets in mortgage-related securities issued by U.S. government agencies or instrumentalities, including those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to a change in interest rates, as well as stripped mortgage-backed securities which do not bear interest.

      The Fund may utilize the following investment techniques: borrowing, when-issued securities and delayed delivery transactions, derivative instruments (including options, futures contracts and options on futures contracts), securities lending, short-selling, and mortgage dollar rolls.

                              MUNICIPAL BOND FUNDS

      Mellon National Intermediate Municipal Bond Fund, Mellon National Short-Term Municipal Bond Fund, Mellon Pennsylvania Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund are sometimes referred to herein as the "Municipal Bond Funds."

      MELLON NATIONAL INTERMEDIATE MUNICIPAL BOND FUND and MELLON NATIONAL SHORT-TERM MUNICIPAL BOND FUND each seeks to maximize current income exempt from Federal income tax to the extent consistent with the preservation of capital. Each Fund seeks to achieve its objective by investing primarily in debt obligations issued by states, cities, counties, municipalities, municipal agencies and regional districts the interest from which is, in the opinion of bond counsel to the respective issuers, exempt from Federal income tax ("Municipal Obligations"). Each Fund may invest in Municipal Obligations that are of "investment grade" quality at the time of purchase.

      As a fundamental policy, each Fund invests, under normal market conditions, a minimum of 80% of its net assets, plus any borrowings for investment purposes, in Municipal Obligations. However, each Fund may invest without limit in obligations the interest on which is an item of tax preference for purposes of the alternative minimum tax (a "Tax Preference Item"), and may invest under normal market conditions up to 20% of its net assets in taxable obligations. In addition, each Fund may, for defensive purposes under abnormal market conditions, temporarily invest more than 20% of its net assets in taxable obligations. In managing each Fund, the Investment Adviser seeks to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers.

      Each Fund may invest in the following portfolio securities: Municipal Obligations including municipal bonds, municipal notes, municipal commercial paper, municipal lease obligations, tender option bonds (up to 10% of the value of its assets), floating rate and variable rate obligations, stand-by commitments, tax-exempt participation interests, illiquid securities, zero coupon, pay-in-kind and step-up securities, taxable investments, other investment companies, and money market instruments.

      Each Fund may utilize the following investment techniques: borrowing, securities lending, when-issued securities and delayed delivery transactions, municipal bond index and interest rate futures contracts, options on municipal bond index and interest rate futures contracts and swaps, interest rate locks, caps, collars and floors. A Fund's use of certain of these investment techniques may give rise to taxable income.

      MELLON PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND seeks as high a level of income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital. MELLON MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital.

      As a fundamental policy, Mellon Pennsylvania Intermediate Municipal Bond Fund invests, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in debt securities of the Commonwealth of Pennsylvania, its political subdivisions, authorities and corporations, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the respective issuers, exempt from Federal and Pennsylvania personal income taxes (collectively, "Pennsylvania Municipal Obligations"). However, the Fund may invest without limit in obligations the interest on which is a Tax Preference Item, and may invest under normal market conditions up to 20% of its net assets in taxable obligations and in Municipal Obligations the interest on which is exempt from Federal, but not Pennsylvania, income taxes. In addition, the Fund may, for defensive purposes under abnormal market conditions, temporarily invest more than 20% of its net assets in securities the interest from which is subject to Federal or Pennsylvania personal income taxes or both.

      As a fundamental policy, Mellon Massachusetts Intermediate Municipal Bond Fund invests, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in debt securities of the Commonwealth of Massachusetts, its political subdivisions, authorities and corporations, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the respective issuers, exempt from Federal and Massachusetts personal income taxes (collectively, "Massachusetts Municipal Obligations"). However, the Fund may invest without limit in obligations the interest on which is a Tax Preference Item, and may invest under normal market conditions up to 20% of its net assets in taxable obligations and in Municipal Obligations the interest on which is exempt from Federal, but not Massachusetts, income taxes. In addition, the Fund may, for defensive purposes under abnormal market conditions, temporarily invest more than 20% of its net assets in securities the interest from which is subject to Federal or Massachusetts personal income taxes or both.

      In managing each Fund, the Investment Adviser seeks to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers.

      Each Fund may invest in the following portfolio securities: Municipal Obligations, including municipal bonds, municipal notes, municipal commercial paper, and municipal lease obligations, tender option bonds (up to 10% of the value of its assets), floating rate and variable rate obligations, custodial receipts, stand-by commitments, tax-exempt participation interests, illiquid securities, zero coupon, pay-in-kind and step-up securities, taxable investments, other investment companies, and money market instruments.

      Each Fund may utilize the following investment techniques: borrowing, securities lending, when-issued securities and delayed delivery transactions, municipal bond index and interest rate futures contracts, options on municipal bond index and interest rate futures contracts and swaps, interest rate locks, caps, collars and floors. A Fund's use of certain of these investment techniques may give rise to taxable income.

                                  BALANCED FUND

      MELLON BALANCED FUND seeks long-term growth of principal in conjunction with current income. The Fund may invest in individual equity and debt securities of the types in which Mellon Large Cap Stock Fund and Mellon Bond Fund may invest, and in shares of Mellon Mid Cap Stock Fund, Mellon International Fund, and Mellon Emerging Markets Fund, as well as in money market instruments.

      The Fund may utilize the following investment techniques: borrowing, when-issued securities and delayed delivery transactions, securities lending, reverse repurchase agreements, derivative instruments (including options, futures contracts and options on futures contracts), foreign currency transactions, forward contracts, swaps, caps, collars, floors, and mortgage dollar rolls.

                                  MONEY MARKET FUNDS

      Mellon Money Market Fund and Mellon National Municipal Money Market Fund are sometimes referred to herein as the "Money Market Funds."

      Each Money Market Fund expects to maintain, but does not guarantee, a net asset value of $1.00 per share. To do so, each Money Market Fund uses the amortized cost method of valuing its securities pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), which Rule includes various maturity, quality and diversification requirements, certain of which are summarized as follows. In accordance with Rule 2a-7, each Money Market Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less and invest only in U.S. dollar-denominated securities with remaining maturities of 397 days or less and which are determined to be of high quality with minimal credit risk in accordance with procedures adopted by the Trust's Board of Trustees (the "Board"). In determining whether a security is of high quality with minimal credit risk, the Investment Adviser must consider whether the security is rated in one of the two highest short-term rating categories by nationally recognized statistical rating organizations or determined to be of comparable quality by the Investment Adviser in accordance with requirements of these procedures. These procedures are reasonably designed to assure that the prices determined by the amortized cost valuation will approximate the current market value of each Money Market Fund's securities. In accordance with Rule 2a-7, each Money Market Fund generally will not invest more than 5% of its assets in the securities of any one issuer.

      MELLON MONEY MARKET FUND seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

      The Fund may invest in the following portfolio securities: securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (including Treasury Bills, Treasury Notes and Treasury Bonds), bank obligations (including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic or foreign banks or their subsidiaries or branches), repurchase agreements and tri-party repurchase agreements, asset-backed securities, high-grade commercial paper and other short-term corporate obligations, including those with floating or variable rates of interest, taxable municipal obligations, including those with floating or variable rates of interest, illiquid securities and other investment companies. Such securities at the time of purchase must be: (i) backed by the full faith and credit of the United States, or (ii) rated in the two highest short-term rating categories by at least two nationally recognized statistical rating organizations (or by one organization if only one organization has rated the security), or if not rated, are obligations of an issuer whose other outstanding short-term debt obligations are so rated or are of comparable quality, as determined by the Investment Adviser under procedures established by the Board.

      The Fund may use the following investment techniques: borrowing, when-issued securities and delayed delivery transactions, securities lending, reverse repurchase agreements and derivatives instruments (including participation interests, tender option bonds and custodial receipts) that are consistent with the Fund's investment objective and policies and comply with the diversification standards of Rule 2a-7.

      MELLON NATIONAL MUNICIPAL MONEY MARKET FUND seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Fund seeks to achieve its objective by investing primarily in short-term debt obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax and which obligations at the time of purchase: (i) are backed by the full faith and credit of the United States, or (ii) are rated in the two highest short-term rating categories by at least two nationally recognized statistical rating organizations (or by one organization if only one organization has rated the security) or if not rated, are obligations of an issuer whose other outstanding short-term debt obligations are so rated or are of comparable quality, as determined by the Investment Adviser under procedures established by the Board. Such short-term debt obligations are referred to herein collectively as "Municipal Securities."

      As a fundamental policy, the Fund invests, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in Municipal Securities. However, the Fund may invest without limit in obligations the interest on which is a Tax Preference Item, and may invest under normal market conditions up to 20% of its net assets in taxable obligations. In addition, the Fund may, for defensive purposes under abnormal market conditions, temporarily invest more than 20% of its net assets in taxable money market obligations.

      The Fund may invest in the following portfolio securities: Municipal Securities, including municipal notes, short-term municipal bonds and municipal leases, floating and variable rate obligations, including variable amount master demand notes, stand-by commitments, bank obligations, Eurodollar certificates of deposit and time deposits, Yankee-Dollar certificates of deposit, corporate obligations, government obligations, repurchase agreements, tax-exempt commercial paper, foreign securities, illiquid securities and other investment companies.

      The Fund may utilize the following investment techniques: borrowing, when-issued securities and delayed delivery transactions, securities lending, reverse repurchase agreements and derivatives instruments (including tax-exempt participation interests, tender option bonds and custodial receipts) that are consistent with the Fund's investment objective and policies and comply with the diversification standards of Rule 2a-7. A Fund's use of certain of these investment techniques may give rise to taxable income.

                           CLASSIFICATION OF THE FUNDS

      Mellon Large Cap Stock Fund, Mellon Income Stock Fund, Mellon Mid Cap Stock Fund, Mellon Small Cap Stock Fund, Mellon International Fund, Mellon Emerging Markets Fund, Mellon Bond Fund, Mellon Intermediate Bond Fund, Mellon Short-Term U.S. Government Securities Fund, Mellon Balanced Fund, Mellon Money Market Fund and Mellon National Municipal Money Market Fund are "diversified," as defined in the 1940 Act, which means that, with respect to 75% of its total assets, each Fund will not invest more than 5% of its assets in the securities of any single issuer, nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities).

      The Municipal Bond Funds are classified as "non-diversified," as defined under the 1940 Act, and therefore, each Fund could invest all of its assets in the obligations of a single issuer or relatively few issuers. Because it is non-diversified, a Municipal Bond Fund's share price may fluctuate to a greater degree in response to changes in the financial condition or in the market's assessment of an individual issuer in which the Fund invests than if the Fund were diversified. However, each Fund intends to conduct its operations so that it will qualify under the Internal Revenue Code of 1986, as amended (the "Code"), as a "regulated investment company." To qualify, among other requirements, a Fund will be required to limit its investments so that at the close of each quarter of its taxable year, with respect to at least 50% of its total assets, not more than 5% of such assets will be invested in the securities of a single issuer. In addition, not more than 25% of the value of each Fund's total assets may be invested in the securities of a single issuer at the close of each quarter of the Fund's taxable year.


              THE FUNDS' INVESTMENTS, RELATED RISKS AND LIMITATIONS

      The following information supplements and should be read in conjunction with the relevant Class M and Investor Class Prospectus and Dreyfus Premier Class Prospectus and the section entitled "The Funds and Their Investments" above, concerning the Funds' investments, related risks and limitations.
Except as otherwise indicated in the relevant Prospectus or this SAI, the Funds have established no policy limitations on their ability to use the investments or techniques discussed in these documents.

CERTAIN PORTFOLIO SECURITIES

      ADRS, NEW YORK SHARES AND GDRS. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by foreign companies. New York Shares are securities of foreign companies that
are issued for trading in the United States.   GDRs are negotiable certificates
evidencing ownership of a company's shares and are available for purchase in markets other than the market in which the shares themselves are traded. GDRs allow purchasers to gain exposure to companies that are traded on foreign markets without having to purchase the shares directly in the market in which they are traded.

      ADRs, New York Shares and GDRs are traded in the United States on national securities exchanges or in the over-the-counter market. Investment in securities of foreign issuers presents certain risks, including those resulting from adverse political and economic developments and the imposition of foreign governmental laws or restrictions. See "Foreign Bank Deposits and Foreign Securities."

      ASSET-BACKED SECURITIES. Asset-backed securities are securities that represent direct or indirect participations in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. The value of such securities partly depends on loan repayments by individuals, which may be adversely affected during general downturns in the economy. Payments or distributions of principal and interest on asset-backed securities may be supported by credit enhancements, such as various forms of cash collateral accounts or letters of credit. As discussed at greater length below under "Mortgage-Related Securities," asset-backed securities are subject to the risk of prepayment. The risk that recovery or repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities, however, is greater than is the case for mortgage-backed securities.

      COMMON STOCK. Common stock represents an equity or ownership interest in the issuer of the stock. If the issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock have priority over the claims of holders of common stock against assets of the issuer.

      PREFERRED STOCK. Preferred stock is a class of capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock, but subordinate to debt securities, with respect to the payment of dividends and on liquidation of the issuer. In general, the market value of preferred stock is its "investment value," or its value as a fixed-income security. Accordingly, the market value of preferred stock generally increases when interest rates decline and decreases when interest rates rise, but, as with debt securities, is also affected by the issuer's ability to make payments on the preferred stock.

      CONVERTIBLE SECURITIES. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

      Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock.
While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

      Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

      CORPORATE OBLIGATIONS. The relevant Funds, other than the Money Market Funds, may purchase corporate obligations rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), or if unrated, of comparable quality as determined by the Investment Adviser. Securities rated Baa by Moody's or BBB by S&P or higher are considered by those rating agencies to be "investment grade" securities, although Moody's considers securities rated Baa to have speculative characteristics. Further, while bonds rated BBB by S&P exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal for debt in this category than debt in higher rated categories.

      Each Money Market Fund may invest in corporate obligations that have received a short-term rating from Moody's or S&P in one of the two highest short-term rating categories, or that have been issued by an issuer that has received a short-term rating from Moody's or S&P in one of the two highest short-term ratings categories with respect to a class of debt obligations that is comparable in priority and security with the obligation in which the Fund invests. Each Money Market Fund may also invest in unrated corporate obligations that are of comparable quality to the foregoing obligations, as determined by the Investment Adviser. A Fund will dispose in a prudent and orderly fashion of bonds whose ratings drop below these minimum ratings.

      ECDS, ETDS AND YANKEE CDS. Each Money Market Fund may purchase Eurodollar certificates of deposit ("ECDs"), which are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks, Eurodollar time deposits ("ETDs"), which are U.S. dollar denominated deposits in a foreign branch of a domestic bank or a foreign bank, and Yankee-Dollar certificates of deposit ("Yankee CDs") which are certificates of deposit issued by a domestic branch of a foreign bank denominated in U.S. dollars and held in the United States. ECDs, ETDs, and Yankee CDs are subject to somewhat different risks than domestic obligations of domestic banks. See "Foreign Bank Obligations and Foreign Securities" and "Bank Obligations."

      FOREIGN BANK DEPOSIT OBLIGATIONS AND FOREIGN SECURITIES. The relevant Funds may purchase securities of foreign issuers and may invest in foreign currencies and deposit obligations of foreign banks. Investment in such foreign currencies, securities and obligations presents certain risks, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, adverse political and economic developments, the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation and limitations on the use or removal of funds or other assets of the Fund, including withholding of dividends. Foreign securities may be subject to foreign government taxes that would reduce the yield on such securities. Evidence of ownership of portfolio securities may be held outside of the United States, and a Fund may be subject to the risks associated with holding such property overseas.

      FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL ENTITIES. The relevant Funds may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Investment Adviser to be of comparable quality to the other obligations in which the Funds may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

      GOVERNMENT OBLIGATIONS. U.S. Treasury obligations can differ in their interest rates, maturities and times of issuance: (a) U.S. Treasury bills have a maturity of one year or less, (b) U.S. Treasury notes have maturities of one to ten years, and (c) U.S. Treasury bonds generally have maturities of greater than ten years.

      Government obligations also include obligations issued or guaranteed by U.S. government agencies and instrumentalities that are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) the discretionary authority of the U.S. Treasury to lend to such government agency or instrumentality, or (d) the credit of the instrumentality. (Examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Inter-American Development Bank, Asian-American Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development, and Fannie Mae). No assurance can be given that the U.S. government will provide financial support to the agencies or instrumentalities described in (b), (c), and (d) in the future, other than as set forth above, since it is not obligated to do so by law.

      ILLIQUID SECURITIES. No Fund will knowingly invest more than 15% and, in the case of each of Mellon Money Market Fund and Mellon National Municipal Money Market Fund, 10%, of the value of its net assets in illiquid securities, including time deposits and repurchase agreements having maturities longer than seven days. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation (irrespective of any legal or contractual restrictions on resale). A Fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended ("Section 4(2) paper"). A Fund may also purchase securities that are not registered under the Securities Act of 1933, as amended, but that can be sold to qualified institutional buyers in accordance with Rule 144A under that Act ("Rule 144A securities"). Liquidity determinations with respect to Section 4(2) paper and Rule 144A securities will be made by the Investment Adviser pursuant to guidelines established by the Board. The Investment Adviser will consider availability of reliable price information and other relevant information in making such determinations. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors, such as the Funds, that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be pursuant to registration or an exemption therefrom. Section 4(2) paper normally is resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the percentage limitation on investment in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities from the Funds or other holder. As described in "Municipal Obligations," liquidity determinations for municipal lease obligations and certificates of participation in municipal lease obligations may also be made by the Investment Adviser.

      INITIAL PUBLIC OFFERINGS ("IPOS"). An IPO is a corporation's first offering of stock to the public. The prices of securities issued in IPOs can be very volatile. Shares are given a market value reflecting expectations for the corporation's future growth. Special rules of the National Association of Securities Dealers, Inc. apply to the distribution of IPOs. Corporations offering IPOs generally have limited operating histories and may involve greater investment risk.

      MONEY MARKET INSTRUMENTS. Money market instruments consist of high quality, short-term debt obligations, including U.S. government securities, repurchase agreements, bank obligations and commercial paper. A Fund may purchase money market instruments when it has cash reserves. Where indicated for a Fund in its Prospectus, purchases of money market instruments in excess of cash reserves will be limited to periods when the Investment Adviser determines that adverse market conditions exist, during which the Fund may adopt a temporary defensive position by investing some or all of its assets in money market instruments.

      BANK OBLIGATIONS. Certificates of deposit are short-term negotiable obligations of commercial banks; time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates; and bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions. Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. As a result of governmental regulations, domestic branches of foreign banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulations designed to promote financial soundness.

      Obligations of foreign banks or foreign branches of domestic banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulations. Payment of interest and principal upon obligations of foreign banks and foreign branches of domestic banks may be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). Examples of such action would be the imposition of currency controls, interest limitations, seizure of assets, or the declaration of a moratorium. In addition, there may be less publicly available information about a branch of a foreign bank than about a domestic bank.

      COMMERCIAL PAPER. Commercial paper instruments are short-term obligations issued by banks and corporations that have maturities ranging from two to 270 days. Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject. The commercial paper purchased by a Fund, other than Mellon Money Market Fund and Mellon National Municipal Money Market Fund, will consist only of obligations which, at the time of their purchase, are (a) rated at least Prime-1 by Moody's, A-1 by S&P or F1 by Fitch Ratings ("Fitch"); (b) issued by companies having an outstanding unsecured debt issue currently rated at least Aa by Moody's, or AA-by S&P or by Fitch; or (c) if unrated, determined by the Investment Adviser to be of comparable quality to those rated obligations which may be purchased by the Fund.

      (Mellon Money Market Fund and Mellon National Municipal Money Market Fund only) The commercial paper purchased by a Fund will consist only of direct obligations issued by domestic and foreign entities which, at the time of their purchase, are (a) rated at least Prime-1 by Moody's, A-1 by S&P or F1 by Fitch; or (b) if unrated, determined by the Investment Adviser to be of comparable quality to those rated obligations which may be purchased by the Fund. The other corporate obligations in which a Fund may invest consist of high quality, U.S. dollar denominated short-term bonds and notes (including variable amount master demand notes).

      REPURCHASE AGREEMENTS. The relevant Funds may enter into repurchase agreements with member banks of the Federal Reserve System or certain non-bank dealers. Under each repurchase agreement the selling institution will be required to maintain the value of the securities subject to the agreement at not less than their repurchase price. A custodian employed in connection with a tri-party repurchase transaction will have custody of, and will segregate securities acquired by a Fund under a repurchase agreement. If a particular bank or non-bank dealer defaults on its obligation to repurchase the underlying debt instrument as required by the terms of a repurchase agreement, a Fund will incur a loss to the extent that the proceeds it realizes on the sale of the collateral are less than the repurchase price of the instrument. In addition, should the defaulting bank or non-bank dealer file for bankruptcy, a Fund could incur certain costs in establishing that it is entitled to dispose of the collateral and its realization on the collateral may be delayed or limited.

      MORTGAGE-RELATED SECURITIES.

      ADJUSTABLE-RATE MORTGAGE LOANS ("ARMS"). ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time, generally for either the first three, six, twelve, thirteen, thirty-six, or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustments based on changes in an index. ARMs typically have minimum and maximum rates beyond which the mortgage interest rate may not vary over the lifetime of the loans. Certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Limitations on monthly payments can result in monthly payments that are greater or less than the amount necessary to amortize a negatively amortizing ARM by its maturity at the interest rate in effect during any particular month.

      COLLATERALIZED MORTGAGE POOLS. Collateralized mortgage pool securities are a form of derivative composed of interests in pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations, stripped mortgage-backed securities, mortgage pass-through securities, interest in real estate mortgage investment conduits ("REMICs"), and ARMs.

      RESIDENTIAL MORTGAGE-RELATED SECURITIES. Residential mortgage-related securities represent participation interests in pools of one- to four-family residential mortgage loans issued or guaranteed by governmental agencies or instrumentalities, such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"), or issued by private entities. Residential mortgage-related securities have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes.

      MORTGAGE PASS-THROUGH CERTIFICATES. Mortgage pass-through certificates are issued by governmental, government-related and private entities and are backed by pools of mortgages (including those on residential properties and commercial real estate). The mortgage loans are made by savings and loan institutions, mortgage bankers, commercial banks and other lenders. The securities are "pass-through" securities because they provide investors with monthly payments of principal and interest which, in effect, are a "pass-through" of the monthly payments made by the individual borrowers on the underlying mortgages, net of any fees paid to the issuer or guarantor of the pass-through certificates. The principal governmental issuer of such securities is GNMA, which is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related issuers include FHLMC and FNMA, both government sponsored corporations owned entirely by private stockholders. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issues also create pass-through pools of conventional residential and commercial mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.

      (1) GNMA Mortgage Pass-Through Certificates ("Ginnie Maes"). Ginnie Maes represent an undivided interest in a pool of mortgages that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the mortgage pool and passes through the monthly payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying mortgages, Ginnie Maes are of the "modified pass-through" mortgage certificate type. The GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes as securities backed by an eligible pool of mortgages. The GNMA guarantee is backed by the full faith and credit of the United States, and the GNMA has unlimited authority to borrow funds from the U.S. Treasury to make payments under the guarantee. This is not a guarantee against market decline of the value of these securities or the shares of a Fund. It is possible that the availability (i.e., liquidity) of these securities could be adversely affected by actions of the U.S. government to tighten the availability of its credit. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market of securities dealers and a variety of investors.

      (2) FHLMC Mortgage Participation Certificates ("Freddie Macs"). Freddie Macs represent interests in groups of specified first lien residential conventional mortgages underwritten and owned by FHLMC. Freddie Macs entitle the holder to timely payments of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where FHLMC has not guaranteed timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market of FHLMC, securities dealers and a variety of investors.

      (3) FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes"). Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one family, or two to four family, residential properties. FNMA is obligated to distribute scheduled monthly installments of principal and interest on the mortgages in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated mortgages. The obligation of FNMA under its guaranty is solely the obligation of FNMA and is not backed by, nor entitled to, the full faith and credit of the United States.

      (4) Private issue mortgage certificates are pass-through securities structured in a similar fashion to Ginnie Maes, Fannie Maes, and Freddie Macs. Private issuer mortgage certificates are generally backed by conventional single family, multi-family and commercial mortgages. Private issuer mortgage certificates typically are not guaranteed by the U.S. government, its agencies or instrumentalities, but generally have some form of credit support in the form of over-collateralization, pool insurance or other form of credit enhancement.

      The market value of mortgage-related securities depends on, among other things, the level of interest rates, the certificates' coupon rates and the payment history of the mortgagors of the underlying mortgages.

      COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTI-CLASS PASS-THROUGH SECURITIES. Collateralized mortgage obligations or "CMOs" are multi-class bonds backed by pools of mortgage pass-through certificates or mortgage loans. CMOs in which a Fund may invest may be collateralized by (a) pass-through certificates issued or guaranteed by GNMA, FNMA or FHLMC, (b) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans' Affairs or (c) any combination thereof.

      Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index, such as the London Interbank Offered Rate ("LIBOR") (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. A Fund also may invest in inverse floating rate CMOs. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction of an applicable index such as the LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs. Many inverse floating rate CMOs have coupons that move inversely to a multiple of an applicable index such as LIBOR. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor. The markets for inverse floating rate CMOs with highly leveraged characteristics may at times be very thin. A Fund's ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity. It should be noted that inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal.

      As CMOs have evolved, some classes of CMO bonds have become more prevalent. The planned amortization class (PAC) and targeted amortization class (TAC), for example, were designed to reduce prepayment risk by establishing a sinking-fund structure. PAC and TAC bonds assure to varying degrees that investors will receive payments over a predetermined period under varying prepayment scenarios. Although PAC and TAC bonds are similar, PAC bonds are better able to provide stable cash flows under various prepayment scenarios than TAC bonds because of the order in which these tranches are paid.

      STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security, or IO, and all of the principal is distributed to holders of another type of security known as a principal-only security, or PO. Strips can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

      COMMERCIAL MORTGAGE-BACKED SECURITIES. Commercial mortgage-backed securities are securities that represent direct or indirect participation in, or are secured by and payable from, pools of loans or leases secured by commercial properties, including but not limited to retail, office or industrial properties, hotels, health-care facilities and multi-family residential properties. Such assets are securitized through the use of trusts and special purpose corporations. The value of such securities partly depends on loan repayments by individual commercial borrowers, which can depend in turn on rent payments from tenants in secured properties, either of which may be adversely affected during general downturns in the economy. Payments or distributions of principal and interest on commercial mortgage-backed securities may be supported by credit enhancements, such as various forms of cash collateral accounts or letters of credit. Like mortgage-backed securities, commercial mortgage-backed securities are subject to the risks of prepayment. The risks that recovery or repossessed collateral might be unavailable or inadequate to support payments on commercial mortgage-backed securities, however, is greater than is the case for non-multifamily residential mortgage-backed securities.

      TYPES OF CREDIT ENHANCEMENT. To lessen the effect of failures by obligors on mortgage-related securities to make payments, such securities may contain elements of credit enhancement. Such credit enhancement falls into two categories: (1) loss protection and (2) liquidity protection. Loss protection relates to losses resulting after default by an obligor on the underlying assets and collection of all amounts recoverable directly from the obligor and through liquidation of the collateral. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets (usually the bank, savings association or mortgage banker that transferred the underlying loans to the issuer of the security), to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Loss protection ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor, from third parties, through various means of structuring the transaction or through a combination of such approaches. A Fund will not pay any additional fees for such credit enhancement, although the existence of credit enhancement may increase the price of a security. Credit enhancements do not provide protection against changes in the market value of the security. Examples of credit enhancement arising out of the structure of the transaction include "senior subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "spread accounts" or "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed that required to make payment of the securities and pay any servicing or other fees). The degree of credit enhancement provided for each issue generally is based on historical information regarding the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated could adversely affect the return on investment in such a security.

      MUNICIPAL OBLIGATIONS.

      GENERAL. Unless otherwise specified, "Municipal Obligations," when referred to below, include Pennsylvania Municipal Obligations, with respect to Mellon Pennsylvania Intermediate Municipal Bond Fund, Massachusetts Municipal Obligations, with respect to Mellon Massachusetts Intermediate Municipal Bond Fund, and Municipal Securities, with respect to Mellon National Municipal Money Market Fund. Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain private activity bonds issued by or on behalf of public authorities. Municipal Obligations include general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Notes are short-term instruments that are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Obligations also include municipal lease/purchase agreements, which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal Obligations bear fixed, floating or variable rates of interest, which for each Fund (other than Mellon National Municipal Money Market Fund) may be determined in some instances by formulas under which the Municipal Obligation's interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. Certain Municipal Obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related Municipal Obligation and purchased and sold separately.

      The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation and rating of the issue. The imposition of a Fund's management fee, as well as other operating expenses, will have the effect of reducing the yield to investors.

      Municipal Obligations may be repayable out of revenue streams generated from economically related projects or facilities or whose issuers are located in the same state. The latter is likely to be the case with respect to investments of Mellon Pennsylvania Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund. Sizable investments in these obligations could increase risk to the Funds should any of the related projects or facilities experience financial difficulties.

      Obligations of issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislators, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

      Other types of tax-exempt instruments that may become available in the future may be purchased by a Fund as long as the Investment Adviser believes the quality of these instruments meets the Fund's quality standards.

      MUNICIPAL BONDS. Municipal bonds, which generally have a maturity of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds. A private activity bond is a particular kind of revenue bond. The classifications of general obligation bonds, revenue bonds and private activity bonds are discussed below.

      1. General Obligation Bonds. The proceeds of these obligations are used to finance a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest.

      2. Revenue Bonds. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer's obligations. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

      3. Private Activity Bonds. Private activity bonds, which are considered Municipal Obligations if the interest paid thereon is exempt from Federal income tax, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. As discussed below under "Dividends, Other Distributions and Taxes," interest income on these bonds may be a Tax Preference Item.

      MUNICIPAL NOTES. Municipal notes generally are used to provide for short-term capital needs and generally have maturities of thirteen months or less. Municipal notes include:

      1. Tax Anticipation Notes. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use and business taxes, and are payable from these specific future taxes.

      2. Revenue Anticipation Notes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as Federal revenues available under Federal Revenue Sharing programs.

      3. Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

      MUNICIPAL COMMERCIAL PAPER. Issues of municipal commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements, or other credit facility agreements offered by banks or other institutions.

      MUNICIPAL LEASE OBLIGATIONS. Municipal leases may take the form of a lease or a certificate of participation in a purchase contract issued by state and local government authorities to obtain funds to acquire a wide variety of equipment and facilities, such as fire and sanitation vehicles, computer equipment and other capital assets. A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make payments due under the lease obligation. Municipal leases have special risks not normally associated with municipal bonds. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. A Money Market Fund will only purchase municipal lease obligations subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit or guarantee of a bank. The quality of the issuer of such letter of credit or guarantee, as the case may be, as determined by the Investment Adviser, must be equivalent to the quality standard prescribed for the Fund. In addition, the Investment Adviser monitors the earning power, cash flow and other liquidity ratios of the issuers of such obligations, as well as the creditworthiness of the institution responsible for paying the principal and accrued interest of such obligations under the credit enhancement feature. In addition to the non-appropriation risk, municipal leases represent a type of financing that has not yet developed the depth of marketability associated with municipal bonds; moreover, although the obligations will be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove difficult. For purposes of the 15% limitation and, in the case of a Money Market Fund, 10% limitation, on the purchase of illiquid securities, a Fund will not consider the municipal lease obligations or certificates of participation in municipal lease obligations in which it invests as liquid, unless the Investment Adviser shall determine, based upon such factors as the frequency of trades and quotes for the obligation, the number of dealers willing to purchase or sell the security and the number of other potential buyers, the willingness of dealers to undertake to make a market in the security and the nature of marketplace trades, that a security shall be treated as liquid for purposes of such limitation.

      In evaluating the liquidity and credit quality of a lease obligation that is unrated, the Fund's Board has directed the Investment Adviser to consider
(a) whether the lease can be canceled; (b) what assurance there is that the assets represented by the lease can be sold; (c) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (d) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of nonappropriation"); (e) the legal recourse in the event of failure to appropriate; and (f) such other factors concerning credit quality as the Investment Adviser may deem relevant.

      Mellon National Municipal Money Market Fund may purchase municipal lease obligations principally from banks, equipment vendors or other parties that have entered into an agreement with the Fund providing that such party will remarket the municipal lease obligations on certain conditions (described below) within seven days after demand by the Fund. Such agreements are referred to as "remarketing agreements" and the party that agrees to remarket or repurchase a municipal lease obligation is referred to as a "remarketing party." The agreement will provide for a remarketing price equal to the principal balance on the obligation as determined pursuant to the terms of the remarketing agreement as of the repurchase date (plus accrued interest). The Investment Adviser anticipates that, in most cases, the remarketing agreement will also provide for the seller of the municipal lease obligation or the remarketing party to service it for a servicing fee. The conditions to the Fund's right to require the remarketing party to purchase or remarket the obligation are that the Fund must certify at the time of remarketing that (1) payments of principal and interest under the municipal lease obligation are current and the Fund has no knowledge of any default thereunder by the governmental issuer, (2) such remarketing is necessary in the sole opinion of a designated officer of the Fund to meet the Fund's liquidity needs, and (3) the governmental issuer has not notified the Fund of a termination of the underlying lease.

The remarketing agreement described above requires the remarketing party to purchase (or market to a third party) municipal lease obligations of Mellon National Municipal Money Market Fund under certain conditions to provide liquidity if share redemptions of the Fund exceed purchases of the Fund's shares. The Fund will only enter into remarketing agreements with banks, equipment vendors or other responsible parties (such as insurance companies, broker-dealers and other financial institutions) that in the Investment Adviser's opinion are capable of meeting their obligations to the Fund. The Investment Adviser will regularly monitor the ability of remarketing parties to meet their obligations to the Fund. The Fund will enter into remarketing agreements covering at least 75% of the principal amount of the municipal lease obligations in its portfolio. The Fund will not enter into remarketing agreements with any one remarketing party in excess of 5% of its total assets. Remarketing agreements with broker-dealers may require an exemptive order under the 1940 Act. The Fund will not enter into such agreements with broker-dealers prior to the issuance of such an order or interpretation of the SEC that such an order is not required. There can be no assurance that such an order or interpretation will be granted.

The "remarketing" feature of the agreement entitles the remarketing party to attempt to resell the municipal lease obligation within seven days after demand from Mellon National Municipal Money Market Fund; however, the remarketing party will be obligated to repurchase the obligation for its own account at the end of the seven-day period if such obligation has not been resold. The remarketing agreement will often be entered into with the party who has sold a municipal lease obligation to the Fund, but remarketing agreements may also be entered into with a separate remarketing party of the same type that meets the credit and other criteria listed above. Up to 25% of the Fund's municipal lease obligations may not be covered by remarketing agreements. The Fund, however, will not invest in municipal lease obligations that are not subject to remarketing agreements if, as a result of such investment, more than 10% of its total assets would be invested in illiquid securities such as (1) municipal lease obligations not subject to remarketing agreements and not deemed by the Investment Adviser at the time of purchase to be at least of comparable quality to rated municipal debt obligations, or (2) other illiquid assets such as securities restricted as to resale under federal or state securities laws. For purposes of the preceding sentence, a municipal lease obligation that is backed by an irrevocable bank letter of credit or an insurance policy, issued by a bank or issuer deemed by the Investment Adviser to be of high quality and minimal credit risk, will not be deemed to be "illiquid" solely because the underlying municipal lease obligation is unrated, if the Investment Adviser determines that such municipal lease obligation is readily marketable because it is backed by such letter of credit or insurance policy.

As used within this section, high quality means that the municipal lease obligation meets all of the following criteria: (1) the underlying equipment is for an essential governmental function; (2) the municipality has a documented history of stable financial operations and timely payments of principal and interest on its municipal debt or lease obligation; (3) the lease/purchase agreement contains proper terms and conditions to protect against non-appropriation, substitution of equipment and other more general risks associated with the purchase of securities; (4) the equipment underlying the lease was leased in a proper and legal manner; and (5) the equipment underlying the lease was leased from a reputable equipment vendor. A letter of credit or insurance policy would generally provide that the issuer of the letter of credit or insurance policy would pay the outstanding principal balance of the municipal lease obligations plus any accrued but unpaid interest upon non-appropriation or default by the governmental lessee. However, the terms of each letter of credit or insurance policy may vary significantly and would affect the degree to which such protections increase the liquidity of a particular municipal lease obligation. Changes in the credit quality of the issuer of the letter of credit or insurance policy or other party to a remarketing agreement could cause losses to the Fund and adversely affect its share price.

      TAX-EXEMPT PARTICIPATION INTERESTS. The relevant Funds may purchase from financial institutions tax-exempt participation interests in Municipal Obligations (such as private activity bonds and municipal lease obligations).
A participation interest gives a Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Fund's Board has determined meets prescribed quality standards for banks, or the payment obligation otherwise will be collateralized by U.S. government securities. For certain participation interests, a Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the Municipal Obligation, plus accrued interest. As to these instruments, a Fund intends to exercise its right to demand payment only upon a default under the terms of the Municipal Obligation, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.

      TENDER OPTION BONDS. A tender option bond is a Municipal Obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Investment Adviser, on behalf of each Fund, will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Obligation, of any custodian and of the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Obligations and for other reasons. No Fund will invest more than 15% and, in the case of a Money Market Fund, 10%, of the value of its net assets in illiquid securities, which would include tender option bonds for which the required notice to exercise the tender feature is more than seven days if there is no secondary market available for these obligations. The quality of the underlying creditor or of the third-party provider of the tender option, as the case may be, as determined by the Investment Adviser, must be equivalent to the quality standard prescribed for the Fund. In addition, the Investment Adviser monitors the earning power, cash flow and other liquidity ratios of the issuers of such obligations.

      A Fund will purchase tender option bonds only when the Investment Adviser is satisfied that the custodial and tender option arrangements, including the fee payment arrangements, will not adversely affect the tax-exempt status of the underlying Municipal Obligations and that payment of any tender fees will not have the effect of creating taxable income for the Fund. Based on the tender option bond agreement, a Fund expects to be able to value the tender option bond at par; however, the value of the instrument will be monitored to assure that it is valued at fair value.

      VARIABLE AND FLOATING RATE DEMAND NOTES. Variable and floating rate demand notes and bonds are tax-exempt obligations that ordinarily have stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes which are obligations that permit the Funds to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Funds, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and generally there is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Funds will meet the quality criteria established for the purchase of Municipal Obligations.

      CUSTODIAL RECEIPTS. (Municipal Bond Funds and Money Market Funds only) The Funds may purchase securities, frequently referred to as "custodial receipts," representing the right to receive future principal and interest payments on Municipal Obligations underlying such receipts. A number of different arrangements are possible. In a typical custodial receipt arrangement, an issuer or a third party owner of a Municipal Obligation deposits such obligation with a custodian in exchange for two or more classes of receipts. The two classes have different characteristics, but in each case, payments on the two classes are based on payments received on the underlying Municipal Obligations. One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted, and ownership changes, based on an auction mechanism. The interest rate on this class generally is expected to be below the coupon rate of the underlying Municipal Obligations and generally is at a level comparable to that of a Municipal Obligation of similar quality and having a maturity equal to the period between interest rate adjustments. The second class bears interest at a rate that exceeds the interest rate typically borne by a security of comparable quality and maturity; this rate is also adjusted, but in this case inversely to changes in the rate of interest of the first class. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Obligations. The value of the second class and similar securities should be expected to fluctuate more than the value of a Municipal Obligation of comparable quality and maturity and their purchase by a Fund should increase the volatility of its net asset value and, thus, its price per share. These custodial receipts are sold in private placements. The Funds also may purchase directly from issuers, and not in a private placement, Municipal Obligations having characteristics similar to custodial receipts. These securities may be part of a multi-class offering and the interest rate on certain classes may be subject to a cap or floor. The custodial receipts and the underlying Municipal Obligations are often subject to credit or liquidity enhancement provided by third-party banks, broker-dealers or other financial institutions. The quality of the underlying creditor or of such bank, broker-dealer or other financial institution, as the case may be, as determined by the Investment Adviser, must be equivalent to the quality standard prescribed for the Fund. In addition, the Investment Adviser monitors the earning power, cash flow and other liquidity ratios of the issuers of such obligations, as well as the creditworthiness of such banks, broker-dealers or other financial institutions responsible for paying the amounts due on those obligations and under such credit or liquidity enhancement.

      OTHER INVESTMENT COMPANIES. Each Fund may invest in securities issued by other investment companies to the extent such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Under the 1940 Act, a Fund's investment in securities of other investment companies, subject to certain exceptions, currently is limited to
(i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in the aggregate. Each Fund also may invest its uninvested cash reserves, or cash it receives as collateral from borrowers of its portfolio securities in connection with the Fund's securities lending program, in shares of one or more money market funds advised by Dreyfus. Such investments will not be subject to the limitations described above, except that a Fund's aggregate investment of uninvested cash reserves in such money market funds may not exceed 25% of its total assets. See "Securities Lending."

      EXCHANGE-TRADED FUNDS. (Domestic Equity Funds, International Equity Funds and Mellon Balanced Fund only) The Funds may invest in shares of exchange-traded investment companies (collectively, "ETFs") which are designed to provide investment results corresponding to a securities index. These may include Standard & Poor's Depositary Receipts ("SPDRs"), DIAMONDS, Nasdaq-100 Index Tracking Stock (also referred to as "Nasdaq-100 Shares") and iShares exchange-traded funds ("iShares"), such as iShares Russell 2000 Growth Index Fund. ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities, in each case with respect to a portfolio of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index. The benchmark indices of SPDRs, DIAMONDS and Nasdaq-100 Shares are the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average and the Nasdaq-100 Index, respectively. The benchmark index for iShares varies, generally corresponding to the name of the particular iShares fund. ETFs are designed to provide investment results that generally correspond to the price and yield performance of the component securities of the benchmark index. ETFs are listed on an exchange and trade in the secondary market on a per-share basis.

      The values of ETFs are subject to change as the values of their respective component securities fluctuate according to market volatility. Investments in ETFs that are designed to correspond to an equity index, for example, involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of ETFs invested in by a Fund. Moreover, a Fund's investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities.

      STAND-BY COMMITMENTS. Each Municipal Bond Fund and Money Market Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a Fund obligates a broker, dealer or bank to repurchase, at the Fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. A Fund will acquire stand-by commitments solely to facilitate its portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. A Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable. A Fund (other than a Money Market
Fund) also may acquire call options on specific Municipal Obligations. A Fund generally would purchase these call options to protect a Fund from the issuer of the related Municipal Obligation redeeming, or other holder of the call option from calling away, the Municipal Obligation before maturity. The sale by a Fund of a call option that it owns on a specific Municipal Obligation could result in its receipt of taxable income.

      TAXABLE INVESTMENTS. (Mellon Intermediate Municipal Bond Fund and Mellon National Short-Term Municipal Bond Fund only) Each Fund anticipates being as fully invested as practicable in Municipal Obligations. Although each Fund's goal is to provide income exempt from Federal income taxes, it may invest up to 20% of its net assets in obligations that pay income subject to Federal income taxes. Because each Fund's goal is to provide income exempt from Federal income tax, it will invest in taxable obligations only if and when the Investment Adviser believes it would be in the best interests of the Fund's shareholders to do so.

      (Mellon Pennsylvania Intermediate Municipal Bond Fund only) The Fund anticipates being as fully invested as practicable in Municipal Obligations. Although the Fund's goal is to provide income exempt from Federal and Pennsylvania personal income taxes, it may invest up to 20% of its net assets in obligations that pay income subject to Federal and Pennsylvania personal income taxes.

      (Mellon Massachusetts Intermediate Municipal Bond Fund only) The Fund anticipates being as fully invested as practicable in Municipal Obligations. Although the Fund's goal is to provide income exempt from Federal and Massachusetts personal income taxes, it may invest up to 20% of its net assets in obligations that pay income subject to Federal and Massachusetts personal income taxes.

      (Mellon National Municipal Money Market Fund only) The Fund anticipates being as fully invested as practicable in Municipal Securities. Although the Fund's goal is to provide income exempt from Federal personal income taxes, it may invest up to 20% of its net assets in money market obligations that pay income subject to Federal personal income taxes.

      Situations in which a Fund may invest in taxable securities include: (a) pending investment of proceeds of sales of shares of the Funds or of portfolio securities, (b) pending settlement of purchases of portfolio securities, and
(c) when the Fund is attempting to maintain liquidity for the purpose of meeting anticipated redemptions. A Fund may temporarily invest more than 20% of its net assets in Federally taxable securities to maintain a "defensive" posture when, in the opinion of the Investment Adviser, it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations. Under such circumstances, a Fund may invest in the kinds of taxable securities described above under "Money Market Instruments."

      Dividends paid by a Fund that are attributable to income earned by the Fund from taxable investments will be taxable to investors. See "Dividends, Other Distributions and Taxes."

      VARIABLE AND FLOATING RATE SECURITIES. The relevant Funds may purchase floating rate and variable rate obligations, including participation interests therein. Floating rate or variable rate obligations provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate at a major commercial bank) and that a Fund can demand payment of the obligation at par plus accrued interest. Variable rate obligations provide for a specified periodic adjustment in the interest rate, while floating rate obligations have an interest rate which changes whenever there is a change in the external interest rate. Frequently such obligations are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying creditor or of the bank, as the case may be, as determined by the Investment Adviser, must be equivalent to the quality standard prescribed for the Fund. In addition, the Investment Adviser monitors the earning power, cash flow and other liquidity ratios of the issuers of such obligations, as well as the creditworthiness of the institution responsible for paying the principal amount of the obligations under the demand feature.

      WARRANTS. A warrant gives the holder the right to subscribe to a specified amount of the issuing corporation's capital stock at a set price for a specified period of time.

      ZERO COUPON, PAY-IN-KIND AND STEP-UP SECURITIES. Zero coupon securities are debt securities issued or sold at a discount from their face value which do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date (or cash payment date). The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interest in such stripped debt obligations and coupons. Pay-in-kind securities are bonds which generally pay interest through the issuance of additional bonds. Step-up coupon bonds are debt securities which typically do not pay interest for a specified period of time and then pay interest at a series of different rates. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay interest periodically having similar maturities and credit qualities. The Code requires the holder of these securities to accrue income with respect to the security prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income tax, a Fund may be required to distribute the income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy this distribution requirement.

INVESTMENT TECHNIQUES

      In addition to the principal investment strategies discussed in the relevant Class M and Investor Class Prospectus and Dreyfus Premier Class Prospectus, to the extent indicated above under "The Funds and Their Investments," a Fund may utilize the investment techniques described below. A Fund might not use any of these strategies and there can be no assurance that any strategy that is used will succeed. A Fund's use of certain of these investment techniques may give rise to taxable income.

      BORROWING MONEY. The Funds are permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. Each Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While such borrowings exceed 5% of a Fund's total assets, the Fund will not make any additional investments.

      FOREIGN CURRENCY TRANSACTIONS. (Mellon Mid Cap Stock Fund, Mellon Small Cap Stock Fund, Mellon International Fund, Mellon Emerging Markets Fund, Mellon Bond Fund, Mellon Intermediate Bond Fund and Mellon Balanced Fund only) The Funds may engage in currency exchange transactions on a spot or forward basis. The Fund may exchange foreign currency on a spot basis at the spot rate then prevailing for purchasing or selling foreign currencies in the foreign exchange market.

      A Fund may also enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or portfolio positions in order to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. For example, when a Fund anticipates purchasing or selling a security denominated in a foreign currency, a Fund may enter into a forward contract in order to set the exchange rate at which the transaction will be made. A Fund may also enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Fund's securities positions denominated in that currency.

      Forward currency contracts may substantially change a Fund's investment exposure to changes in currency exchange rates and could result in losses if currencies do not perform as the Investment Adviser anticipates. There is no assurance that the Investment Adviser's use of forward currency contracts will be advantageous to a Fund or that it will hedge at an appropriate time.

      FOREIGN CURRENCY STRATEGIES - SPECIAL CONSIDERATIONS. The relevant Funds may enter into various financial contracts (such as interest rate, index and foreign currency futures contracts) and options (such as options on U.S. and foreign securities or indices of such securities, foreign currencies and futures contracts), forward currency contracts and interest rate and currency swaps, collars and floors, to hedge against movements in the values of the foreign currencies in which a Fund's securities are denominated. Such currency hedges can protect against price movements in a security that a Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

      A Fund may seek to hedge against changes in the value of particular currency by using various techniques. In some such cases, a Fund may hedge against price movements in that currency by entering into transactions using futures contracts, options, forward currency contracts and currency swaps, collars and floors. Such transaction may involve another currency or a basket of currencies, the values of which the Investment Adviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the costs associated with such transactions, including the prices of the underlying currencies, will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

      The value of such transactions involving foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of foreign currency transactions, a Fund could be disadvantaged by having to deal in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

      There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.
Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market.

      Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

      FORWARD CONTRACTS.  A forward foreign currency exchange contract
("forward contract") is a contract to purchase or sell a currency at a future date. The two parties to the contract set the number of days and the price. Forward contracts are used as a hedge against future movements in foreign exchange rates. A Fund may enter into forward contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or other foreign currency.

      Forward contracts may serve as long hedges - for example, a Fund may purchase a forward contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward contracts may also serve as short hedges for example, a Fund may sell a forward contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency or from anticipated dividend or interest payments denominated in a foreign currency. The Investment Adviser may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or basket of currencies, the value of which the Investment Adviser believes will bear a positive correlation to the value of the currency being hedged.

      The cost to a Fund of engaging in forward contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. When a Fund enters into a forward contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

      Buyers and sellers of forward contracts can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward contracts, with the result that closing transactions generally can be made for forward contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will in fact be able to close out a forward contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a Fund might be unable to close out a forward contract at any time prior to maturity. In either event, a Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account.

      The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities measured in the foreign currency will change after the forward contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

      FORWARD ROLL TRANSACTIONS. (Taxable Bond Funds only) To enhance current income, the Taxable Bond Funds may enter into forward roll transactions with respect to mortgage-related securities. In a forward roll transaction, a Fund sells mortgage-related securities to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools or mortgages with different pre-payment histories than those sold. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, typically repurchase agreements, and the income from these investments, together with any additional fee income received on the sale is expected to generate income for a Fund exceeding the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the purchase price of those securities. A Fund will segregate permissible liquid assets at least equal to the amount of the repurchase price (including accrued interest).

      The Taxable Bond Funds may enter into mortgage "dollar rolls" in which a Fund sells mortgage-related securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The mortgage-related securities that are purchased will be of the same type and will have the same interest rate as those securities sold, but generally will be supported by different pools of mortgages with different prepayment histories than those sold. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the Fund is compensated by the difference between the current sales price and the lower prices of the future purchase, as well as by any interest earned on the proceeds of the securities sold. The Fund could be compensated also through the receipt of fee income equivalent to a lower forward price. The dollar rolls entered into by the Fund normally will be "covered." A covered roll is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the related dollar roll transaction. Covered rolls are not treated as borrowings or other senior securities and will be excluded from the calculation of a Fund's borrowings and other senior securities.

      FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS.

      GENERAL. The relevant Funds may purchase and sell various financial instruments ("Derivative Instruments"), including financial futures contracts (such as interest rate, index and foreign currency futures contracts) and options (such as options on U.S. and foreign securities or indices of such securities, foreign currencies and futures contracts), forward currency contracts and interest rate, equity index and currency swaps, collars and floors. The index Derivative Instruments which a Fund may use may be based on indices of U.S. or foreign equity or debt securities. These Derivative Instruments may be used, for example, to preserve a return or spread, to lock in unrealized market value gains or losses, to facilitate or substitute for the sale or purchase of securities, to manage the duration of securities, to alter the exposure of a particular investment or portion of a Fund's portfolio to fluctuations in interest rates or currency rates, to uncap a capped security, or to convert a fixed rate security into a variable rate security or a variable rate security into a fixed rate security.

      Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a Fund's portfolio. Thus, in a short hedge a Fund takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

      Conversely, a long hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Fund intends to acquire. Thus, in a long hedge a Fund takes a position in a Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, a Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the Fund owns. Rather, it relates to a security that the Fund intends to acquire. If a Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund's portfolio is the same as if the transaction were entered into for speculative purposes.

      Derivative Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a Fund owns or intend to acquire. Derivative Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which a Fund has invested or expects to invest. Derivative Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

      The use of Derivative Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission ("CFTC") and various state regulatory authorities. In addition, a Fund's ability to use Derivative Instruments may be limited by tax considerations. See "Dividends, Other Distributions and Taxes."

      In addition to the instruments, strategies and risks described below and in the relevant Class M and Investor Class Prospectus and Dreyfus Premier Class Prospectus, the Investment Adviser expects to discover additional opportunities in connection with other Derivative Instruments. These new opportunities may become available as the Investment Adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new techniques are developed. The Investment Adviser may utilize these opportunities to the extent that they are consistent with a Fund's investment objective, and permitted by the Fund's investment policies and applicable regulatory authorities.

      SPECIAL RISKS. The use of Derivative Instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow.

      (1) Successful use of most Derivative Instruments depends upon the ability of the Investment Adviser not only to forecast the direction of price fluctuations of the investment involved in the transaction, but also to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

      (2) There might be imperfect correlation, or even no correlation, between price movements of a Derivative Instrument and price movements of the investments being hedged. For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Derivative Instruments are traded. The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

      Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

      Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     (3) If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if a Fund entered into a short hedge because the Investment Adviser projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument. Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, a Fund could suffer a loss. In either such case, a Fund would have been in a better position had it not attempted to hedge at all.

     (4) As described below, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (i.e., Derivative Instruments other than purchased options). If a Fund was unable to close out its position in such Derivative Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. A Fund's ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a Fund.

     (5) The purchase and sale of Derivative Instruments could result in a loss if the counterparty to the transaction does not perform as expected, and may increase portfolio turnover rates, which results in correspondingly greater commission expenses and transaction costs and may result in certain tax consequences.

      COVER FOR DERIVATIVE INSTRUMENTS. Transactions using Derivative Instruments may expose the relevant Funds to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, futures or options, currencies or forward contracts or (2) cash and short-term liquid debt securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. A Fund will comply with SEC guidelines regarding cover for Derivative Instruments and will, if the guidelines so require, set aside permissible liquid assets in a segregated account with its custodian in the prescribed amount.

      Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

      FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. When a Fund purchases a futures contract, it incurs an obligation to take delivery of a specified amount of the security underlying the futures contract at a specified time in the future for a specified price. When a Fund sells a futures contract, it incurs an obligation to deliver a specified amount of the security underlying the futures contract at a specified time in the future for an agreed upon price. With respect to index futures, no physical transfer of the securities underlying the index is made. Rather, the parties settle by exchanging in cash an amount based on the difference between the contract price and the closing value of the index on the settlement date.

      When a Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the term of the option. If a Fund writes a call, it assumes a short futures position. If a Fund writes a put, it assumes a long futures position. When a Fund purchases an option on a futures contract, it acquires the right, in return for the premium it pays, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

      The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge.

      Futures strategies also can be used to manage the average duration of a Fund's fixed income portfolio. If the Investment Adviser wishes to shorten the average duration of a Fund's fixed income portfolio, the Fund may sell an interest rate futures contract or a call option thereon, or purchase a put option on that futures contract. If the Investment Adviser wishes to lengthen the average duration of a Fund's fixed income portfolio, the Fund may buy an interest rate futures contract or a call option thereon, or sell a put option thereon.

      No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Fund is required to deposit "initial margin" consisting of cash or U.S. government securities in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment.

      Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund's obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

      Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. Although the Funds intend to enter into futures and options on futures only on exchanges or boards of trade where there appears to be a liquid secondary market, there can be no assurance that such a market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

      Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

      If a Fund were unable to liquidate a futures or options on futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. A Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

      To the extent that a Fund enters into futures contracts, options on futures contracts, or options on foreign currencies traded on an exchange regulated by the CFTC, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money" at the time of purchase) will not exceed 5% of the liquidation value of the Fund's portfolio (or such other amount as permitted by the CFTC), after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts and options on futures contracts for hedging purposes.

     OPTIONS. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed upon exercise price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed upon exercise price during the option period. A purchaser of an option pays an amount, known as the premium, to the option writer in exchange for rights under the option contract.

      Options on indices are similar to options on securities or currencies except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or currencies.

      The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable a Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security or other instrument underlying a put option declines to less than the exercise price on the option, minus the premium received, a Fund would expect to suffer a loss.

      Writing call options can also serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the investment appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and a Fund will be obligated to sell the investment at less than its market value unless the option is closed out in an offsetting transaction.

      Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the investment depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Fund will be obligated to purchase the investment at more than its market value.

      The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value and a Fund would experience losses to the extent of premiums paid for them.

      A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

      A Fund may purchase and sell both exchange-traded and over-the-counter ("OTC") options. Exchange-traded options in the United States are issued by a clearing organization that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction. A Fund will enter into only those option contracts that are listed on a national securities or commodities exchange or traded in the OTC market for which there appears to be a liquid secondary market. A Fund will not purchase put or call options that are traded on a national exchange in an amount exceeding 5% of its net assets.

      A Fund will not purchase or write OTC options if, as a result of such transaction, the sum of (i) the market value of outstanding OTC options purchased by the Fund, (ii) the market value of the underlying securities covered by outstanding OTC call options written by the Fund, and (iii) the market value of all other assets of the Fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the Fund's net assets, taken at market value. However, if an OTC option is sold by a Fund to a primary U.S. government securities dealer recognized by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (the difference between the current market value of the underlying securities and the price at which the option can be exercised). The repurchase price with primary dealers is typically a formula price that is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

      Generally, the OTC debt and foreign currency options used by a Fund are European style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American style options, which are exercisable at any time prior to the expiration date of the option.

      A Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although a Fund will enter into OTC options only with major dealers in unlisted options, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

      If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised. A Fund may write only covered call options on securities. A call option is covered if a Fund owns the underlying security or a call option on the same security with a lower strike price.

      The relevant Funds may purchase and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities) or stock indices listed on national securities exchanges or traded in the OTC market.
An option on a stock index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the stock index upon which the option is based is greater than in the case of a call, or less than in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing stock index options will depend upon price movements in the level of the index rather than the price of a particular stock.

      MUNICIPAL BOND INDEX AND INTEREST RATE FUTURES CONTRACTS AND OPTIONS ON MUNICIPAL BOND INDEX AND INTEREST RATE FUTURES CONTRACTS. The relevant Funds may invest in municipal bond index futures contracts and interest rate futures contracts and purchase and sell options on these futures contracts that are traded on a domestic exchange or board of trade. Such investments may be made by a Fund solely for the purpose of hedging against changes in the value of its portfolio securities due to anticipated changes in interest rates and market conditions, and not for purposes of speculation. Further, such investments will be made only in unusual circumstances, such as when the Investment Adviser anticipates an extreme change in interest rates or market conditions.

      An interest rate futures contract provides for the future purchase or sale of specified interest rate sensitive debt securities such as United States Treasury bills, bonds and notes, obligations of the GNMA and bank certificates of deposit. Although most interest rate futures contracts require the delivery of the underlying securities, some settle in cash. Each contract designates the price, date, time and place of delivery. Entering into a futures contract to deliver the index or instrument underlying the contract is referred to as entering into a "short" position in the futures contract, whereas entering into a futures contract to take delivery of the index or instrument is referred to as entering into a "long" position in the futures contract. A municipal bond index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specific dollar amount times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. No physical delivery of the underlying municipal bonds in the index is made.

      The purpose of the acquisition or sale of a municipal bond index futures contract by a Fund, as the holder of long-term municipal securities, is to protect the Fund from fluctuations in interest rates on tax-exempt securities without actually buying or selling long-term municipal securities.

      Unlike the purchase or sale of a Municipal Obligation, no consideration is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 10% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount). This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures contract, assuming that all contractual obligations have been satisfied. Subsequent payments, known as variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instrument or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking-to-market. At any time prior to the expiration of the contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the futures contract.

      There are several risks in connection with the use of a municipal bond index or interest rate futures contract as a hedging device. There can be no assurance that there will be a correlation between movements in the price of the underlying instruments of the municipal bond index and movements in the price of the Municipal Obligations which are the subject of the hedge. The degree of imperfection of correlation depends upon various circumstances, such as variations in speculative market demand for futures contracts and municipal securities, technical influences on futures trading, and differences between the municipal securities being hedged and the municipal securities underlying the municipal bond index or interest rate futures contracts, in such respects as interest rate levels, maturities and creditworthiness of issuers. A decision of whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates.

      Although the Funds intend to purchase or sell municipal bond index and interest rate futures contracts only if there is an active market for such contracts, there is no assurance that a liquid market will exist for the contracts at any particular time. Most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it will not be possible to close a futures position and, in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee that the price of Municipal Obligations will, in fact, correlate with the price movements in the municipal bond index or interest rate futures contract and thus provide an offset to losses on a futures contract.

      If a Fund has hedged against the possibility of an increase in interest rates adversely affecting the value of the Municipal Obligations held in its portfolio and rates decrease instead, the Fund will lose part or all of the benefit of the increased value of the Municipal Obligations it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the decline in interest rates. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

      The ability of a Fund to trade in municipal bond index or interest rate futures contracts and options on interest rate futures contracts may be materially limited by the requirements of the Code applicable to regulated investment companies. See "Dividends, Other Distributions and Taxes" below.

      The relevant Funds may purchase put and call options on municipal bond index or interest rate futures contracts which are traded on a domestic exchange or board of trade as a hedge against changes in interest rates, and may enter into closing transactions with respect to such options to terminate existing positions. A Fund will sell put and call options on interest rate futures contracts only as part of closing sale transactions to terminate its options positions. There is no guarantee that such closing transactions can be effected.

      A put or call on a municipal bond index or interest rate futures contract gives the purchaser the right, in return for the premium paid, to assume a short or long position, respectively, in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. The Funds may purchase put and call options on both municipal bond index and interest rate futures contracts. The Funds will sell options on these futures contracts only as part of closing purchase transactions to terminate its options position, although no assurance can be given that closing transactions can be effected.

      A Fund may purchase options when the Investment Adviser believes that interest rates will increase and consequently the value of the Fund's portfolio securities will decrease. A Fund may enter into futures contracts to buy an index or debt security or may purchase call options when the Investment Adviser anticipates purchasing portfolio securities at a time of declining interest rates.

      Options on municipal bond index or interest rate futures contracts, as contrasted with the direct investment in such contracts, gives the purchaser the right, in return for the premium paid, to assume a position in such contracts at a specified exercise price at any time prior to the expiration date of the options. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures contract margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of a Fund.

      There are several risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, a Fund's purchase of put or call options will be based upon predictions as to anticipated interest rate trends by the Investment Adviser, which could prove to be inaccurate. Even if the Investment Adviser's expectations are correct there may be an imperfect correlation between the change in the value of the options and of a Fund's portfolio securities.

      The Funds may not enter into futures contracts or purchase options on futures contracts if, immediately thereafter, the sum of the amount of margin deposits on the Funds' existing futures contracts and premiums paid for options would exceed 5% of the value of a Fund's total assets, after taking into account unrealized profits and losses on any existing contracts.

      Any income earned by the Funds from transactions in futures contracts and options on futures contracts will be taxable. Accordingly, it is anticipated that such investments will be made by the Municipal Bond Funds only in unusual circumstances, such as when the Investment Adviser anticipates an extreme change in interest rates or market conditions.

      FUTURE DEVELOPMENTS. A Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund.

      REVERSE REPURCHASE AGREEMENTS. The relevant Funds may enter into reverse repurchase agreements to meet redemption requests where the liquidation of portfolio securities is deemed by a Fund to be inconvenient or disadvantageous. A reverse repurchase agreement is a transaction whereby a Fund transfers possession of a portfolio security to a bank or broker-dealer in return for a percentage of the portfolio security's market value. The Fund retains record ownership of the security involved including the right to receive interest and principal payments. At an agreed upon future date, the Fund repurchases the security by paying an agreed upon purchase price plus interest. Cash or liquid high-grade debt obligations of a Fund equal in value to the repurchase price including any accrued interest will be maintained in a segregated account while a reverse repurchase agreement is in effect.

      SECURITIES LENDING. Each Fund may lend securities from its portfolio to brokers, dealers and other financial organizations needing to borrow securities to complete certain transactions. In connection with such loans, the Fund remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. The Fund also has the right to terminate a loan at any time. The Fund may call the loan to vote proxies if a material issue affecting the Fund's investment is to be voted upon. Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund's total assets (including the value of all assets received as collateral for the loan). The Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the Fund a loan premium fee. If the collateral consists of cash, the Fund will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment. Each Fund may participate in a securities lending program operated by Mellon Bank, N.A. ("Mellon Bank"), as lending agent (the "Lending Agent"). The Lending Agent will receive a percentage of the total earnings of the Fund derived from lending its portfolio securities. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Dreyfus to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. A Fund will minimize this risk by limiting the investment of cash collateral to money market funds advised by Dreyfus, repurchase agreements or other high quality instruments with short maturities.

      SHORT-SELLING. In these transactions, the International Equity Funds and Mellon Short-Term Government Securities Fund may sell securities they do not own in anticipation of a decline in the market value of the security. To complete the transaction, a Fund must borrow the security to make delivery to the buyer. A Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively.

      Securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of a Fund's net assets. A Fund may not make a short sale which results in the Fund having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer. A Fund also may make short sales "against the box," in which a Fund enters into a short sale of a security it owns. At no time will more than 15% of the value of a Fund's net assets be in deposits on short sales against the box.

      Until a Fund closes its short position or replaces the borrowed security, it will: (a) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, always equals the current value of the security sold short; or (b) otherwise cover its short position.

      SWAPS, INTEREST RATE LOCKS, CAPS, COLLARS AND FLOORS. Swap agreements, including interest rate, equity index and currency swaps, caps, collars and floors, may be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Swaps involve two parties exchanging a series of cash flows at specified intervals. In the case of an interest rate swap, the parties exchange interest payments based on an agreed upon principal amount (referred to as the "notional principal amount"). Under the most basic scenario, Party A would pay a fixed rate on the notional principal amount to Party B, which would pay a floating rate on the same notional principal amount to Party A. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors. Swap agreements can take many different forms and are known by a variety of names.

      In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

      The Municipal Bond Funds also may enter into interest rate lock transactions. In a typical interest rate lock transaction, if Party A desires to lock in a particular interest rate on a given date it may enter into an agreement to pay, or receive a payment from, Party B based on the yield of a reference index or security, such as a Treasury or municipal bond. At the maturity of the term of the agreement, one party makes a payment to the other party as determined by the relative change in the yield of the reference security or index. A rate lock transaction may be terminated prior to its stated maturity date by calculating the payment due as of the termination date, which generally differs from the make-whole provisions for an early termination of an interest rate swap transaction in which the party terminating the swap early is required to give its counterparty the economic benefit of the transaction.

      A Fund will set aside cash or appropriate liquid assets to cover its current obligations under swap transactions. If a Fund enters into a swap agreement on a net basis (that is, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will maintain cash or liquid assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, enters into an interest rate lock agreement, or writes a cap, collar or floor, it will maintain cash or liquid assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

      The most important factor in the performance of swap agreements is the change in the specific interest rate, currency or other factor(s) that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses.

      A Fund will enter into swaps, interest rate locks, caps, collars and floors only with banks and recognized securities dealers believed by the Investment Adviser to present minimal credit risks. If there is a default by the other party to such a transaction, a Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreement relating to the transaction.

      The Funds understand that it is the position of the SEC staff that assets involved in swap transactions are illiquid and, therefore, are subject to the limitations on illiquid investments.

      FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES AND DELAYED DELIVERY TRANSACTIONS. New issues of U.S. Treasury, other government securities and Municipal Obligations are often offered on a forward commitment or when-issued basis. This means that delivery and payment for the securities normally will take place approximately 3 to 45 days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a forward commitment or when-issued basis are each fixed at the time the buyer enters into the commitment. A Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Permissible liquid assets having a market value equal to the amount of the above commitments will be segregated on each Fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on each Fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund.

      When payment for forward commitment or when-issued securities is due, a Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities and/or, although it would not normally expect to do so, from the sale of such forward commitment or when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

      To secure advantageous prices or yields, a Fund may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by the Fund prior to the actual delivery or payment by the other party to the transaction. The purchase of securities on a delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. A Fund will establish a segregated account consisting of permissible liquid assets in an amount at least equal at all times to the amounts of its delayed delivery commitments.

      Securities purchased on a forward commitment, when-issued or delayed-delivery basis and the securities held by a Fund are subject to changes in market value based upon the public's perception of changes in the creditworthiness of the issuer and the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates, I.E., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a Fund remains substantially fully invested at the same time that it has purchased securities on a forward commitment, when-issued or delayed-delivery basis, there will be a greater possibility of fluctuation in the Fund's net asset value.

SPECIAL FACTORS AFFECTING THE FUNDS

      CERTAIN INVESTMENTS. From time to time, to the extent consistent with relevant investment objectives, policies and restrictions, a Fund may invest in securities of companies with which Mellon Bank, the parent company of Dreyfus, has a lending relationship.

      CREDIT ENHANCEMENTS. Certain instruments in which the relevant Funds may invest, including floating rate securities, tender option bonds, custodial receipts, variable amount master demand notes, municipal lease obligations or certificates of participation in municipal lease obligations and variable rate obligations, may be backed by letters of credit or insured or guaranteed by financial institutions, such as banks or insurance companies, whose credit quality ratings are judged by the Investment Adviser to be comparable in quality to the two highest quality ratings of Moody's or S&P. Changes in the credit quality of banks, broker-dealers and other financial institutions that provide such credit or liquidity enhancements to a Fund's portfolio securities could cause losses to the Fund, affect its liquidity and affect its share price.

      EQUITY SECURITIES. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of a Fund's investments will result in changes in the value of its shares and thus the Fund's total return to investors.

      The prices of securities of small- and mid-capitalization companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects.

      FIXED-INCOME SECURITIES. Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities generally are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer. Securities rated Baa by Moody's and BBB by S&P and Fitch, may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Once the rating of a portfolio security has been changed, the Funds will consider all circumstances deemed relevant in determining whether to continue to hold the security. See "Appendix C" for a summary of bond ratings.

      FOREIGN SECURITIES. Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

      Because evidences of ownership of foreign securities usually are held outside the United States, a Fund will be subject to additional risks which include: possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal, interest and dividends on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Moreover, foreign securities held by a Fund may trade on days when the Fund does not calculate its net asset value and thus may affect the Fund's net asset value on days when investors have no access to the Fund.

      The risks associated with investing in foreign securities are often heightened for investments in emerging markets countries. These heightened risks include (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the small current size of the markets for securities of emerging markets issuers and the currently low or nonexistent volume of trading, resulting in lack of liquidity and price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and
(iv) the absence of developed legal structures governing private or foreign investment and private property. In addition, some emerging markets countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging markets countries' currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. If a Fund is unable to hedge the U.S. dollar value of securities it owns denominated in such currencies, the Fund's net asset value will be adversely affected. Many emerging markets countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rate have had, and may continue to have, negative effects on the economies and securities markets of certain emerging markets countries.

      Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

      LOWER-RATED BONDS. See "Appendix C" for a general description of Moody's, S&P and Fitch ratings of debt obligations. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these bonds. The Funds will rely on the Investment Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer.

      After being purchased by a Fund, the rating of an obligation may be reduced below the minimum rating required for purchase by the Fund or the issuer of the obligation may default on its obligations. Although neither event will require the sale of such obligation by a Fund, you should be aware that the market values of bonds below investment grade tend to be more sensitive to economic conditions than are higher rated securities and will fluctuate over time. These bonds generally are considered by S&P, Moody's and Fitch to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

Because there may be no established retail secondary market for some of these securities, it is possible that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these bonds does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and a Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable objective data may be available.

      Lower-rated bonds may be particularly susceptible to economic downturns. It is likely that any economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

      The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon bonds. Zero coupon, or delayed interest bonds, carry an additional risk in that unlike an investment in bonds that pay interest throughout the period to maturity, a Fund will realize no cash until the cash payment date unless a portion of the bonds are sold, and if the issuer defaults, the Fund may obtain no return at all on its investment.

      MORTGAGE-RELATED SECURITIES. Mortgage-related securities can be complex Derivative Instruments, subject to both credit and prepayment risk, and may be more volatile and less liquid than more traditional debt securities. Mortgage-related securities are subject to credit risks associated with the performance of the underlying mortgage properties. Adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on certain types of commercial properties than on those secured by loans on residential properties. In addition, these securities are subject to prepayment risk, although commercials mortgages typically have shorter maturities than residential mortgages and prepayment protection features. Some mortgage-related securities have structures that make their reactions to interest rate changes and other factors difficult to predict, making their value highly volatile.

      In certain instances, the credit risk associated with mortgage-related securities can be reduced by third party guarantees or other forms of credit support. Improved credit risk does not reduce prepayment risk which is unrelated to the rating assigned to the mortgage-related security. Prepayment risk can lead to fluctuations in value of the mortgage-related security which may be pronounced. If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral. Certain mortgage-related securities that may be purchased by a Fund, such as inverse floating rate collateral mortgage obligations, have coupons that move inversely to a multiple of a specific index which may result in a form of leverage. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security's return to a Fund. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity which generally would cause the value of such security to fluctuate more widely in response to changes in interest rates. Were the prepayments of a Fund's mortgage-related securities to decrease broadly, the Fund's effective duration, and thus sensitivity to interest rate fluctuations, would increase.

      MUNICIPAL OBLIGATIONS. The relevant Funds may invest more than 25% of the value of their total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects. As a result, a Fund may be subject to greater risk as compared to a fund that does not follow this practice.

      Certain municipal lease obligations in which a Fund may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In evaluating the credit quality of a municipal lease obligation that is unrated, the Investment Adviser will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funding for the leased property. A Money Market Fund will only purchase municipal lease obligations subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit or guarantee of a bank.

Certain Code provisions relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Obligations available for purchase by a Fund and thus reduce available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in a Fund. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by a Fund so as to adversely affect its shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the its structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable, a Fund would treat that security as a permissible Taxable Investment within the applicable limits set forth herein.

       PENNSYLVANIA MUNICIPAL OBLIGATIONS AND MASSACHUSETTS MUNICIPAL Obligations. An investor in Mellon Pennsylvania Intermediate Municipal Bond Fund should consider carefully the special risks inherent in its investment in Pennsylvania Municipal Obligations, as described in Appendix A, and an investor in Mellon Massachusetts Intermediate Municipal Bond Fund should consider carefully the special risks inherent in its investment in Massachusetts Municipal Obligations, as described in "Appendix B".

       PORTFOLIO MATURITY. (Taxable Bond Funds, other than Mellon Bond Fund, and Municipal Bond Funds only) Under normal market conditions, the average effective portfolio maturity is generally expected to be between three and ten years, with respect to Mellon Intermediate Bond Fund, Mellon National Intermediate Municipal Bond Fund, Mellon Pennsylvania Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund, and less than three years, with respect to Mellon Short-Term U.S. Government Securities Fund and Mellon National Short-Term Municipal Bond Fund. For purposes of calculating average effective portfolio maturity, a security that is subject to redemption at the option of the issuer on a particular date (the "call date") which is prior to the security's stated maturity may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average effective portfolio maturity when the Investment Adviser reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The Investment Adviser may base its conclusion on such factors as the interest rate paid on the security compared to prevailing market rates, the amount of cash available to the issuer of the security, events affecting the issuer of the security, and other factors that may compel or make it advantageous for the issuer to redeem a security prior to its stated maturity.

       PORTFOLIO SECURITIES. The average distribution of investments (at value) in Municipal Obligations by ratings for each of the Municipal Bond Funds indicated below for the one-year period ended November 30, 2002 (except as noted), computed on a monthly basis, was a follows:

MELLON NATIONAL INTERMEDIATE MUNICIPAL BOND FUND

FITCH          or        MOODY'S         or   S&P               PERCENTAGE

AAA                      Aaa                   AAA                56.24%
AA                       Aa                    AA                 22.71
A                        A                     A                  10.89
BBB                      Baa                   BBB                 3.55
F-1                      MIG 1, P-1            SP-1, A-1           5.92
F-2                      MIG 3, P-2            SP-2, A-2           0.05
Not Rated                Not Rated             Not Rated           0.65

Total                                                             100.0%


MELLON NATIONAL SHORT-TERM MUNICIPAL BOND FUND

FITCH          or   MOODY'S                 or S&P               PERCENTAGE
AAA                 Aaa                        AAA                45.90%
AA                  Aa                         AA                 31.00
A                   A                          A                   7.20
BBB                 Baa                        BBB                 3.60
Ba                  BB                         BB                  0.90
F-1                 MIG 1, P-1                 SP-2, A-2          11.30
F-2                 MIG 2, P-2                 SP-3, A-3           0.10

Total                                                            100.0%


MELLON PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND

FITCH          or   MOODY'S                 or S&P               PERCENTAGE
AAA                 Aaa                        AAA                64.80%
AA                  Aa                         AA                 23.59
A                   A                          A                   7.16
BBB                 Baa                        BBB                 1.60
BB                  Ba                         BB                  0.15
F-1                 MIG 1, P-1                 SP-1, A-1           2.00
Not Rated           Not Rated                  Not Rated           0.70

Total                                                            100.0%


MELLON MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND1,2

FITCH          or   MOODY'S                 or S&P               PERCENTAGE
AAA                 Aaa                        AAA                63.17%
AA                  Aa                         AA                 23.33
A                   A                          A                   3.09
BBB                 Baa                        BBB                 5.85
F-1                 MIG 1, P-1                 AP-1, A-1           3.97
Not Rated           Not Rated                  Not Rated           0.60

Total                                                            100.0%
________________

1 For the period September 9, 2002 (date the Fund began offering shares for sale to investors) through November 30, 2002.
2 Reflects the average distribution of investments (at value) in municipal obligations of Premier Massachusetts Fund through August 31, 2002 and of Mellon Massachusetts Intermediate Municipal Bond Fund thereafter. No such ratings information is provided with respect to Mellon National Municipal Money Market Fund because the Fund had not commenced operations as of November 30, 2002.

       The actual distribution of a Fund's investment in such securities by ratings on any given date will vary. In addition, the distribution of a Fund's investments by rating as set forth above should not be considered as representative of that Fund's future portfolio composition.

      RATINGS AS INVESTMENT CRITERIA. The ratings of nationally recognized statistical rating organizations ("NRSROs") such as S&P, Moody's and Fitch, represent the opinions of these agencies as to the quality of obligations that they rate. It should be emphasized, however, that such ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Fund as initial criteria for the selection of portfolio securities, but the Fund will also rely upon the independent advice of the Investment Adviser to evaluate potential investments. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Further information concerning the ratings of the NRSROs and their significance is contained in "Appendix C" to this SAI.

      After being purchased by a Fund (other than a Money Market Fund), the rating of an obligation may be reduced below the minimum rating required for purchase by the Fund or the issuer of the obligation may default on its obligations. Although neither event will require the sale of such obligation by a Fund, the Investment Adviser will consider such event in determining whether the Fund should continue to hold the obligation. In addition, if an NRSRO changes its rating system, a Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies. For a discussion of special risks that are associated with bonds not rated investment grade, see "Lower Rated Bonds."

      If, subsequent to being purchased by a Money Market Fund, (a) an issue of rated Municipal Obligations or Municipal Securities ceases to be rated in the highest rating category by at least two rating organizations (or one rating organization if the instrument was rated by only one rating organization), or the Board determines that it is no longer of comparable quality; or (b) the Investment Adviser becomes aware that any portfolio security not so highly rated or any unrated security has been given a rating by any rating organization below the rating organization's second highest rating category, the Fund 's Board will reassess promptly whether such security presents minimal credit risk and will cause the Fund to take such action as it determines is in the best interest of the Fund and its shareholders, provided that the reassessment required by clause (b) is not required if the portfolio security is disposed of or matures within five business days of the Investment Adviser becoming aware of the new rating and the Fund's Board is subsequently notified of the Investment Adviser's action.

      SIMULTANEOUS INVESTMENTS. Investment decisions for the Funds are made independently from those of other investment companies advised by the Investment Adviser. If, however, such other investment companies desire to invest in, or dispose of, the same securities as the Funds, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Funds or the price paid or received by the Funds.

MASTER/FEEDER OPTION

      The Trust may in the future seek to achieve a Fund's investment objective by investing all of the Fund's net investable assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. Shareholders of a Fund will be given at least 30 days' prior notice of any such investment. Such investment would be made only if the Board determines it to be in the best interest of a Fund and its shareholders. In making that determination, the Board will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiency. Although the Funds believe that the Board will not approve an arrangement that is likely to result in higher costs, no assurance is given that risks will be materially reduced if this option is implemented.

INVESTMENT RESTRICTIONS

      FUNDAMENTAL. The policy of each of Mellon National Intermediate Municipal Bond Fund and Mellon National Short-Term Municipal Bond Fund to invest at least 80% of its net assets, plus any borrowings for investment purposes, in Municipal Obligations, of Mellon Pennsylvania Intermediate Municipal Bond Fund to invest at least 80% of its net assets, plus any borrowings for investment purposes, in Pennsylvania Municipal Obligations, of Mellon Massachusetts Intermediate Municipal Bond Fund to invest at least 80% of its net assets, plus any borrowings for investment purposes, in Massachusetts Municipal Obligations and of Mellon National Municipal Money Market Fund to invest at least 80% of its net assets, plus any borrowings for investment purposes, in Municipal Securities is a fundamental policy of each of the respective Funds (as to each Municipal Bond Fund, the "Fundamental Policy").
In addition, the following limitations have been adopted by each Fund. Each Fund may not change any of these fundamental investment limitations, and each Municipal Bond Fund may not change its Fundamental Policy, without the consent of: (a) 67% or more of the shares present at a meeting of shareholders duly called if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund, whichever is less. Each Fund may not:

      The following Investment Restriction No. 1 does not apply to Mellon Money Market Fund:


     1. Purchase any securities which would cause more than 25% of the value of a Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. government securities and state or municipal governments and their political subdivisions are not considered members of any industry.)


     2. Borrow money or issue senior securities as defined in the 1940 Act, except that (a) a Fund may borrow money in an amount not exceeding one-third of the Fund's total assets at the time of such borrowing, and (b) a Fund may issue multiple classes of shares. The purchase or sale of options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not be considered to involve the borrowing of money or issuance of senior securities.

     3. Make loans or lend securities, if as a result thereof more than one-third of the Fund's total assets would be subject to all such loans. For purposes of this restriction, debt instruments and repurchase agreements shall not be treated as loans. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Board.

     4. Underwrite securities issued by any other person, except to the extent that the purchase of securities and the later disposition of such securities in accordance with the Fund's investment program may be deemed an underwriting.

     5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate, including mortgage loans, or securities of companies that engage in the real estate business or invest or deal in real estate or interests therein).

     6. Purchase or sell commodities, except that a Fund may enter into options, forward contracts, and futures contracts, including those relating to indices, and options on futures contracts or indices.

     The following fundamental limitation does not apply to Mellon Pennsylvania Intermediate Municipal Bond Fund, Mellon Massachusetts Intermediate Municipal Bond Fund, Mellon National Intermediate Municipal Bond Fund, and Mellon National Short-Term Municipal Bond Fund.

     7. Purchase with respect to 75% of the Fund's total assets securities of any one issuer (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

     With respect to Mellon Money Market Fund only, the following fundamental investment restriction also applies:

     8. Invest less than 25% of its total assets in securities issued by banks or invest more than 25% of its total assets in the securities of issuers in any other industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. Notwithstanding the foregoing, for temporary defensive purposes, the Fund may invest less than 25% of its assets in bank obligations.

      Each Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its investable assets in securities of a single, open-end management investment company with substantially the same investment objective, policies, and limitations as the Fund.

      NON-FUNDAMENTAL. With respect to each of the Domestic Equity Funds, Mellon Emerging Markets Fund and each of the Taxable Bond Funds, the relevant Fund's policy to invest at least 80% of its net assets, plus any borrowings for investment purposes, as described in the "Goal/Approach" section of the Class M and Investor Class Prospectus and the Dreyfus Premier Class Prospectus for the relevant Fund is a non-fundamental policy of each Fund, which may be changed without shareholder approval. However, a Fund will provide shareholders with at least 60 days' notice of any change in its policy to so invest 80% of its net assets. Each Fund has adopted the following additional non-fundamental investment restrictions. These non-fundamental restrictions also may be changed without shareholder approval, in compliance with applicable law and regulatory policy.

     1. Each Fund (other than the Money Market Funds) will not invest more than 15%, and each Money Market will not invest more that 10%, of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, and other securities which are not readily marketable. For purposes of this restriction, illiquid securities shall not include commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended, securities which may be resold under Rule 144A under the Act and municipal lease obligations and participations therein, provided that the Board, or its delegate, determines that such securities are liquid, based upon the trading markets for the specific security.

     2. The Fund will not invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except to the extent otherwise permitted by the 1940 Act.

     3. The Fund will not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling short. This Investment Restriction has not been adopted with respect to Mellon International Fund, Mellon Emerging Markets Fund, and Mellon Short-Term U.S. Government Securities Fund.

     4. The Fund will not purchase securities on margin, except that a Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options shall not constitute purchasing securities on margin.

     5. The Fund will not purchase any security while borrowings representing more than 5% of such Fund's total assets are outstanding.

      If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in such percentage resulting from a change in the values of assets will not constitute a violation of such restriction, except as otherwise required by the 1940 Act. With respect to fundamental Investment Restriction No. 2 for each Fund, however, if borrowings exceed 33-1/3% of the value of the Fund's total assets as a result of a change in values or assets, the Fund must take steps to reduce such borrowings at least to the extent of such excess.

      The Trust and Dreyfus have received an exemptive order from the SEC which, among other things, permits each Fund to use cash collateral received in connection with lending the Fund's securities and other uninvested cash to purchase shares of one or more registered money market funds advised by Dreyfus in excess of the limitations imposed by the 1940 Act.

      If a Fund's investment objective, policies, restrictions, practices or procedures change, shareholders should consider whether the Fund remains an appropriate investment in light of the shareholder's then-current position and needs.


                             MANAGEMENT OF THE FUNDS

TRUSTEES AND OFFICERS OF THE TRUST

      The Trust's Board is responsible for the management and supervision of each Fund, and approves all significant agreements between the Trust, on behalf of the Funds, and those companies that furnish services to the Funds. These companies are as follows:

      Mellon Fund Advisers, a division of The
      Dreyfus Corporation....................                Investment Adviser

      Dreyfus Service Corporation............                       Distributor

      Dreyfus Transfer, Inc..................                    Transfer Agent

      Mellon Bank, N.A.......................           Custodian for the Funds
                                                    except Mellon International
                                                       Fund and Mellon Emerging
                                                                   Markets Fund

      Boston Safe Deposit and Trust Company..              Custodian for Mellon
                                                         International Fund and
                                                   Mellon Emerging Markets Fund


TRUSTEES OF THE TRUST

      The Trust has a Board composed of seven Trustees. The following lists the Trustees and their positions with the Trust, their present and principal occupations during the past five years and other board memberships and affiliations. Each Trustee who is an "interested person" of the Trust, as defined


           NAME (AGE)              PRINCIPAL OCCUPATION DURING PAST 5                  OTHER BOARD MEMBERSHIPS
          TRUSTEE SINCE                           YEARS                                   AND AFFILIATIONS
*Ronald R. Davenport1 (66)         Chairman of Sheridan Broadcasting     American Urban Radio Networks, CO-CHAIRMAN
June 2000                          Corporation since July1972            Aramark Corporation, BOARD MEMBER

*Patrick J. O'Connor2 (59)         Attorney, Cozen and O'Connor, P.C.    Board of Consultors of Villanova University School
June 2000                          since 1973, including Vice Chairman   of Law, BOARD MEMBER
Also Chairman of the Board since   since 1980 and Chief Executive        Temple University, TRUSTEE
June 2000                          Officer and President since 2001

John L. Diederich (65)             Chairman of Digital Site Systems,     Continental Mills, a dry baking products company,
June 2000                          Inc., a privately held software       BOARD MEMBER
                                   company providing internet service
                                   to the construction materials
                                   industry, since July 1998

Maureen D. McFalls (57)            Director of the Office of             Maglev, Inc., a company seeking a partnership
June 2000                          Government Relations at Carnegie      between industry and government in Pennsylvania to
                                   Mellon University since January 2000  create a magnetically levitated high-speed transportation system, BOARD MEMBER REPRESENTING
                                   Manager, Government Communications,   CARNEGIE MELLON UNIVERSITY
                                   of the Software Engineering
                                   Institute at Carnegie Mellon          Coro Center For Civic Leadership, BOARD
                                   University from March 1994 to         MEMBER
                                   December 1999

Kevin C. Phelan (58)               Mortgage Banker, Meredith & Grew,     Greater Boston Chamber of Commerce, DIRECTOR
June 2000                          Inc. since March 1978, including      Fiduciary Trust, DIRECTOR
                                   Executive Vice President and          St. Elizabeth's Medical Center of Boston, BOARD
                                   Director since March 1998             MEMBER
                                                                         Providence College, TRUSTEE
                                                                         Boston Municipal Research Bureau, BOARD MEMBER
                                                                         Boys and Girls Club of Boston, BOARD MEMBER

Patrick J. Purcell (55)            Owner, President and Publisher of     The American Ireland Fund, an organization that
June 2000                          The Boston Herald since February      raises funds for philanthropic projects in
                                   1994                                  Ireland, VICE CHAIRMAN
                                                                         The Genesis Fund, an organization that raises
                                   President and Founder, jobfind.com,   funds for the specialized care and treatment of
                                   an employment search site on the      New England area children born with birth defects,
                                   world wide web, since July 1996       mental retardation and genetic diseases, BOARD
                                                                         MEMBER
                                                                         United Way of Massachusetts Bay, BOARD MEMBER
                                                                         John F. Kennedy Library Foundation, BOARD MEMBER
                                                                         Greater Boston Chamber of Commerce, BOARD MEMBER

Thomas F. Ryan, Jr. (61)           Retired since April 1999              Boston College, TRUSTEE
June 2000                                                                Brigham & Women's Hospital, TRUSTEE
                                   President and Chief Operating         New York State Independent System Operator, a
                                   Officer of the American Stock         non-profit organization which administers a
                                   Exchange from October 1995 to April   competitive wholesale market for electricity in
                                   1999                                  New York State, DIRECTOR



       Board members are elected to serve for an indefinite term. The Trust has standing audit, nominating and compensation committees, each comprised of its Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act. The function of the audit committee is to oversee the Trust's financial and reporting policies and certain internal control matters; the function of the nominating committee is to select and nominate all candidates who are not "interested persons" of the Trust for election to the Trust's Board; and the function of the compensation committee is to establish the appropriate compensation for serving on the Board. The nominating committee does not normally consider nominees recommended by shareholders. The Trust also has a standing pricing committee comprised of any one Trustee. The function of the pricing committee is to assist in valuing the Funds' investments. The audit, compensation and pricing committees met twice, once and twelve times, respectively, during the fiscal year ended August 31, 2002. The nominating committee did not meet during the last fiscal year.

       The table below indicates the dollar range of each Trustee's ownership of Fund shares as of December 31, 2001.



                                         Mellon Large Cap             Mellon Income          Mellon Mid Cap
Name of Board Member                        Stock Fund                  Stock Fund             Stock Fund
----------------------------          ----------------------        ------------------      ----------------

Ronald Davenport                               None                        None                   None
John Diederich                                 None                        None                   None
Patrick O'Connor                        $10,001 - $50,000                  None            $10,001 - $50,000
Thomas Ryan                                    None                        None                   None
Patrick Purcell                         $10,001 - $50,000              $1 - $10,000        $10,001 - $50,000
Kevin Phelan                            $10,001 - $50,000                  None            $50,001 - $100,000
Maureen McFalls                                None                        None                   None





    Name of Board Member         Mellon Small Cap     Mellon International      Mellon Emerging       Mellon Bond
  -------------------------         Stock Fund                Fund               Markets Fund            Fund
                               ---------------------     ---------------       ----------------     -----------------

Ronald Davenport                       None                   None                   None                None
John Diederich                         None                   None                   None                None
Patrick O'Connor               $10,001 - $50,000              None                   None                None
Thomas Ryan                            None                   None                   None                None
Patrick Purcell                  $10,001 - $50,000    $1 - $10,000           $1 - $10,000                None
Kevin Phelan                           None           $10,001 - $50,000      $10,001 - $50,000           None
Maureen McFalls                        None                   None                   None                None


                                                          Mellon           Mellon National      Mellon National
                                     Mellon           Short-Term U.S.       Intermediate          Short-Term
    Name of Board Member        Intermediate Bond       Government         Municipal Bond     Municipal Bond Fund
 ---------------------------          Fund            Securities Fund           Fund          --------------------
                                 --------------     ------------------   -------------------
Ronald Davenport                      None                 None                 None                 None
John Diederich                        None                 None                 None                 None
Patrick O'Connor                      None                 None                 None                 None
Thomas Ryan                           None                 None                 None                 None
Patrick Purcell                       None                 None                 None                 None
Kevin Phelan                          None                 None                 None                 None
Maureen McFalls                       None                 None                 None                 None

                                    Mellon Pennsylvania                                      Aggregate Holdings of
                                  Intermediate Municipal                                   Funds in the Mellon Funds
     Name of Board Member                Bond Fund              Mellon Balanced Fund        -----------------------
 ---------------------------    --------------------------   --------------------------
Ronald Davenport                           None                         None                         None
John Diederich                      $50,001 - $100,000                  None                  $50,001 - $100,000
Patrick O'Connor                           None                         None                  $50,001 - $100,000
Thomas Ryan                                None                         None                         None
Patrick Purcell                            None                         None                  $50,001 - $100,000
Kevin Phelan                               None                         None                     over $100,000
Maureen McFalls                            None                         None                         None



       None of the Trustees who is not an "interested person" of the Trust, as defined in the 1940 Act, or their immediate family members owned securities of Dreyfus, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Dreyfus or the Distributor, as of December 31, 2001.

       The Trust pays its Board members an annual retainer of $35,000 and a per meeting fee of $3,000 ($500 per telephone meeting) and reimburses them for their expenses incurred when attending Board meetings. The aggregate amount of compensation paid to each Board member by the Trust for the fiscal year ended August 31, 2002 for all Funds comprising the Trust (which consisted of the Mellon Funds, other than Mellon Massachusetts Intermediate Municipal Bond Fund and the Money Market Funds) was as follows:


     NAME OF TRUSTEE          AGGREGATE COMPENSATION FROM THE TRUST#
Ronald R. Davenport                           $48,000
John L. Diederich                             $48,000
Maureen D. McFalls                            $48,000
Patrick J. O'Connor                           $48,000
Kevin C. Phelan                               $48,000
Patrick J. Purcell                            $47,000
Thomas F. Ryan Jr.                            $48,000
___________________________
# Amount does not include reimbursed expenses for attending Board meetings, which amounted to $39,052 for the Trust.

OFFICERS OF THE TRUST

      David F. Lamere, PRESIDENT SINCE JUNE 2000. Vice Chairman of Mellon Financial Corporation ("Mellon"), Executive Vice President of Boston Safe Deposit and Trust Company ("Boston Safe") and a director of Dreyfus. As President of Mellon's Private Wealth Management group, Mr. Lamere oversees all investment management, fiduciary, administrative and charitable planned giving services for the firm's family office, endowment, foundation and high net worth clients. He is 42 years old and has been employed by Mellon since 1993.

      Prior to his current position, Mr. Lamere held several management positions within Mellon Private Asset Management, the predecessor to Mellon's Private Wealth Management group, and The Boston Company. He is a member of Mellon's Executive Management Group and a Director of the Boards of The Boston Company, Boston Safe, Laurel Capital Advisors, LLP, Mellon United National Bank, and Newton Management, Ltd., of London, England. In addition, he is Chairman of the Board for Mellon Trust of New York, Mellon Trust of California, and Mellon Trust of Florida, National Association. He is also a member of Mellon's Committee for Public Responsibility.

      LAWRENCE P. KEBLUSEK, VICE PRESIDENT SINCE SEPTEMBER 2002. As Chief Investment Officer of Mellon's Private Wealth Management group, Mr. Keblusek is responsible for investment strategy, policy and implementation for Mellon's Private Wealth Management group. Prior to joining Mellon, Mr. Keblusek was a Managing Director at Citigroup since 1995. He is 55 years old and has been employed by Mellon since August 2002.

       Mark N. Jacobs, VICE PRESIDENT SINCE JUNE 2000. Executive Vice President, Secretary, and General Counsel of Dreyfus, and an officer of 94 investment companies (comprised of 202 portfolios) managed by Dreyfus. He is 56 years old and has been an employee of Dreyfus since June 1977.

      James Windels, TREASURER SINCE NOVEMBER 2001. Director-Mutual Fund Accounting of Dreyfus, and an officer of 94 investment companies (comprised of 202 portfolios) managed by Dreyfus. He is 44 years old and has been an employee of Dreyfus since April 1985.

      Jeff Prusnofsky, SECRETARY SINCE JUNE 2000. Associate General Counsel of Dreyfus, and an officer of 11 investment companies (comprised of 63 portfolios) managed by Dreyfus. He is 37 years old and has been an employee of Dreyfus since January 1986.

      Steven F. Newman, ASSISTANT SECRETARY SINCE JUNE 2000. Assistant Secretary and Associate General Counsel of Dreyfus, and an officer of 94 investment companies (comprised of 202 portfolios) managed by Dreyfus. He is 53 years old and has been an employee of Dreyfus since July 1980.

      Michael A. Rosenberg, ASSISTANT SECRETARY SINCE JUNE 2000. Associate General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 198 portfolios) managed by Dreyfus. He is 42 years old and has been an employee of Dreyfus since October 1991.

      Gregory S. Gruber, ASSISTANT TREASURER SINCE JUNE 2000. Senior Accounting Manager - Municipal Bond Funds of Dreyfus, and an officer of 29 investment companies (comprised of 55 portfolios) managed by Dreyfus. He is 43 years old and has been an employee of Dreyfus since August 1981.

      William McDowell, ASSISTANT TREASURER SINCE JUNE 2000. Senior Accounting Manager - Taxable Fixed Income Funds of Dreyfus, and an officer of 18 investment companies (comprised of 75 portfolios) managed by Dreyfus. He is 44 years old and has been an employee of Dreyfus since March 1981.

      KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001. Mutual Funds Tax Director of Dreyfus, and an officer of 94 investment companies (comprised of 202 portfolios) managed by Dreyfus. He is 48 years old and has been an employee of Dreyfus since June 1993.

      WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE SEPTEMBER 2002. Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 89 investment companies (comprised of 197 portfolios) managed by Dreyfus. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance at Data Center, Inc.

      The address of each Trustee and officer of the Trust is 200 Park Avenue, New York, New York 10166.

      The Trust's Board members and officers, as a group, owned less than 1% of each Fund's shares outstanding on November 20, 2002. See "Information About the Trust and Funds" for a list of shareholders known by the Trust to own of record 5% or more of a Fund's outstanding voting securities as of November 20, 2002.

                             MANAGEMENT ARRANGEMENTS

      INVESTMENT ADVISER. Mellon Fund Advisers is a division of Dreyfus, a wholly-owned subsidiary of Mellon. Mellon is a global financial holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets.

      INVESTMENT ADVISORY AGREEMENT. Pursuant to an Investment Advisory Agreement with the Trust (the "Investment Advisory Agreement"), the Investment Adviser provides investment management services to each Fund, including the day-to-day management of the Fund's investments.

      The Investment Advisory Agreement will continue from year to year as to each Fund provided that a majority of the Trustees who are not "interested persons" of the Trust and either a majority of all Trustees or a majority (as defined in the 1940 Act) of the shareholders of the Fund respectively approve its continuance. The Trust may terminate the Investment Advisory Agreement with respect to each Fund upon the vote of a majority of the Board of Trustees or upon the vote of a majority of the respective Fund's outstanding voting securities on 60 days' written notice to the Investment Adviser. The Investment Adviser may terminate the Investment Advisory Agreement upon 60 days' written notice to the Trust. The Investment Advisory Agreement will terminate immediately and automatically upon its assignment.

      Each of the Funds has agreed to pay the Investment Adviser an investment advisory fee at the annual rate set forth in the table below.

                                                            Investment advisory
                                                            fee
FUNDS                                                       (as a percentage of
                                                            AVERAGE DAILY NET
                                                            ASSETS)
Mellon Large Cap Stock Fund                                 0.65%
Mellon Income Stock Fund                                    0.65%
Mellon Mid Cap Stock Fund                                   0.75%
Mellon Small Cap Stock Fund                                 0.85%
Mellon International Fund                                   0.85%
Mellon Emerging Markets Fund                                1.15%
Mellon Bond Fund                                            0.40%
Mellon Intermediate Bond Fund                               0.40%
Mellon Short-Term U.S. Government Securities Fund           0.35%
Mellon National Intermediate Municipal Bond Fund            0.35%
Mellon National Short-Term Municipal Bond Fund              0.35%
Mellon Pennsylvania Intermediate Municipal Bond             0.50%
Fund
Mellon Massachusetts Intermediate Municipal Bond            0.35%
Fund
Mellon Balanced Fund                                        *
Mellon Money Market Fund                                    0.15%
Mellon National Municipal Money Market Fund                 0.15%
_______________
* The Mellon Balanced Fund has agreed to pay an investment advisory fee of 0.65% applied to direct investment in equity securities, 0.40% to direct investment in debt securities and 0.15% to investments in money market instruments and the underlying funds that it invests in.

      For the fiscal periods ended August 31, 2001 and 2002 (except as indicated), the investment advisory fees paid by each indicated Fund to the Investment Adviser, the amounts waived by the Investment Adviser and the net fee paid by the indicated Fund were as follows:


                                                  INVESTMENT ADVISORY FEES
                                                  PAID
FUNDS                                              20011        2002

Mellon Large Cap Stock Fund                       $13,324,574   $10,900,495
Mellon Income Stock Fund                           $4,593,189   $ 3,480,946
Mellon Mid Cap Stock Fund                          $5,675,032   $ 6,628,931
Mellon Small Cap Stock Fund                        $1,028,077   $ 2,521,508
Mellon International Fund                          $2,763,443   $ 3,773,207
Mellon Emerging Markets Fund                        $ 369,362   $ 1,062,878
Mellon Bond Fund                                   $2,355,593   $ 3,703,474
Mellon Intermediate Bond Fund                      $1,430,065   $ 1,652,812
Mellon Short-Term U.S. Government Securities Fund   $ 308,956   $   327,095
Mellon National Intermediate Municipal Bond Fund   $1,393,372   $ 1,775,027
Mellon National Short-Term Municipal Bond Fund      $ 404,517   $ 413,273
Mellon Pennsylvania Intermediate Municipal Bond    $4,034,256   $ 4,247,661
Fund
Mellon Balanced Fund                               $1,917,912   $ 1,854,874


_______________________________________
1    From October 2, 2000 (commencement of operations) through August 31, 2001.

                                                      REDUCTION IN FEE
FUNDS                                             20011             2002

Mellon Large Cap Stock Fund                       $             $ - 0
                                                   - 0 -          -
Mellon Income Stock Fund                          $             $ - 0
                                                   - 0 -          -
Mellon Mid Cap Stock Fund                         $             $ - 0
                                                   - 0 -          -
Mellon Small Cap Stock Fund                       $             $ - 0
                                                   - 0 -          -
Mellon International Fund                         $             $ - 0
                                                   - 0 -          -
Mellon Emerging Markets Fund                      $101,746    $167,294
Mellon Bond Fund                                  $             $ - 0
                                                   - 0 -          -
Mellon Intermediate Bond Fund                     $             $ - 0
                                                   - 0 -          -
Mellon Short-Term U.S. Government Securities Fund $             $ - 0
                                                   - 0 -          -
Mellon National Intermediate Municipal Bond Fund  $             $ - 0
                                                   - 0 -          -
Mellon National Short-Term Municipal Bond Fund    $             $ - 0
                                                   - 0 -          -
Mellon Pennsylvania Intermediate Municipal Bond   $             $ - 0
Fund                                               - 0 -          -
Mellon Balanced Fund                              $             $ - 0
                                                   - 0 -          -
_____________________________
1    From October 2, 2000 (commencement of operations) through August 31, 2001.

                                                         NET FEE PAID
FUNDS                                               20011       2002

Mellon Large Cap Stock Fund                       $13,324,574   $10,900,495
Mellon Income Stock Fund                           $4,593,189    $3,480,946
Mellon Mid Cap Stock Fund                          $5,675,032    $6,628,931
Mellon Small Cap Stock Fund                        $1,028,077    $2,521,508
Mellon International Fund                          $2,763,443    $3,773,207
Mellon Emerging Markets Fund                        $ 267,616     $ 895,584
Mellon Bond Fund                                   $2,355,593    $3,703,474
Mellon Intermediate Bond Fund                      $1,430,065    $1,652,812
Mellon Short-Term U.S. Government Securities Fund   $ 308,956     $ 327,095
Mellon National Intermediate Municipal Bond Fund   $1,393,372    $1,775,027
Mellon National Short-Term Municipal Bond Fund      $ 404,517     $ 413,273
Mellon Pennsylvania Intermediate Municipal Bond    $4,034,256    $4,247,661
Fund
Mellon Balanced Fund                               $1,917,912    $1,854,874
_____________________________
1    From October 2, 2000 (commencement of operations) through August 31, 2001.

      The aggregate of the fees paid to the Investment Adviser for each Fund is not subject to reduction as the value of the Fund's net assets increases.

      The following persons are officers and/or directors of Dreyfus:  Stephen
E. Canter, Chairman of the Board, Chief Executive Officer and Chief Operating Officer; Michael G. Millard, President and a director; Stephen R. Byers, Chief Investment Officer, Vice Chairman and a director; J. Charles Cardona, Vice Chairman and a director; Lawrence S. Kash, Vice Chairman; J. David Officer, Vice Chairman and a director; Ronald P. O'Hanley III, Vice Chairman and a director; Diane P. Durnin, Executive Vice President; Mark N. Jacobs, Executive Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Senior Vice President-Corporate Communications; Mary Beth Leibig, Vice President-Human Resources; Angela E. Price, Vice President; Theodore A. Schachar, Vice President-Tax; Wendy H. Strutt, Vice President; Ray Van Cott, Vice President-Information Systems; William H. Maresca, Controller; James Bitetto, Assistant Secretary; Steven F. Newman, Assistant Secretary; and Mandell L. Berman, Steven G. Elliott, David F. Lamere, Martin G. McGuinn and Richard W. Sabo, directors.

      The Investment Adviser manages each Fund's investments in accordance with the stated policies of the Fund, subject to the approval of the Trust's Board. The Investment Adviser is responsible for investment decisions, and provides each Fund with portfolio managers who are authorized by the Board to execute purchases and sales of securities. The Investment Adviser also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Funds and for other funds advised by the Investment Adviser.

      Mellon Bank, the parent company of Dreyfus, and its affiliates may have deposit, loan and commercial banking or other relationships with issuers of securities purchased by a Fund. The Investment Adviser has informed the Trust that in making investment decisions it does not obtain or use material inside information that Mellon Bank or its affiliates may possess with respect to such issuers.

      The Investment Adviser may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

      The Investment Adviser's Code of Ethics (the "Ethics Code") subjects its employees' personal securities transactions to various restrictions to ensure that such trading does not disadvantage any fund it advises. In that regard, portfolio managers and other investment personnel of the Investment Adviser must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Ethics Code and are also subject to the oversight of Mellon's Investment Ethics Committee. Portfolio managers and other investment personnel who comply with the Ethics Code's preclearance and disclosure procedures and the requirements of the Committee, may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

      ADMINISTRATION AGREEMENT. Mellon Bank serves as administrator for the Funds pursuant to an Administration Agreement with the Trust. Pursuant to the Administration Agreement, Mellon Bank: supplies office facilities, data processing services, clerical, accounting and bookkeeping services, internal auditing and legal services, internal executive and administrative services, stationery and office supplies; prepares reports to shareholders, tax returns and reports to and filings with the SEC and state Blue Sky authorities; pays for transfer agency services; calculates the net asset value of Fund shares; and generally assists in all aspects of Fund operations. Mellon Bank has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon Bank pays Dreyfus for performing certain of these administrative services.

      The Funds' administration fee is calculated from the following administration fee schedule based on the level of assets of the Funds, in the aggregate:

      TOTAL ASSETS                                          ANNUAL FEE

      $0 to $6 billion                                       .15%
      Greater than $6 billion to $12 billion                 .12%
      Greater than $12 billion                               .10%

      For the fiscal periods ended August 31, 2001 and 2002 (except as indicated), the administration fees paid by each indicated Fund to the Administrator, the amounts waived by the Administrator and the net fee paid by the indicated Fund were as follows:

                                             ADMINISTRATION FEES PAID
FUNDS                                       20011         2002

Mellon Large Cap Stock Fund                 $2,964,413     $2,433,274
Mellon Income Stock Fund                    $1,021,859     $  777,121
Mellon Mid Cap Stock Fund                   $1,094,772     $1,282,080
Mellon Small Cap Stock Fund                 $  175,049     $  431,147
Mellon International Fund                   $  470,541     $  644,017
Mellon Emerging Markets Fund                $  46,552      $  134,036
Mellon Bond Fund                            $  850,597     $1,342,869
Mellon Intermediate Bond Fund               $  522,431     $  599,620
Mellon Short-Term U.S. Government           $  132,889     $  135,621
  Securities Fund
Mellon National Intermediate Municipal      $  569,069     $  735,899
  Bond Fund
Mellon National Short-Term Municipal        $  167,186     $  171,374
 Bond Fund
Mellon Pennsylvania Intermediate            $1,167,386     $1,232,911
 Municipal               Bond Fund
Mellon Balanced Fund                        $  512,169     $  491,114
___________________________________
1    From October 2, 2000 (commencement of operations) through August 31, 2001.

                                               REDUCTION IN FEE

FUNDS                                       20011         2002

Mellon Large Cap Stock Fund                  $  -0-       $  -0-
Mellon Income Stock Fund                     $  -0-       $  -0-
Mellon Mid Cap Stock Fund                    $  -0-       $  -0-
Mellon Small Cap Stock Fund                  $51,641      $ 72,710
Mellon International Fund                    $274,986     $319,446
Mellon Emerging Markets Fund                 $ 46,552     $134,036
Mellon Bond Fund                             $101,789     $213,893
Mellon Intermediate Bond Fund                $ 90,558     $ 90,034
Mellon Short-Term U.S. Government            $ 31,840     $ 37,908
  Securities Fund
Mellon National Intermediate Municipal       $ 54,809     $ 54,304
  Bond Fund
Mellon National Short-Term Municipal         $ 69,066     $ 61,009
 Bond Fund
Mellon Pennsylvania Intermediate            $ 84,893      $ 62,389
 Municipal Bond Fund
Mellon Balanced Fund                        $ 13,709      $  7,601
____________________________________
1    From October 2, 2000 (commencement of operations) through August 31, 2001.

                                                  NET FEE PAID

FUNDS                                       20011         2002

Mellon Large Cap Stock Fund                 $2,964,413    $2,433,274
Mellon Income Stock Fund                    $1,021,859    $  777,121
Mellon Mid Cap Stock Fund                   $1,094,772    $1,282,080
Mellon Small Cap Stock Fund                 $ 123,408     $  358,437
Mellon International Fund                   $ 195,555     $  324,571
Mellon Emerging Markets Fund                $     -0 -    $      -0-
Mellon Bond Fund                            $ 748,808     $1,128,976
Mellon Intermediate Bond Fund               $ 431,873     $  509,586
Mellon Short-Term U.S. Government           $ 101,049     $   97,713
  Securities Fund
Mellon National Intermediate Municipal      $ 514,260     $  681,595
  Bond Fund
Mellon National Short-Term Municipal        $  98,120     $  110,365
 Bond Fund
Mellon Pennsylvania Intermediate            $1,082,493    $1,170,522
 Municipal Bond Fund
Mellon Balanced Fund                        $  498,460    $  483,513
___________________________________
1    From October 2, 2000 (commencement of operations) through August 31, 2001.

       Mellon Bank, directly and through its affiliates, maintains all accounts of Fund shareholders that maintain a qualified fiduciary, advisory, custody or other accounts with Mellon Bank, Boston Safe, or their affiliates. Mellon Bank is also responsible for providing ongoing information and communication to Private Wealth Management Clients (as defined in "How to Buy Shares - General" below) regarding the Funds and their investment in the Funds.

       BOARD CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT. In approving the current Investment Advisory Agreement between the Trust and the Investment Adviser and the Administration Agreement between the Trust and Mellon Bank, the Board considered a number of factors, including the nature and quality of the services provided by the Investment Adviser and Mellon Bank; the investment philosophy and investment approach as applied to the Funds by the Investment Adviser; the investment management expertise of the Investment Adviser in respect of the Funds' investment strategies; the personnel, resources and experience of the Investment Adviser and Mellon Bank; the Funds' performance history and the investment advisory fees paid to the Investment Adviser, and the administration fee paid to Mellon Bank, relative to those of mutual funds with similar investment objectives, strategies and restrictions; the Investment Adviser's costs of providing services under the Investment Advisory Agreement and Mellon Bank's cost of providing services under the Administration Agreement; the relationship between the fees paid to the Investment Adviser under the Investment Advisory Agreement, to Mellon Bank under the Administration Agreement and to the Distributor under the Trust's Shareholder Services Plan, as that Plan is more particularly described in "Distribution and Shareholder Services Plans" below; the resources with regard to regulatory compliance of the Investment Adviser and Mellon Bank; the relative size of the Funds since their inception as series of a registered investment company and the possibilities of economies of scale; and ancillary benefits the Investment Adviser, Mellon Bank and Dreyfus may receive from their relationship with the Trust (including any soft dollars benefits received).
The Board additionally considered that most of the accounts were fiduciary accounts maintained by Boston Safe or Mellon Bank and that most of the assets were derived from these accounts, which previously had been held in common trust funds prior to becoming series of a registered investment company, as described under "Performance Information" below.

       In considering the foregoing, the Board consulted privately with its own independent counsel. The Board also met with counsel to the Trust and requested information from representatives of the Investment Adviser. The Board concluded that the approval of the Investment Advisory Agreement and Administration Agreement was in the best interests of shareholders.

      DISTRIBUTOR. The Distributor, a wholly-owned subsidiary of Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as each Fund's distributor on a best efforts basis pursuant to an agreement which is renewable annually. Dreyfus may pay the Distributor for shareholder services from the assets of Dreyfus, including past profits but not including the investment advisory fee paid by a Fund. The Distributor may use part or all of such payments to pay certain banks, securities brokers or dealers and other financial institutions ("Agents") for these services. The Distributor also acts as distributor for the funds in the Dreyfus Family of Funds.

      CUSTODIAN. Mellon Bank, the parent of Dreyfus, One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, acts as custodian for the investments of each Fund, except Mellon International Fund and Mellon Emerging Markets Fund. Boston Safe, One Boston Place, Boston, Massachusetts 02108, an indirect subsidiary of Mellon, acts as custodian for the investments of Mellon International Fund and Mellon Emerging Markets Fund. Under the custody agreements with the Trust, the custodians hold the Funds' portfolio securities and keep all necessary accounts and records. For its custody services, each custodian receives a monthly fee based on the market value of a Fund's assets held in custody and receives certain securities transaction charges.

      TRANSFER AND DIVIDEND DISBURSING AGENT. Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, 200 Park Avenue, New York, New York 10166, is each Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Trust, the Transfer Agent arranges for the maintenance of shareholder account records for the Trust, the handling of certain communications between shareholders and the Funds and the payment of dividends and distributions payable by the Funds. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Trust during the month, and is reimbursed for certain out-of-pocket expenses.

      EXPENSES. The Trust has adopted a Shareholder Services Plan with respect to the Investor class of each Fund. Under the Shareholder Services Plan, each Fund pays the Distributor for the provision of certain shareholder services to holders of Investor shares of such Fund a fee at the annual rate of 0.25% of the value of the average daily net assets attributable to Investor shares.

      The Trust has adopted the Shareholder Services Plan and a Distribution Plan under Rule 12b-1 of the 1940 Act with respect to Dreyfus Premier shares of Mellon Mid Cap Stock Fund, Mellon National Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund (collectively, the "Dreyfus Premier Class Funds"). Under the Shareholder Services Plan, each Dreyfus Premier Class Fund pays the Distributor for the provision of certain shareholder services to holders of Dreyfus Premier shares a fee at the annual rate of 0.25% of the value of the average daily net assets attributable to such Dreyfus Premier shares. Mellon Mid Cap Stock Fund also pays the Distributor a fee at the annual rate of 0.75% of the value of the average daily net assets of its Dreyfus Premier shares, and each of Mellon National Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund also pays the Distributor a fee at an annual rate of 0.50% of the value of the Fund's average daily net assets attributable to such Dreyfus Premier shares, for distributing Dreyfus Premier shares under the Distribution Plan. See "Distribution and Shareholder Services Plan" below.

      The Investment Adviser and Mellon Bank bear all expenses in connection with the performance of their services under the Investment Advisory Agreement and Administration Agreement, respectively. All other expenses to be incurred in the operation of the Funds are borne by the Funds, except to the extent specifically assumed by the Investment Adviser or Mellon Bank.


                                HOW TO BUY SHARES

      GENERAL. The Funds, other than the Dreyfus Premier Class Funds, offer two classes of shares - Class M shares and Investor shares. Dreyfus Premier Class Funds offer three classes of shares - Class M shares, Investor shares and Dreyfus Premier shares. Class M shares, Investor shares and Dreyfus Premier shares differ as to the shareholder services offered to and the expenses borne by each class.

      Class M shares are generally offered only to: (1) Private Wealth Management clients of Mellon that maintain qualified fiduciary, custody, advisory or other accounts with Mellon Bank or Boston Safe, or their affiliates ("Private Wealth Management Clients"), with such qualified fiduciary, custody, advisory or other accounts sometimes being referred to herein as "Qualified Accounts"; (2) Mellon Balanced Fund, for investments by that Fund; (3) Trustees of the Trust; and (4) former shareholders of each other fund advised by the Investment Adviser or its affiliates that was reorganized into a Fund (each such other fund is hereinafter referred to as a "Reorganized Fund") who received MPAM shares (now designated Class M shares) of a Fund pursuant to the reorganization and who, therefore, are permitted to continue to purchase and hold Class M shares of such Fund, to exchange into Class M shares of other Funds, and to purchase additional Class M shares of Funds into which they exchange. In addition, holders of shares of a Fund who were not Private Wealth Management Clients on July 10, 2001 ("Existing Individual Clients") are eligible to continue to purchase Class M shares of that Fund, for their then-existing accounts in that Fund ("Existing Accounts") to exchange into Class M shares of other Funds, and to purchase additional Class M shares of Funds into which they exchange.

      Investor shares are generally offered only to: (1) Private Wealth Management Clients who terminate their relationship with Mellon Bank or Boston Safe, or their affiliates, and who wish to continue to hold Fund shares; (2) individuals or entities who are not Private Wealth Management Clients, who receive a transfer of Fund shares from a Private Wealth Management Client (except that Existing Individual Clients would receive Class M shares if the transfer was to their Existing Accounts, as noted above); and (3) former shareholders of a Reorganized Fund who received Investor shares of a Fund pursuant to the reorganization and who, therefore, are permitted to continue to purchase and hold Investor shares of such Fund, to exchange into Investor shares of other Funds, and to purchase additional Investor shares of Funds into which they exchange. Such persons and entities described in the preceding provisions (1), (2) and (3) are sometimes referred to collectively herein as "Individual Clients." Investor shares also may be offered to brokerage clients of Mellon Private Wealth Advisors ("MPWA"), a division of MBSC, LLC, an indirect subsidiary of Mellon ("MPWA Brokerage Accounts").

Dreyfus Premier shares are generally offered only to former shareholders of a Reorganized Fund who received Dreyfus Premier shares of a Fund pursuant to the reorganization and who, therefore, are permitted to continue to purchase and hold Dreyfus Premier shares of such Fund, to exchange into Dreyfus Premier shares of another Dreyfus Premier Class Fund or into Class B shares of another fund managed by the Investment Adviser or its affiliates, and to purchase additional shares of the same class of such funds into which they exchange. Dreyfus Premier shares are not available to new investors.

       Class M shares owned by Private Wealth Management Clients will be held in omnibus accounts, or separate accounts, with the Funds' Transfer Agent ("Mellon Accounts"). Class M shares held by persons other than Private Wealth
Management Clients, Investor shares owned by Individual Clients and Dreyfus Premier shares will be held in separate accounts ("Individual Accounts"). Fund shares owned by MPWA Brokerage Clients also will be held in separate accounts ("MPWA Brokerage Accounts"). Unless otherwise instructed, new purchases by existing shareholders are in the same class of Fund shares that the shareholder then holds. Shares are sold without an initial sales charge. A contingent deferred sales charge ("CDSC") is imposed, however, on certain redemptions of Dreyfus Premier shares as described in the Dreyfus Premier Class Prospectus and under "How to Redeem Shares - Contingent Deferred Sales Charge - Dreyfus
Premier Shares" below. The Funds reserve the right to reject any purchase order.

      Mellon Money Market Fund and Mellon National Municipal Money Market Fund may be used as "sweep vehicles" for cash held in Qualified Accounts. Any such investments in Mellon Money Market Fund and Mellon National Intermediate Municipal Money Market Fund Account must be in the respective Fund's Class M shares.

      There is no minimum initial or subsequent investment requirement for holders of Mellon Accounts. Private Wealth Management Clients may transfer Class M shares to other existing Private Wealth Management Clients for their Mellon Accounts. Private Wealth Management Clients also may transfer shares from a Mellon Account to persons or entities that are not Private Wealth Management Clients to be held in Individual Accounts or MPWA Brokerage Accounts. At the time of any such transfer (other than a transfer to an Existing Individual Client for their Existing Accounts), the shares transferred will be automatically converted into Investor shares of equivalent value (at the time of the conversion) and, accordingly, the recipient will receive Investor shares. Private Wealth Management Clients who terminate their relationship with Mellon Bank or Boston Safe, or their affiliates, but who wish to continue to hold Fund shares may only do so by requesting the establishment of Individual Accounts or MPWA Brokerage Accounts, and their Class M shares generally will be converted into Investor shares. The conversion of such shareholders' Class M shares into Investor shares will be at the equivalent net asset value per share ("NAV") of each class at the time of the conversion. Any subsequent investments by such transferees or former Private Wealth Management Clients who received Investor shares from the conversion of Class M shares must be in Investor shares.

      Initial investments in Individual Accounts must be accompanied by an Account Application. For Individual Accounts, the minimum initial investment, with respect to Class M shares and Investor shares, is $10,000, and subsequent investments must be at least $100. Dreyfus Premier shares are not available to new investors. Persons who hold Fund shares through Mellon Accounts or MPWA Accounts should contact their account officer or financial advisor, respectively, to purchase Fund shares.

      To make subsequent investments to an IRA or other retirement account, investors must fill out an investment slip and include their account number on the check, indicating the year the contribution is for. Subsequent investments to an IRA or other retirement account may also be made by wire by your bank and by electronic check. Your bank must send your investment to the Fund's Custodian with the following information: ABA #, DDA #, the fund name, the share class, the account number, name of investor, the contribution year and dealer number, if applicable. For a subsequent investment by electronic check, "1111" must be inserted before your account number.

      The entity acting as custodian for Keogh Plans, IRAs and other retirement plans may charge a fee, the payment of which could result in the liquidation of shares. All fees charged are described in the appropriate form. You should read the prototype retirement plan and the appropriate form of custodial agreement for further details on eligibility, service fees and tax implications, and you should consult a tax adviser.

       Management understands that Mellon Bank, Boston Safe, or their affiliates may impose certain conditions on Private Wealth Management Clients, and MPWA may impose certain conditions on MPWA Brokerage Clients, respectively, that are different from those described in the Class M and Investor Class Prospectus and this SAI, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. Holders of Mellon Accounts or MPWA Brokerage Accounts should consult their account officer or financial advisor, respectively, in this regard.

       Management understands that some Agents may impose certain conditions on their clients which are different from those described in the Dreyfus Premier Class Prospectus and this SAI, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees which would be in addition to any amounts which might be received under the Funds' Distribution and Shareholder Services Plans. Each Agent has agreed to transmit to its clients a schedule of such fees. You should consult your Agent in this regard.

       Approximately six years after the date of purchase, Dreyfus Premier shares of a Dreyfus Premier Class Fund automatically will convert to Investor shares of the same Dreyfus Premier Class Fund, based on the relative NAV for shares of each such class. For purposes of calculating such six-year period with respect to a Dreyfus Premier Class Fund, any Dreyfus Premier shares of such a Fund issued to a former shareholder of a Reorganized Fund pursuant to a reorganization will be deemed to have been purchased by such shareholder at the time of purchase of the shares of the Reorganized Fund. Dreyfus Premier shares that have been acquired through reinvestment of dividends and distributions, including any shares of a Reorganized Fund acquired through reinvestment of dividends and distributions, will be converted on a pro rata basis together with other Dreyfus Premier shares, in the proportion that a shareholder's Dreyfus Premier shares converting to Investor shares bears to the total Dreyfus Premier shares not acquired through the reinvestment of dividends and distributions.

       The Distributor compensates certain Agents for selling Dreyfus Premier shares at the time of purchase from its own assets. The proceeds of the CDSC and the distribution fee, in part, are used to defray these expenses.

       Class M shares, Investor shares and Dreyfus Premier shares are sold on a continuous basis at NAV next determined after an order in proper form is received by the Transfer Agent or other entity authorized to receive orders on behalf of a Fund.

       NAV is determined as of the close of trading on the floor of the NYSE (usually 4:00 p.m. Eastern time), on each day the NYSE is open for regular business. For purposes of determining NAV, certain options and futures contracts may be valued 15 minutes after the close of trading on the floor of the NYSE. NAV per share of each class is computed by dividing the value of a Fund's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding. The Fund's investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the Trust's Board. Certain securities may be valued by an independent pricing service approved by the Trust's Board and are valued at fair value as determined by the pricing service. For information regarding the methods employed in valuing each Fund's investments, see "Determination of Net Asset Value."

       If an order is received in proper form by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund by the close of regular trading on the floor of the NYSE (usually 4:00 p.m., Eastern time) on a business day, shares of a Fund will be purchased at the NAV determined as of the close of regular trading on the floor of the NYSE on that day. Otherwise, Fund shares will be purchased at the NAV determined as of the close of regular trading on the floor of the NYSE on the next business day, except where Dreyfus Premier shares are purchased through a dealer as described below.

(Dreyfus Premier Class Funds only) Orders for the purchase of a Fund's Dreyfus Premier shares received by dealers by the close of trading on the floor of the NYSE on any business day and transmitted to the Distributor or its designee by the close of its business day (normally 5:15 p.m., Eastern time) will be based on the public offering price per share determined as of the close of trading on the floor of the NYSE on that day. Otherwise, the orders will be based on the next determined NAV. It is the dealers' responsibility to transmit orders so that they will be received by the Distributor or its designee before the close of its business day. For certain institutions that have entered into agreements with the Distributor, payment for the purchase of Fund shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses. The Distributor may pay dealers a fee based on the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs, or (ii) such plan's or program's aggregate investment in the Funds or certain other products made available by the Distributor to such plans or programs exceeds $1,000,000 ("Eligible Benefit Plans"). Generally, the fee paid to dealers will not exceed 1% of the amount invested through such dealers. The Distributor, however, may pay dealers a higher fee and reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.

      TELETRANSFER PRIVILEGE. Holders of Individual Accounts may purchase Fund shares (minimum $500 and maximum $150,000 per day; $500,000 for joint accounts every 30 days) by telephone through the TELETRANSFER Privilege if they have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and the holder's Fund account. Only a bank account maintained in a domestic financial institution that is an ACH member may be so designated.

      TELETRANSFER purchase orders may be made at any time. Purchase orders received by 4:00 p.m. Eastern time, on any day that the Transfer Agent and the NYSE are open for regular business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 p.m., Eastern time, on any day the Transfer Agent and the NYSE are open for regular business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the NYSE is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use the TELETRANSFER Privilege, the initial payment for purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed. See "How To Redeem Shares
- TELETRANSFER Privilege." Each Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated by the Funds.

IN-KIND PURCHASES. If the following conditions are satisfied, a Fund may at its discretion, permit the purchase of shares through an "in-kind" exchange of securities. Any securities exchanged must meet the investment objective, policies and limitations of the applicable Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least equal to $25,000. Shares purchased in exchange for securities generally cannot be redeemed for fifteen days following the exchange in order to allow time for the transfer to settle.

      The basis of the exchange will depend upon the relative NAVs of the shares purchased and securities exchanged. Securities accepted by a Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to a Fund and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities. For further information about "in-kind" purchases, Private Wealth Management Clients may call 1-888-281-7350, holders of Class M shares and Investor shares in Individual Accounts (other than MPWA Brokerage Clients) may call 1-800-645-6561, holders of Dreyfus Premier shares may call 1-800-554-4611 and MPWA Brokerage Clients may call 1-800-830-0549 - Option 2.



                   DISTRIBUTION AND SHAREHOLDER SERVICES PLANS

       Investor shares of each Fund are subject to annual fees for shareholder services, and Dreyfus Premier shares of Dreyfus Premier Class Funds are subject to annual fees for distribution and shareholder services.

The SEC has adopted Rule 12b-1 under the 1940 Act (the "Rule") regulating the circumstances under which investment companies such as the Trust may, directly or indirectly, bear the expenses of distributing their shares. The Rule defines distribution expenses to include expenditures for "any activity which is primarily intended to result in the sale of fund shares." The Rule, among other things, provides that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule.

       SHAREHOLDER SERVICES PLAN - INVESTOR SHARES AND DREYFUS PREMIER SHARES. Each Fund has adopted a Shareholder Services Plan with respect to its Investor shares, and each Dreyfus Premier Class Fund has adopted the Shareholder Services Plan with respect to its Dreyfus Premier shares. Under the Shareholder Services Plan, each Fund pays the Distributor for the provision of certain services to holders of Investor shares a fee at an annual rate of 0.25% of the value of the average daily net assets attributable to Investor shares, and each Dreyfus Premier Class Fund pays the Distributor for the provision of certain services to holders of Dreyfus Premier shares a fee at an annual rate of 0.25% of the value of the average daily net assets attributable to Dreyfus Premier shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a Fund, and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder service fees it collects from each Fund to compensate Agents in respect of these services. The Distributor determines the amounts, if any, to be paid to Agents under the Shareholder Services Plan and the basis on which such payments are made. With regard to such services, each Agent is required to disclose to its clients any compensation payable to it by the Fund and any other compensation payable by its clients in connection with the investment of their assets in Investor shares or Dreyfus Premier shares.

      The Shareholder Services Plan is not adopted pursuant to the Rule, and the fee under the Shareholder Services Plan is intended to be a "service fee" as defined under the Conduct Rule of the National Association of Securities Dealers, Inc.

      For the fiscal periods ended August 31, 2002 (except as indicated), the fees paid by each indicated Fund, with respect to its Investor shares, to the Distributor pursuant to the Shareholder Services Plan were as follows:

                                                 SHAREHOLDER SERVICES
FUNDS                                            PLAN FEES PAID

Mellon Large Cap Stock Fund                      $ 2,326
Mellon Income Stock Fund                         $   680
Mellon Mid Cap Stock Fund                        $   416
Mellon Small Cap Stock Fund                      $11,488
Mellon International Fund                        $ 1,785
Mellon Emerging Markets Fund                     $   502
Mellon Bond Fund                                 $11,890
Mellon Intermediate Bond Fund                    $   185
Mellon Short-Term U.S. Government Securities     $     3
Fund
Mellon National Intermediate Municipal Bond Fund $   359
Mellon National Short-Term Municipal Bond Fund   $     3
Mellon Pennsylvania Intermediate Municipal       $ 1,363
  Bond Fund
Mellon Balanced Fund                             $   231

     No payments were made by Mellon Massachusetts Intermediate Municipal Bond Fund, Mellon Money Market Fund and Mellon National Municipal Money Market Fund under the Shareholder Services Plan, with respect to their Investor shares, since none of the Funds had commenced operations as of August 31, 2002. No payments were made by the Dreyfus Premier Class Funds under the Shareholder Services Plan, with respect to their Dreyfus Premier shares, since none of the Funds was offering Dreyfus Premier shares for sale to investors as of August 31, 2002.

       No payments were made by the Dreyfus Premier Class Funds under the Distribution Plan, since none of the Funds was offering Dreyfus Premier shares for sale to investors as of August 31, 2002.

       DISTRIBUTION PLAN - DREYFUS PREMIER SHARES. The Trust has adopted a Distribution Plan under the Rule for Dreyfus Premier shares, pursuant to which Mellon Mid Cap Stock Fund pays the Distributor a fee at an annual rate of 0.75% of the value of the Fund's average daily net assets attributable to Dreyfus Premier shares, and each of Mellon National Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund pays the Distributor a fee at an annual rate of 0.50% of the value of the Fund's average daily net assets attributable to Dreyfus Premier shares, for distributing Dreyfus Premier shares. The Distributor may pay one or more Agents for distributing Dreyfus Premier shares, and determines the amounts, if any, to be paid to Agents and the basis on which such payments are made.

       SHAREHOLDER SERVICES PLAN AND DISTRIBUTION PLAN - GENERAL. The Trustees of the Trust believe that there is a reasonable likelihood that the Shareholder Services Plan will benefit each Fund and the holders of its Investor shares and each Dreyfus Premier Class Fund and the holders of its Dreyfus Premier shares and that the Distribution Plan will benefit each Dreyfus Premier Class Fund and the holders of its Dreyfus Premier shares.

A quarterly report of the amounts expended under the Shareholder Services Plan and the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Shareholder Services Plan provides that material amendments must be approved by the Board and by the Trustees who are not "interested persons" (as defined in the 1940
Act) of the Trust and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Distribution Plan provides that it may not be amended to increase materially the cost that Dreyfus Premier shares of a Fund may bear pursuant to the Distribution Plan without the approval of the holders of a majority of the Fund's outstanding voting shares of Dreyfus Premier shares. Under the Distribution Plan, other material amendments of the Plan must be approved by the Board and by the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Distribution Plan, or in any agreements entered into in connection with the Distribution Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Shareholder Services Plan and the Distribution Plan are subject to annual approval by such vote of the Trustees cast in person at a meeting called for the purpose of voting on each Plan. The Shareholder Services Plan and the Distribution Plan may be terminated at any time by vote of a majority of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the relevant Plan or in any agreements entered into in connection with the relevant Plan or by vote of the holders of a majority of Investor shares or Dreyfus Premier shares, with respect to the Shareholder Services Plan, or of Dreyfus Premier shares, with respect to the Distribution Plan.

An Agent entitled to receive compensation for selling and servicing a Fund's shares may receive different compensation with respect to one class of shares over another. Potential investors should read this SAI in light of the terms governing Selling Agreements ("Agreements") with their Agents. The fees payable under each Plan described above are payable without regard to actual expenses incurred. The Funds and the Distributor may suspend or reduce payments under either Plan at any time, and payments are subject to the continuation of the Plans and the Agreements described above. From time to time, the Agents, the Distributor and the Funds may voluntarily agree to reduce the maximum fees payable under the Plans.

                              HOW TO REDEEM SHARES

      GENERAL. If you hold a Fund's shares of more than one class, any request for redemption must specify the class of shares being redeemed. If you fail to specify the class of shares to be redeemed or if you own fewer shares of the class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions.

      The Funds impose no charges (other than any applicable CDSC) when shares are redeemed. Agents may charge their clients a fee for effecting redemptions of Fund shares. The value of the shares redeemed may be more or less than their original cost, depending upon a Fund's then-current NAV per share.

A Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC. However, if you have purchased a Fund's shares by check, by TELETRANSFER or through Automatic Asset Builder and subsequently submit a written redemption request to the Transfer Agent, the Fund may delay sending the redemption proceeds for up to eight business days after the purchase of such shares. In addition, a Fund will not honor redemption checks ("Checks") under the Checkwriting Privilege, and will reject requests to redeem shares by wire or telephone or pursuant to the TELETRANSFER Privilege, for a period of up to eight business days after receipt by the Transfer Agent of the purchase check, the TELETRANSFER purchase or the Automatic Asset Builder order against which such redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request. Fund shares may not be redeemed until the Transfer Agent has received your Account Application.

PROCEDURES. Persons who hold Fund shares through Mellon Accounts or MPWA Brokerage Accounts should contact their account officer or financial advisor, respectively, to redeem Fund shares.

      Holders of Individual Accounts may redeem a Fund's shares by using the regular redemption procedure through the Transfer Agent, or through the Telephone Redemption Privilege or the Checkwriting Privilege (for those share classes of the relevant Funds for which the Checkwriting Privilege applies), which are granted automatically unless you specifically refuse them by checking the applicable "No" box on the Account Application. The Telephone Redemption Privilege and the Checkwriting Privilege may be established for an existing Individual Account by a separate signed Shareholder Services Form or, with respect to the Telephone Redemption Privilege, by oral request from any of the authorized signatories on the account by calling 1-800-645-6561 for holders of Class M shares and Investor shares or 1-800-554-4611 for holders of Dreyfus Premier shares. Holders of Individual Accounts also may redeem shares through the Wire Redemption Privilege or the TELETRANSFER Privilege if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholders Services Form with the Transfer Agent. Holders of IRA and other retirement accounts may redeem a Fund's shares by writing a letter of instruction, which must include the shareholder's account number and fund name, the dollar amount to sell, how and where to send the proceeds, whether the distribution is qualified or premature, and whether the 10% TEFRA should be withheld. A signature-guarantee is required. To obtain information with respect to signature-guarantees, holders of Class M shares and Investor shares should call 1-800-645-6561, and holders of Dreyfus Premier shares should call 1-800-554-4611. To request instructions to establish the Automatic Withdrawal Plan for a Keogh, IRA or other retirement account, holders of Class M shares and Investor shares should call 1-800-645-6561, and holders of Dreyfus Premier shares should call 1-800-554-4611. If you are a client of certain Agents ("Selected Dealers"), you may redeem shares through the Selected Dealer. Other redemption procedures may be in effect for clients of certain Agents and institutions. Each Dreyfus Premier Class Fund makes available to certain large institutions the ability to issue redemption instructions with respect to its Dreyfus Premier shares through compatible computer facilities. The Funds reserve the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. A Fund may modify or terminate any redemption privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs, or other retirement plans are not eligible for the Checkwriting, Wire Redemption, Telephone Redemption or TELETRANSFER Privileges.

The Telephone Redemption Privilege, TELETRANSFER Privilege or Telephone Exchange Privilege authorizes the Transfer Agent to act on telephone instructions from any person representing himself or herself to be you, or a representative of your Agent, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither a Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or an exchange of a Fund's shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, a Fund's NAV may fluctuate.

       REDEMPTION THROUGH A SELECTED DEALER. (Dreyfus Premier Shares only) Customers of Selected Dealers may make redemption requests with respect to Dreyfus Premier shares of a Dreyfus Premier Class Fund to their Selected Dealer. If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent prior to the close of regular trading on the floor of the NYSE (usually 4:00 p.m., Eastern time), the redemption request will be effective on that day. If a redemption request is received by the Transfer Agent after the close of regular trading on the floor of the NYSE, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account with the Selected Dealer.

In addition, the Distributor or its designee will accept orders from Selected Dealers with which the Distributor has sales agreements for the repurchase of Dreyfus Premier shares held by shareholders. Repurchase orders received by dealers by the close of trading on the floor of the NYSE on any business day on which the NYSE is open for regular business and transmitted to the Distributor or its designee prior to the close of its business day (normally 5:15 p.m., Eastern time) are effected at the price determined as of the close of trading on the floor of the NYSE on that day. Otherwise, the Fund shares will be redeemed at the next determined NAV. It is the responsibility of the Selected Dealer to transmit orders on a timely basis. The Selected Dealer may charge the shareholder a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn at any time.

       CONTINGENT DEFERRED SALES CHARGE - DREYFUS PREMIER SHARES. A CDSC payable to the Distributor is imposed on any redemption of Dreyfus Premier shares which reduces the current NAV of your Dreyfus Premier shares to an amount which is lower than the dollar amount of all payments by you for the purchase of Dreyfus Premier shares of a Dreyfus Premier Class Fund held by you at the time of redemption. No CDSC will be imposed to the extent that the NAV of the Dreyfus Premier shares redeemed does not exceed (i) the current NAV of Dreyfus Premier shares acquired through reinvestment of dividends or other distributions, plus (ii) increases in the NAV of Dreyfus Premier shares above the dollar amount of all your payments for the purchase of Dreyfus Premier shares of a Dreyfus Premier Class Fund held by you at the time of redemption. For purposes of calculating the CDSC with respect to a Dreyfus Premier Class Fund, any Dreyfus Premier shares of a Reorganized Fund will be deemed to have been purchased by such shareholder at the time of purchase of the shares of the Reorganized Fund and payments for the purchase of Dreyfus Premier shares will be deemed to include purchase payments made by such shareholder for the shares of that fund. To the extent a portion of the shares of that Reorganized Fund held by such shareholder were acquired through the reinvestment of dividends or capital gain distributions, the same proportion of Dreyfus Premier shares issued to such shareholder pursuant to the reorganization will be deemed to have been acquired through the reinvestment of dividends or capital gain distributions.

       If the aggregate value of the Dreyfus Premier shares redeemed has declined below their original cost as a result of the relevant Dreyfus Premier Class Fund's performance, a CDSC may be applied to the then-current NAV rather than the purchase price.

In circumstances where the CDSC is imposed, the amount of the charge will depend on the number of years from the time you purchased the Dreyfus Premier shares, including any time they were held in a Reorganized Fund, until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Dreyfus Premier shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

       The following table sets forth the rates of the CDSC for Dreyfus Premier shares of Mellon Mid Cap Stock Fund:

                                          CDSC as a % of
                Year Since              Amount Invested or
             Purchase Payment          Redemption Proceeds
                 Was Made              (whichever is less)

       Up to 2 years................             4.00%
       2 - 4 years..................             3.00%
       4 - 5 years..................             2.00%
       5 - 6 years..................             1.00%

--------------------------------------------------------------------------------
       The following table sets forth the rates of the CDSC for Dreyfus Premier shares of Mellon National Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund:

                                          CDSC as a % of
                Year Since              Amount Invested or
             Purchase Payment          Redemption Proceeds
                 Was Made              (whichever is less)

       Up to 2 years................             3.00%
       2 - 4 years..................             2.00%
       4 - 5 years..................             1.00%
       5 - 6 years..................             0.00%

--------------------------------------------------------------------------------

In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV of Dreyfus Premier shares above the total amount of payments for the purchase of Dreyfus Premier shares made during the preceding six years; then of amounts representing the cost of such shares purchased six years prior to the redemption; and finally, of amounts representing the cost of such shares held for the longest period of time within the applicable six-year period. The time period that you held Class B shares of a Reorganized Fund will be applied to the calculation of the CDSC to be imposed on your sale of the Dreyfus Premier shares of the corresponding Dreyfus Premier Class Fund.

For example, assume an investor purchased 100 shares of Mellon Mid Cap Stock Fund at $10 per share for a cost of $1,000 and that the Fund's CDSC rate is 4% in the second year after purchase. Subsequently, the shareholder acquired five additional shares through dividend reinvestment. During the second year after the purchase the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the NAV has appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

       In another example, assume an investor purchased 100 shares of Mellon National Intermediate Bond Fund or Mellon Massachusetts Intermediate Municipal Bond Fund at $10 per share for a cost of $1,000 and that the Fund's CDSC rate is 3% in the second year after purchase. Subsequently, the shareholder acquired five additional shares through dividend reinvestment. During the second year after the purchase the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the NAV has appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation
($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 3% (the applicable rate in the second year after purchase) for a total CDSC of $7.20.

For purposes of determining the applicable CDSC payable with respect to redemption of Dreyfus Premier shares of a Dreyfus Premier Class Fund where such shares were acquired through exchange of Dreyfus Premier shares of another fund advised by Dreyfus, the year since purchase payment was made is based on the date of purchase of the original Dreyfus Premier shares of the fund exchanged.

WAIVER OF CDSC. The CDSC may be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in Eligible Benefit Plans, (c) redemptions as a result of a combination of any investment company with a Dreyfus Premier Class Fund by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70 1/2 in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code, and
(e) redemptions pursuant to the Automatic Withdrawal Plan, as described below. If the Trust's Board determines to discontinue the waiver of the CDSC, the disclosure herein will be revised appropriately. Any Dreyfus Premier Class Fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the Dreyfus Premier Class Prospectus or this SAI at the time of the purchase of such shares.

To qualify for a waiver of the CDSC, at the time of redemption you must notify the Transfer Agent or your Agent must notify the Distributor. Any such qualification is subject to confirmation of your entitlement.

CHECKWRITING PRIVILEGE. (Taxable Bond Funds, Municipal Bond Funds and Money Market Funds only) Holders of Individual Accounts, with respect to Class M shares and Investor shares only, of Mellon Bond Fund, Mellon Intermediate Bond Fund, Mellon Short-Term U.S. Government Securities Fund, Mellon National Intermediate Municipal Bond Fund, Mellon National Short-Term Municipal Bond Fund, Mellon Pennsylvania Intermediate Bond Fund, Mellon Massachusetts Intermediate Municipal Bond Fund, Mellon Money Market Fund and Mellon National Municipal Money Market Fund may write Checks drawn on their Fund accounts. The Funds provide Checks automatically upon opening an account, unless the investor specifically refuses the Checkwriting Privilege by checking the applicable "No" box on the Account Application. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Checkwriting Privilege may be established for an existing account by a separate signed Shareholder Services Form. The Account Application or Shareholder Services Form must be manually signed by the registered owner(s). Checks are drawn on the investor's Fund account and may be made payable to the order of any person in an amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as the investor's agent, will cause a Fund to redeem a sufficient number of full and fractional shares in the investor's account to cover the amount of the Check. Potential fluctuations in the NAV of a Taxable Bond Fund or Municipal Bond Fund should be considered in determining the amount of a Check. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to the investor. Investors generally will be subject to the same rules and regulations that apply to checking accounts, although election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

If the amount of the Check is greater than the value of the shares in an investor's account, the Check will be returned marked insufficient funds. Checks should not be used to close an account. Checks are free but the Transfer Agent will impose a fee for stopping payment of a Check upon request or if the Transfer Agent cannot honor a Check because of insufficient funds or other valid reason. Investors should date Checks with the current date when writing them. Please do not postdate Checks. If Checks are postdated, the Transfer Agent will honor, upon presentment, even if presented before the date of the Check, all postdated Checks which are dated within six months of presentment for payment, if they are otherwise in good order.

      This Privilege will be terminated immediately, without notice, with respect to any account which is, or becomes, subject to backup withholding on redemptions. Any Check written on an account which has become subject to backup withholding on redemptions will not be honored by the Transfer Agent.

      WIRE REDEMPTION PRIVILEGE. Holders of Individual Accounts may redeem Fund shares by wire. By using this Privilege, you authorize the Transfer Agent to act on telephone or letter redemption instructions from any person representing himself or herself to be you, or a representative of your Agent, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, a Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt by the Transfer Agent of the redemption request in proper form. Redemption proceeds (minimum $1,000 and maximum $150,000 per day; $500,000 for joint accounts every 30 days) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.

      To change the commercial bank or account designated to receive wire redemption proceeds, a written request must be sent to the Transfer Agent.
This request must be signed by each shareholder, with each signature guaranteed as described below under "Signatures."

REINVESTMENT PRIVILEGE. (Dreyfus Premier Shares only) Upon written request, you may reinvest up to the number of Dreyfus Premier shares you have redeemed, within 45 days of redemption, at the then-prevailing NAV, or reinstate your account for the purpose of exercising Fund exchanges. Upon reinstatement, your account will be credited with an amount equal to the CDSC previously paid upon redemption of the shares reinvested. The Reinvestment Privilege may be exercised only once.

      TELETRANSFER PRIVILEGE. Holders of Individual Accounts may request by telephone that redemption proceeds be transferred between their Fund account and their bank account. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. Holders of jointly registered Individual Accounts or bank accounts may redeem through the TELETRANSFER Privilege for transfer to their bank account not more than $500,000 within any 30-day period. You should be aware that if you have selected the TELETRANSFER Privilege, any request for a TELETRANSFER transaction will be effected through the ACH system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "How to Buy Shares TELETRANSFER Privilege."

      SIGNATURES. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations as well as from participants in the NYSE Medallion Signature Program, the Securities Transfer Agents Medallion Program and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, Individual Account Holders of Class M shares and Investor shares should call 1-800-645-6561 and holders of Dreyfus Premier shares should call 1-800-554-4611.

      REDEMPTION COMMITMENT. The Trust has committed itself to pay in cash all redemption requests by any shareholder of record of a Fund, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amount, the Trust's Trustees reserve the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as each Fund's portfolio is valued. If the recipient sold such securities, brokerage charges might be incurred.

      SUSPENSION OF REDEMPTIONS. The right to redeem Fund shares may be suspended or the date of payment postponed (a) during any period when the NYSE is closed (other than customary weekend and holiday closings); (b) when trading in the markets a Fund ordinarily utilizes is restricted or when an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its NAV is not reasonably practicable; or (c) for such other periods as the SEC, by order, may permit to protect a Fund's shareholders.


                              SHAREHOLDER SERVICES

      GENERAL. The following shareholder services are available only to holders of Investor shares in Individual Accounts, holders of Dreyfus Premier shares and certain Individual Account holders of Class M shares.

       FUND EXCHANGES. Holders of Class M shares or Investor shares can generally exchange such shares of a Fund worth $500 or more into shares of the same class of any other Fund, to the extent such shares are offered for sale in their state of residence. Holders of Dreyfus Premier shares can exchange shares of a Dreyfus Premier Class Fund worth $500 or more into the Dreyfus Premier share class of another Dreyfus Premier Class Fund or into Class B shares of certain funds managed by the Investment Adviser or its affiliates, to the extent such shares are offered for sale in their state of residence.
Shares of funds subject to a CDSC that are exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds and, for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased. Shares of the funds purchased will be purchased on the basis of relative NAV per share.

      Investor shares of each Fund and Dreyfus Premier shares subject to a CDSC also may be exchanged for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. The shares so purchased will be held in a special account created solely for this purpose ("Exchange Account"). With respect to Investor shares exchanged into an Exchange Account, exchanges of shares from the Exchange Account only can be made into the Investor share class of a Fund. With respect to Dreyfus Premier shares exchanged into an Exchange Account, exchanges of shares from the Exchange Account only can be made into the Dreyfus Premier share class of a Dreyfus Premier Class Fund or into Class B shares of certain other funds managed or administered by the Investment Adviser or its affiliates. With respect to Dreyfus Premier shares, no CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable Fund account. Upon redemption, the applicable CDSC will be calculated without regard to the time such shares were held in an Exchange Account. See "How to Redeem Shares." Redemption proceeds for Exchange Account shares are paid by Federal wire or check only. Exchange Account shares also are eligible for the Auto-Exchange Privilege, Dividend Sweep and the Automatic Withdrawal Plan.

      To request an exchange, holders of Mellon Accounts must contact their account officer and holders of Individual Accounts, or their Agent acting on their behalf, must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of the Fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561 for holders of Class M shares and Investor shares or 1-800-554-4611 for holders of Dreyfus Premier shares. For Individual Accounts, shares being exchanged must have a current value of at least $500, and each Fund account, including those established through exchanges, must continue to meet the minimum account balance requirement of $10,000, with respect to Class M shares and Investor shares, and $500, with respect to Dreyfus Premier shares. The ability to issue exchange instructions by telephone is given to all holders of Individual Accounts automatically, unless the account holder checks the relevant "No" box on the Account Application, indicating that this privilege is specifically refused. The Telephone Exchange Privilege may be established for an existing Individual Account by written request signed by all shareholders on the account, by a separate signed Shareholder Services Form, available by calling 1-800-645-6561 for holders of Class M shares and Investor shares or 1-800-554-4611 for holders of Dreyfus Premier shares, or by oral request from any of the authorized signatories on the account, also by calling 1-800-645-6561 for holders of Class M shares and Investor shares or 1-800-554-4611 for holders of Dreyfus Premier shares. By using the Telephone Exchange Privilege, the investor authorizes the Transfer Agent to act on telephonic instructions from any person representing himself or herself to be the investor and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the SEC. In addition, you may be subject to a higher CDSC if you exchange into any fund that has a higher CDSC than does a Dreyfus Premier Class Fund.

Exchanges of a Fund's shares held by a tax-exempt retirement plan may be made only between the investor's retirement plan account in one Fund and such investor's retirement plan account in another Fund.

      AUTO-EXCHANGE PRIVILEGE (INDIVIDUAL ACCOUNTS ONLY). The Auto-Exchange Privilege permits an investor to regularly purchase on a semi-monthly, monthly, quarterly or annual basis, in exchange for Class M shares or Investor shares of a Fund, shares of the same class of another Fund of which the investor is a shareholder and, in exchange for Dreyfus Premier shares of a Dreyfus Premier Class Fund, shares of the same class of another Dreyfus Premier Class Fund or Class B shares of certain funds managed by the Investment Adviser or its affiliates. The amount the investor designates, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule the investor has selected. This Privilege is available only for existing accounts. With respect to a Fund's shares held by a tax-exempt retirement plan, exchanges may be made only between the investor's retirement plan account in one Fund and such investor's retirement plan account in another Fund. Shares will be exchanged on the basis of relative NAV per share as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. An investor will be notified if the investor's account falls below the amount designated to be exchanged under this Privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRAs and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

      The right to exercise this Privilege may be modified or canceled by a Fund or the Transfer Agent. Holders of Class M shares and Investor shares may modify or cancel their exercise of this Privilege at any time by mailing written notification to Mellon Funds, P.O. Box 55268, Boston, MA 02205-8502, and holders of Dreyfus Premier shares may modify or cancel their exercise of this Privilege at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 55268, Boston, MA 02205-8502. A Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. For more information concerning this Privilege and the funds eligible to participate in this Privilege, or to obtain an Exchange Authorization Form, holders of Class M shares and Investor shares, please call toll free 1-800-645-6561 and holders of Dreyfus Premier shares, please call toll free 1-800-554-4611.

      Fund exchanges and the Auto-Exchange Privilege are available to holders of Individual Accounts resident in any state in which shares of a Fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations. The exchange of shares of one Fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange and, therefore, an exchanging shareholder (other than a tax-exempt retirement plan) may realize a taxable gain or loss.

The Funds reserve the right to reject any exchange request in whole or in part. The Fund's exchange service or the Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

AUTOMATIC ASSET BUILDER (INDIVIDUAL ACCOUNTS ONLY). Automatic Asset Builder permits the holder of an Individual Account to purchase a Fund's shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. A Fund's shares are purchased by transferring funds from the bank account designated by you. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. To establish an Automatic Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-645-6561 for holders of Class M shares and Investor shares or 1-800-554-4611 for holders of Dreyfus Premier shares. Holders of Class M shares and Investor shares may cancel their participation in this Privilege or change the amount of purchase at any time by mailing written notification to the Mellon Funds, P.O. Box 55268, Boston, MA 02205-8502, holders of Dreyfus Premier shares may cancel their participation in this Privilege or change the amount of purchase at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 55268, Boston, MA 02205-8502, and the notification will be effective three business days following receipt. A Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.

AUTOMATIC WITHDRAWAL PLAN (INDIVIDUAL ACCOUNTS ONLY). The Automatic Withdrawal Plan permits the holder of an Individual Account with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. Withdrawal payments are the proceeds from sales of a Fund's shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and other distributions, the investor's shares will be reduced and eventually may be depleted. An Automatic Withdrawal Plan may be established by filing an Automatic Withdrawal Plan application with the Transfer Agent or by oral request from any of the authorized signatories on the account by calling 1-800-645-6561 for holders of Class M shares and Investor shares or 1-800-554-4611 for holders of Dreyfus Premier shares. Automatic Withdrawal may be terminated at any time by the investor, the Fund or the Transfer Agent.

       No CDSC with respect to Dreyfus Premier shares will be imposed on withdrawals made under the Automatic Withdrawal Plan, provided that any amount withdrawn under the plan does not exceed on an annual basis 12% of the greater of (1) the account value at the time of the first withdrawal under the Automatic Withdrawal Plan, or (2) the account value at the time of the subsequent withdrawal. Withdrawals with respect to Dreyfus Premier shares under the Automatic Withdrawal Plan that exceed such amounts will be subject to a CDSC.

      Particular tax-exempt retirement plans may permit certain participants to establish an automatic withdrawal plan from such retirement plans.
Participants should consult their retirement plan sponsor and tax adviser for details. Such a withdrawal plan is different from the Automatic Withdrawal Plan.

DIVIDEND OPTIONS (INDIVIDUAL ACCOUNTS ONLY). Dividend Sweep allows holders of Individual Accounts to invest automatically their dividends or dividends and other distributions, if any, from Class M shares and Investor shares of a Fund in shares of the same class of another Fund, and from Dreyfus Premier shares of a Dreyfus Premier Class Fund into Dreyfus Premier shares of another Dreyfus Premier Class Fund or Class B shares of certain funds managed by the Investment Adviser or its affiliates, of which the investor is a shareholder. The applicable CDSC, if any, will be imposed upon the redemption of such shares. Shares of such other funds purchased pursuant to this Privilege will be purchased on the basis of relative NAV per share.

      Dividend ACH permits holders of Individual Accounts to transfer electronically dividends or dividends and other distributions, if any, from a Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

For more information concerning these Privileges, or to request a Dividend Options Form, holders of Individual Accounts should call toll free 1-800-645-6561 for holders of Class M shares and Investor shares or 1-800-554-4611 for holders of Dreyfus Premier shares. Holders of Class M shares and Investor shares may cancel these Privileges by mailing written notification to the Mellon Funds, P.O. Box 55268, Boston, MA 02205-8502 and holders of Dreyfus Premier shares may cancel these Privileges by mailing written notification to The Dreyfus Family of Funds, P.O. Box 55268, Boston, MA 02205-8502. To select a new Fund after cancellation, you must submit a new Dividend Options Form. Enrollment in or cancellation of these Privileges is effective three business days following receipt. These Privileges are available only for Individual Accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dividend Sweep. A Fund may modify or terminate these Privileges at any time or charge a service fee. No such fee currently is contemplated.

GOVERNMENT DIRECT DEPOSIT PRIVILEGE (INDIVIDUAL ACCOUNTS ONLY). Government Direct Deposit Privilege enables holders of Individual Accounts to purchase a Fund's shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security or certain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. You should consider whether Direct Deposit of your entire payment into a fund with fluctuating NAV, such as a Fund, may be appropriate for you. To enroll in Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this Privilege. The appropriate form may be obtained by calling 1-800-645-6561 for holders of Class M shares and Investor shares or 1-800-554-4611 for holders of Dreyfus Premier shares. Death or legal incapacity will terminate your participation in this Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency. Further, a Fund may terminate your participation upon 30 days' notice to you.

PAYROLL SAVINGS PLAN (INDIVIDUAL ACCOUNTS ONLY). Payroll Savings Plan permits holders of Individual Accounts to purchase a Fund's shares (minimum $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Fund account electronically through the ACH system at each pay period. To establish a Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. Your employer must complete the reverse side of the form and return it, for holders of Class M shares and Investor shares, to the Mellon Funds, P.O. Box 55268, Boston, MA 02205-8502 or, for holders of Dreyfus Premier shares, to The Dreyfus Family of Funds, P.O. Box 55268, Boston, MA 02205-8502. You may obtain the necessary authorization form by calling 1-800-645-6561 for holders of Class M shares and Investor shares or 1-800-554-4611 for holders of Dreyfus Premier shares. You may change the amount of purchase or cancel the authorization only by written notification to your employer. It is the sole responsibility of your employer, not the Distributor, the Investment Adviser, Dreyfus, the Funds, the Transfer Agent or any other person, to arrange for transactions under the Payroll Savings Plan. A Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.


                     ADDITIONAL INFORMATION ABOUT PURCHASES,
                            EXCHANGES AND REDEMPTIONS

      The Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to a Fund's performance and its shareholders. Accordingly, if a Fund's management determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of Fund Exchanges, or reject in whole or part any purchase or exchange request, with respect to such investor's account. Such investors also may be barred from purchasing other Funds. Generally, an investor who makes more than four exchanges out of a Fund during any calendar year or who makes exchanges that appear to coincide with an active market-timing strategy may be deemed to be engaged in excessive trading. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. In addition, a Fund may refuse or restrict purchase or exchange requests by any person or group if, in the judgment of the Fund's management, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may significantly affect the Fund (e.g., amounts equal to 1% or more of the Fund's total assets). If an exchange request is refused, a Fund will take no other action with respect to the shares until it receives further instructions from the investor. A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund. A Fund's policy on excessive trading applies to investors who invest in the Fund directly or through financial intermediaries, but does not apply to any automatic investment or withdrawal privilege described herein.

      During times of drastic economic or market conditions, a Fund may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components - redemption orders with a simultaneous request to purchase the other Fund's shares. In such a case, the redemption request would be processed at the Fund's next determined NAV but the purchase order would be effective only at the NAV next determined after the Fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.


                        DETERMINATION OF NET ASSET VALUE

      VALUATION OF PORTFOLIO SECURITIES. Each Fund's equity securities, including covered call options written by a Fund, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except that open short positions are valued at the asked price. Bid price is used when no asked price is available.

      Debt securities are valued by an independent pricing service (the "Service") approved by the Trust's board. Securities valued by the Service for which quoted bid prices in the judgment of the Service are readily available and are representative of the bid side of the market are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities valued by the Service are carried at fair value as determined by the Service, based on methods that include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to value from dealers; and general market conditions. Debt securities that are not valued by the Service are valued at the average of the most recent bid and asked prices in the market in which such investments are primarily traded, or at the last sales price for securities traded primarily on an exchange. Bid price is used when no asked price is available.

      Short-term investments of each Fund (other than Mellon Money Market Fund and Mellon National Municipal Money Market Fund) may be carried at amortized cost, which approximates value. The valuation of each Money Market Fund's portfolio securities is based upon their amortized cost which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

      The Board has established, as a particular responsibility within the overall duty of care owed to each Money Market Fund's investors, procedures reasonably designed to stabilize each Money Market Fund's price per share as computed for the purpose of purchases and redemptions at $1.00. Such procedures include review of each Money Market Fund's portfolio holdings by the Board, at such intervals as it deems appropriate, to determine whether the Fund's net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. In such review, investments for which market quotations are readily available will be valued at the most recent bid price or yield equivalent for such securities or for securities of comparable maturity, quality and type, as obtained from one or more of the major market makers for the securities to be valued. Other investments and assets, to the extent a Money Market Fund is permitted to invest in such instruments, will be valued at fair value as determined in good faith by the Board. The extent of any deviation between a Money Market Fund's net asset value per share based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Board. If such deviation exceeds 1/2%, the Board will consider promptly what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, it has agreed to take such corrective action as it regards as necessary and appropriate including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value by using available market quotations or market equivalents.

      Expenses and fees, including the investment advisory fee and administration fee, are accrued daily and taken into account for the purpose of determining NAV.

      Any assets or liabilities initially expressed in terms of foreign currency will be translated into U.S. dollars at the midpoint of the New York interbank market spot exchange rate as quoted on the day of such translation or, if no such rate is quoted on such date, such other quoted market exchange rate as may be determined to be appropriate by the Investment Adviser. Forward currency contracts will be valued at the current cost of offsetting the contract. If a Fund has to obtain prices as of the close trading on various exchanges throughout the world, the calculation of NAV may not take place contemporaneously with the determination of prices of certain of the Fund's securities.

      Restricted securities, as well as securities or other assets for which recent market quotations are not readily available or are determined by the Trust not to reflect accurately fair value (such as when an event occurs after the close of the exchange on which the security is principally traded and that is determined by the Trust to have changed the value of the security), or are not valued by a pricing service approved by the Board, are valued at fair value as determined in good faith based on procedures approved by the Board. The valuation of a security based on fair value procedures may differ from the security's most recent closing price, and from the prices used by other mutual funds to calculate their net asset values. In making their good faith valuation of restricted securities, the Board members generally will take the following factors into consideration: restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which the restricted securities were purchased. This discount will be revised periodically by the Board if the Board members believe that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board.

      NEW YORK STOCK EXCHANGE CLOSINGS. The holidays (as observed) on which the NYSE is currently scheduled to be closed are: New Year's Day, Dr. Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                    DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES
DISTRIBUTIONS

      Each Fund usually pays its shareholders dividends from its net investment income as follows:
                         FUND                             DIVIDEND FREQUENCY
Mellon Large Cap Stock Fund                                     Monthly*
Mellon Income Stock Fund                                        Monthly*
Mellon Mid Cap Stock Fund                                       Annually
Mellon Small Cap Stock Fund                                     Annually
Mellon International Fund                                       Annually
Mellon Emerging Markets Fund                                    Annually
Mellon Bond Fund                                                Monthly*
Mellon Intermediate Bond Fund                                   Monthly*
Mellon Short-Term U.S. Government Securities Fund               Monthly*
Mellon National Intermediate Municipal Bond Fund                Monthly**
Mellon National Short-Term Municipal Bond Fund                  Monthly**
Mellon Pennsylvania Intermediate Municipal Bond Fund            Monthly**
Mellon Massachusetts Intermediate Municipal Bond Fund           Monthly**
Mellon Balanced Fund                                            Monthly*
Mellon Money Market Fund                                        Monthly**
Mellon National Municipal Money Market Fund                     Monthly**
__________________
* Each Fund usually declares dividends on the second-to-last business day of each month and pays dividends on the last business day of each month.
** Each Fund usually declares dividends daily and pays dividends on the last business day of each month.

      Each Fund distributes any net capital gains it has realized once a year. Each share class will generate a different dividend because each has different expenses.

      A Fund will make distributions from net realized capital gains only if all its capital loss carryovers, if any, have been utilized or have expired. All expenses are accrued daily and deducted before the declaration of dividends to investors. Generally, shares purchased on a day on which a Fund calculates its NAV will begin to accrue dividends on that day, and redemption orders effected on any particular day will receive dividends declared only through the business day prior to the day of redemption.

      Holders of Individual Accounts may choose whether to receive dividends and other distributions in cash, to receive dividends in cash and reinvest other distributions in additional Fund shares at NAV or to reinvest both dividends and other distributions in additional Fund shares at NAV. For Individual Accounts, dividends and other distributions will be reinvested in Fund shares unless the shareholder instructs the Fund otherwise. Persons who hold Fund shares through Mellon Accounts or MPWA Brokerage Accounts should contact their account officer or financial advisor, respectively, for information on reinvestment of dividends and other distributions.

      If you elect to receive dividends and other distributions in cash, and your distribution check is returned to a Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest that distribution and all future distributions payable to you in additional Fund shares at NAV. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

      Any dividend or other distribution paid shortly after an investor's purchase of shares may have the effect of reducing the NAV of the shares below the cost of his or her investment. Such a dividend or other distribution would be a return on investment in an economic sense, although taxable (to the extent not tax-exempt) as stated under "Dividends, Other Distributions and Taxes" in the relevant Class M and Investor Class Prospectus and Dreyfus Premier Class Prospectus.

      TAXES

      GENERAL. Each Fund is treated as a separate corporation for Federal income tax purposes. Dreyfus believes that Mellon Large Cap Stock Fund, Mellon Income Stock Fund, Mellon Mid Cap Stock Fund, Mellon Small Cap Stock Fund, Mellon International Fund, Mellon Emerging Markets Fund, Mellon Bond Fund, Mellon Intermediate Bond Fund, Mellon Short-Term U.S. Government Securities Fund, Mellon National Intermediate Municipal Bond Fund, Mellon National Short-Term Municipal Bond Fund, Mellon Pennsylvania Intermediate Municipal Bond Fund and Mellon Balanced Fund have each qualified as a "regulated investment company" ("RIC") under the Code for the fiscal year ended August 31, 2002.
Each of these Funds intends to continue to qualify, and each other Fund intends to qualify, as a RIC under the Code so long as that qualification is in the best interests of its shareholders. Qualification as such will relieve a Fund of any liability for Federal income tax to the extent it distributes its net earnings and realized gains to its shareholders. To qualify for that treatment, a Fund (1) must distribute to its shareholders each taxable year at least 90% of its investment company taxable income (generally consisting of taxable net investment income, net short-term capital gains and net gains from certain foreign currency transactions) in the case of a Municipal Bond Fund, at least 90% of the sum of that income plus its net interest income excludable from gross income under section 103(a) of the Code ("Distribution Requirement"), (2) must derive at least 90% of its annual gross income from specified sources ("Income Requirement"), and (3) must meet certain asset diversification and other requirements. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

      If any Fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions that otherwise would be "exempt-interest dividends" described below and distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) ("capital gain distributions"), as taxable dividends (that is, ordinary income) to the extent of the Fund's earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

      A Fund may be subject to a non-deductible 4% excise tax ("Excise Tax"), measured with respect to certain undistributed amounts of taxable investment income and capital gains.

      TAX CONSEQUENCES OF MUNICIPAL BOND FUNDS' AND MELLON NATIONAL MUNICIPAL MONEY MARKET FUND'S DIVIDENDS. If a Municipal Bond Fund and Mellon National Municipal Money Market Fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a) of the Code, it may pay "exempt-interest dividends" to its shareholders. Those dividends constitute the portion of its aggregate dividends (excluding capital gain distributions) equal to the excess of its excludable interest over certain amounts disallowed as deductions. Exempt-interest dividends are excludable from a shareholder's gross income for Federal income tax purposes, although the amount of those dividends must be reported on the recipient's Federal income tax return. Shareholders' treatment of dividends from a Municipal Bond Fund and Mellon National Municipal Money Market Fund under state and local income tax laws may differ from the treatment thereof under the Code. Investors should consult their tax advisers concerning this matter.

      Because the Municipal Bond Funds and Mellon National Municipal Money Market Fund distribute exempt-interest dividends, interest on indebtedness incurred or continued by a shareholder to purchase or carry Fund shares is not deductible for Federal income tax purposes. If a shareholder receives any exempt-interest dividends with respect to Municipal Bond Fund shares or Mellon National Municipal Money Market Fund shares held for six months or less, then any loss on the redemption or exchange of those shares will be disallowed to the extent of those exempt-interest dividends. In addition, (1) the Code may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments, (2) the portion of an exempt-interest dividend paid by a Municipal Bond Fund or Mellon National Municipal Money Market Fund that represents interest from private activity bonds may be taxable in the hands of a shareholder who is a "substantial user" of a facility financed by those bonds or a "related person" thereof (both as defined for Federal income tax purposes), and (3) some or all of a Municipal Bond Fund's or Mellon National Municipal Money Market Fund's dividends may be a Tax Preference Item, or a component of an adjustment item, for purposes of the Federal alternative minimum tax. Shareholders should consult their own tax advisers as to whether they (1) are, or are related to, substantial users of a facility (as so defined) or (2) are subject to the Federal alternative minimum tax or any applicable state alternative minimum tax.

      Dividends paid by a Municipal Bond Fund and Mellon National Municipal Money Market Fund derived from the interest income earned on any day are designated as tax-exempt in the same percentage of the day's dividend as the actual tax-exempt income bears to the total income earned that day. Thus, the percentage of the dividend designated as tax-exempt may vary from day to day. Similarly, dividends paid by a Municipal Bond Fund derived from interest income earned on a particular state's Municipal Obligations are designated as exempt from that state's taxation in the same percentage of the day's dividend as the actual interest on that state's Municipal Obligations bears to the total income earned that day.

      A Municipal Bond Fund and Mellon National Municipal Money Market Fund may invest in bonds that are purchased, ordinarily not on their original issue, with "market discount" (that is, generally at a price less than the principal amount of the bond or, in the case of a bond that was issued with original issue discount, a price less than the amount of the issue price plus accrued original issue discount) ("market discount bonds"). Gain on the disposition of a market discount bond (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. In lieu of that treatment, a Municipal Bond Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

      TAX CONSEQUENCES OF OTHER DISTRIBUTIONS. Dividends paid by a Fund derived from taxable investments, together with distributions from net realized short-term capital gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds (collectively "dividends"), are taxable to its U.S. shareholders as ordinary income to the extent of the Fund's earnings and profits, whether received in cash or reinvested in Fund shares. Distributions from a Fund's net capital gain for a taxable year (designated as such in a written notice mailed by the Fund to its shareholders after the close of that year) are taxable to its U.S. shareholders as long-term capital gains, regardless of how long they have held their Fund shares and whether those distributions are received in cash or reinvested in additional Fund shares. Dividends and other distributions also may be subject to state and local taxes.

      If a shareholder receives any capital gain distributions with respect to Fund shares held for six months or less, then any loss incurred on the redemption or exchange of those shares will be treated as a long-term capital loss to the extent of those capital gain distributions.

      Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the Fund pays the distributions during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

      The receipt of Fund distributions may affect a foreign corporate shareholder's Federal "branch profits" tax liability and a Subchapter S corporation shareholder's Federal "excess net passive income" tax liability. Shareholders should consult their own tax advisers as to whether they are subject to those taxes.

      Notice as to the tax status of your dividends and other distributions will be mailed to you annually. You also will receive periodic summaries of your account that will include information as to dividends and other distributions, if any, paid during the year.

      A Fund must withhold and remit to the U.S. Treasury 30% of taxable dividends, capital gain distributions and redemption proceeds, regardless of the extent to which gain or loss may be realized, payable to any individual or certain other non-corporate shareholder if the shareholder fails to certify that the "TIN" furnished to the Fund is correct ("backup withholding"). Backup withholding at that rate also is required from a Fund's dividends and capital gain distributions payable to such a shareholder if (1) the shareholder fails to certify that he or she has not received notice from the Internal Revenue Service ("IRS") that the shareholder is subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return or (2) the IRS notifies the Fund to institute backup withholding because the IRS determines that the shareholder's TIN is incorrect or the shareholder has failed to properly report such income. A TIN is either the Social Security number, IRS individual taxpayer identification number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner and may be claimed as a credit on the record owner's Federal income tax return.

      A portion of the dividends paid by a Domestic Equity Fund or Mellon Balanced Fund, whether received in cash or reinvested in additional Fund shares, may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by a Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the Federal alternative minimum tax.

      TAX CONSEQUENCES OF CERTAIN INVESTMENTS. Dividends and interest received by a Fund, and gains realized thereby, on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on those securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

      Gains from the sale or other disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and gains from options, futures and forward contracts (collectively, "Derivatives") derived by a Fund with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

      A Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to Federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain which the Fund likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax even if the QEF did not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

      A Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over a Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by the Fund for prior taxable years under the election. A Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

      Gains and losses realized from portfolio transactions ordinarily will be treated as capital gains and losses. However, a portion of the gains and losses from the disposition of foreign currencies and certain non-U.S.-dollar-denominated securities (including debt instruments, certain financial Derivatives and certain preferred stock) may be treated as ordinary income and losses under section 988 of the Code. In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income. Moreover, all or a portion of the gains realized from engaging in "conversion transactions" may be treated as ordinary income under section 1258 of the Code. "Conversion transactions" are defined to include certain Derivative and straddle transactions, transactions marketed or sold to produce capital gains and transactions described in Treasury regulations to be issued in the future.

      Under section 1256 of the Code, any gain or loss realized by a Fund from certain Derivatives will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise on exercise or lapse of those Derivatives as well as from closing transactions. In addition, any such Derivatives remaining unexercised at the end of a Fund's taxable year will be treated as sold for their then fair market value (i.e., "marked-to-market"), resulting in additional gain or loss to the Fund characterized in the manner described above.

      Offsetting positions held by a Fund involving certain Derivatives may constitute "straddles," which are defined to include offsetting positions in actively traded personal property. In certain circumstances, the Code sections that govern the tax treatment of straddles override or modify sections 988 and 1256 of the Code. As such, all or a portion of any capital gain from certain straddle transactions may be recharacterized as ordinary income. If a Fund were treated as entering into straddles by reason of its engaging in certain Derivatives transactions, those straddles would be characterized as "mixed straddles" if the Derivatives comprising a part of the straddles were governed by section 1256 of the Code. Each Fund may make one or more elections with respect to mixed straddles. Depending on which election is made, if any, the results to a Fund may differ. If no election is made, then to the extent the straddle and conversion transaction rules apply to positions established by a Fund, losses realized by it will be deferred to the extent of unrealized gain in the offsetting position. Moreover, as a result of those rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss and long-term capital gains may be treated as short-term capital gains or ordinary income.

      If a Fund has an "appreciated financial position" generally, an interest (including an interest through a Derivative or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract entered into by a Fund or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction by a Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

      Investment by a Fund in securities issued at a discount (for example, zero coupon securities) could, under special tax rules, affect the amount and timing of distributions to shareholders by causing the Fund to recognize income prior to the receipt of cash payments. For example, a Fund could be required to take into gross income annually a portion of the discount (or deemed discount) at which the securities were issued and to distribute that income to satisfy the Distribution Requirement and avoid the Excise Tax. In that case, the Fund may have to dispose of securities it might otherwise have continued to hold in order to generate cash to make the necessary distribution.

      STATE AND LOCAL TAXES. Depending on the extent of a Fund's activities in states and localities in which it is deemed to be conducting business, it may be subject to the tax laws thereof. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes to them.

      FOREIGN SHAREHOLDERS - U.S. FEDERAL INCOME TAXATION. U.S. Federal income taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder") depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder, as discussed generally below. Special U.S. Federal income tax rules that differ from those described below may apply to certain foreign persons who invest in a Fund, such as a foreign shareholder entitled to claim the benefits of an applicable tax treaty. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

      FOREIGN SHAREHOLDERS - DIVIDENDS. Dividends (other than exempt-interest dividends) distributed to a foreign shareholder whose ownership of Fund shares is not effectively connected with a U.S. trade or business carried on by the foreign shareholder ("effectively connected") generally will be subject to a U.S. Federal withholding tax of 30% (or lower treaty rate). If a foreign shareholder's ownership of Fund shares is effectively connected, however, then distributions to that shareholder will not be subject to such withholding and instead will be subject to U.S. Federal income tax at the graduated rates applicable to U.S. citizens and domestic corporations, as the case may be. Foreign shareholders also may be subject to the Federal branch profits tax.

      Capital gains realized by foreign shareholders on the sale of Fund shares and capital gain distributions to them generally will not be subject to U.S. Federal income tax unless the foreign shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year. In the case of certain foreign shareholders, the Fund may be required to withhold U.S. Federal income tax at a rate of 30% of capital gain distributions and of the gross proceeds from a redemption of Fund shares unless the shareholder furnishes the Fund with a certificate regarding the shareholder's foreign status.

      Distributions paid by the Funds to a non-resident foreign investor, as well as the proceeds of any redemptions by such an investor, regardless of the extent to which gain or loss may be realized, generally are not subject to U.S. withholding tax. However, those distributions may be subject to backup withholding, unless the foreign investor certifies his or her non-U.S. residency status.

      FOREIGN SHAREHOLDERS - ESTATE TAX. Foreign individuals generally are subject to U.S. Federal estate tax on their U.S. situs property, such as Fund shares, that they own at the time of their death. Certain credits against that tax and relief under applicable tax treaties may be available.

                                      * * *

      The foregoing is only a summary of certain tax considerations generally affecting the Funds and their shareholders, and is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situations.

                             PORTFOLIO TRANSACTIONS

      All portfolio transactions of a Fund are placed on behalf of each Fund by the Investment Adviser. Debt securities purchased and sold by a Fund are generally traded on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer (the securities firm or bank dealing with a Fund) makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. Other portfolio transactions may be executed through brokers acting as agent. Each Fund will pay a spread or commissions in connection with such transactions.
The Investment Adviser uses its best efforts to obtain execution of portfolio transactions at prices which are advantageous to each Fund and at spreads and commission rates, if any, which are reasonable in relation to the benefits received. The Investment Adviser also places transactions for other accounts that it provides with investment advice.

      Brokers and dealers involved in the execution of portfolio transactions on behalf of a Fund are selected on the basis of their professional capability and the value and quality of their services. In selecting brokers or dealers, the Investment Adviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any spreads (or commissions, if any). The Investment Adviser may use research services of and place brokerage transactions with broker-dealers affiliated with it or Mellon Bank if the commissions are reasonable, fair and comparable to commissions charged by non-affiliated brokerage firms for similar services. Any spread, commission, fee or other remuneration paid to an affiliated broker-dealer is paid pursuant to the Trust's procedures adopted in accordance with Rule 17e-1 under the 1940 Act.

      Brokers or dealers may be selected who provide brokerage and/or research services to a Fund and/or other accounts over which the Investment Adviser or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).

      The receipt of research services from broker-dealers may be useful to the Investment Adviser in rendering investment management services to a Fund and/or its other clients; and, conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of other clients of the Investment Adviser may be useful to the Investment Adviser in carrying out its obligations to the Fund. The receipt of such research services does not reduce the normal independent research activities of the Investment Adviser; however, it enables it to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

      The Funds will not purchase Municipal Obligations during the existence of any underwriting or selling group relating thereto of which an affiliate is a member, except to the extent permitted by the SEC. Under certain circumstances, the Funds may be at a disadvantage because of this limitation in comparison with other investment companies which have a similar investment objective but are not subject to such limitations.

      Although the Investment Adviser manages other accounts in addition to the Funds, investment decisions for the Funds are made independently from decisions made for these other accounts. It sometimes happens that the same security is held by more than one of the accounts managed by the Investment Adviser. Simultaneous transactions may occur when several accounts are managed by the same Investment Adviser, particularly when the same investment instrument is suitable for the investment objective of more than one account.

      When more than one account is simultaneously engaged in the purchase or sale of the same investment instrument, the prices and amounts are allocated in accordance with a formula considered by the Investment Adviser to be equitable to each account. In some cases this system could have a detrimental effect on the price or volume of the investment instrument as far as the Funds are concerned. In other cases, however, the ability of the Funds to participate in volume transactions will produce better executions for the Funds. While the Trustees will continue to review simultaneous transactions, it is their present opinion that the desirability of retaining the Investment Adviser as investment manager to the Funds outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

      PORTFOLIO TURNOVER. While securities are purchased for a Fund on the basis of potential for obtaining the Fund's specific objective and not for short-term trading profits, a Fund's portfolio turnover rate may exceed 100%.
A portfolio turnover rate of 100% would occur, for example, if all the securities held by a Fund were replaced once in a period of one year. A higher rate of portfolio turnover involves correspondingly greater transaction costs and other expenses that must be borne directly by the Funds and, thus, indirectly by their shareholders. In addition, a higher rate of portfolio turnover may result in the realization of larger amounts of short-term and/or long-term capital gains that, when distributed to the Fund's shareholders, are taxable to them at the then current rate. Nevertheless, securities transactions for the Funds will be based only upon investment considerations and will not be limited by any other considerations when the Investment Adviser deems its appropriate to make changes in the Funds' assets. The portfolio turnover rate for a Fund is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases and sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the Fund during the year. Portfolio turnover may vary from year to year as well as within a year.

      BROKERAGE TRANSACTIONS. For the fiscal periods ended August 31, 2001 and 2002 (except as indicated), the amounts paid by the indicated Funds for brokerage commissions and concessions on principal transactions, none of which were paid to the Distributor, were as follows:

                                                BROKERAGE COMMISSIONS PAID

FUNDS                                      20011                        2002

Mellon Large Cap Stock Fund                $2,595,659           $2,463,884
Mellon Income Stock Fund                   $  804,168           $  672,052
Mellon Mid Cap Stock Fund                  $1,097,661           $2,281,940
Mellon Small Cap Stock Fund                  $406,807           $1,162,820
Mellon International Fund                    $685,444           $  692,150
Mellon Emerging Markets Fund                 $326,732           $  658,988
Mellon Balanced Fund                         $236,776           $  269,861
___________________________________
1 From October 2, 2000 (commencement of operations) through August 31, 2001.


                                            CONCESSIONS ON PRINCIPAL
                                                  TRANSACTIONS

FUNDS                                       20011               2002

Mellon Large Cap Stock Fund                 $214,044                -0-
Mellon Income Stock Fund                         -0-                -0-
Mellon Mid Cap Stock Fund                   $206,630           $295,960
Mellon Small Cap Stock Fund                 $ 38,474           $105,953
Mellon International Fund                        -0-           $
                                                                  5,596
Mellon Emerging Markets Fund                     -0-                -0-
Mellon Balanced Fund                         $16,296                -0-
__________________________________
1 From October 2, 2000 (commencement of operations) through August 31, 2001.

       IPO ALLOCATIONS. (Mellon Large Cap Stock Fund, Mellon Income Stock Fund, Mellon Mid Cap Stock Fund and Mellon Small Cap Stock Fund only.) Under Mellon Bank's IPO allocation procedures, all portfolio managers seeking to participate in an IPO indicate their interest in the IPO, in writing, to the Trading Room at least 24 hours prior to the pricing of a deal.

      Portfolio managers may specify by account the minimum number of shares deemed to be an adequate allocation. Portfolio managers may not decline any allocation in excess of the minimum number of shares specified on the ground that too few shares are available, and will not receive an allocation of fewer than the minimum number of shares specified. De minimis adjustments may result in larger accounts participating in IPOs to a lesser extent than smaller accounts.

      Based on the indications of interest received by the portfolio managers, the Trading Room prepares an IPO Allocation Worksheet indicating an appropriate order size for each account, taking into consideration (i) the number of shares requested for each account; (ii) the relative size of each account; (iii) each account's investment objectives, style and portfolio composition, and (iv) any other factors that may lawfully be considered in allocating IPO shares among accounts.

      If there are insufficient securities to satisfy all orders as reflected on the IPO Allocation Worksheet, the Investment Advisers' allocation generally will be distributed among participating accounts pro rata on the basis of each account's order size. Any deviation from pro rata will be explained in writing on the IPO Allocation Worksheet and approved by the manager of equity trading.

      SOFT DOLLARS. Subject to the policy of seeking the best combination of price and execution, a Fund may execute transactions with brokerage firms that provide, along with brokerage services, research services and products, as defined in Section 28(e) of the Securities Exchange Act of 1934. Section 28(e) provides a "safe harbor" to investment managers who use commission dollars of their advised accounts to obtain investment research and brokerage services and products. These arrangements are often called "soft dollar arrangements". Research and brokerage services and products that provide lawful and appropriate assistance to the manager in performing investment decision-making responsibilities fall within the safe harbor.

      The services and products provided under these arrangements permit Dreyfus and its applicable affiliate to supplement their own research and analysis activities, and provide them with information from individuals and research staffs of many securities firms. For this purpose, the "applicable affiliate" is Mellon Bank in the case of the Domestic Equity Funds and the equity portion of Mellon Balanced Fund, The Boston Company Asset Management in the case of the International Equity Funds, and Boston Safe in the case of the Taxable Bond Funds and the fixed income portion of Mellon Balanced Fund.

      Some of the research products or services received by Dreyfus and its applicable affiliate may have both a research function and a non-research administrative function (a "mixed use"). If Dreyfus or its applicable affiliate determines that any research product or service has a mixed use, Dreyfus or its applicable affiliate will allocate in good faith the cost of such service or product accordingly. The portion of the product or service that is determined to assist in the investment decision-making process may be paid for in soft dollars. The non-research portion is paid for by Dreyfus or its applicable affiliate in hard dollars. Any such allocation may create a conflict of interest for Dreyfus or its applicable affiliate.

      Dreyfus and its applicable affiliate generally consider the amount and nature of research, execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and each attempts to allocate a portion of the brokerage business of its clients on the basis of that consideration. Neither the research services nor the amount of brokerage given to a particular brokerage firm are made pursuant to any agreement or commitment with any of the selected firms that would bind Dreyfus or its applicable affiliate to compensate the selected brokerage firm for research provided. Dreyfus and its applicable affiliate endeavor to direct sufficient commissions to broker/dealers that have provided them with research to ensure continued receipt of research they believe is useful. Actual brokerage commissions received by a broker/dealer may be more or less than the suggested allocations.

      Dreyfus or its applicable affiliate may receive a benefit from the research services and products that is not passed on to a Fund in the form of a direct monetary benefit. Further, research services and products may be useful to Dreyfus or its applicable affiliate in providing investment advice to any of the funds or clients they advise. Likewise, information made available to Dreyfus or its applicable affiliate from brokerage firms effecting securities transactions for the Funds may be utilized on behalf of another fund or client. Thus, there may be no correlation between the amount of brokerage commissions generated by the Funds and the indirect benefits received by the Funds.

      For the fiscal year ended August 31, 2002, the aggregate amount of transactions for each Fund (other than Mellon Massachusetts Intermediate Municipal Bond Fund, Mellon Money Market Fund and Mellon National Municipal Money Market Fund, which had not commenced operations as of August 31, 2002) in securities effected on an agency basis through a broker for, among other things, research services, and the commissions and concessions related to such transactions were as follows:

                                              Transaction      Commissions and
FUNDS                                         AMOUNT           CONCESSIONS
                                                 ($)               ($)

Mellon Large Cap Stock Fund                   87,332,971.54      127,391.48
Mellon Income Stock Fund                      29,068,572.96       40,897.68
Mellon Mid Cap Stock Fund                     61,528,840.00      137,211.60
Mellon Small Cap Stock Fund                    7,932,454.52       17,225.64
Mellon International Fund                      5,998,036.10       13,311.00
Mellon Emerging Markets Fund                   8,526,454.79       25,673.00
Mellon Bond Fund                              10,364,873.31        9,806.25
Mellon Intermediate Bond Fund                  3,877,781.25        3,937.50
Mellon Short-Term U. S.                        2,636,506.94        1,171.88
    Government Securities Fund
Mellon National Intermediate Municipal Bond         -0-                -
Fund
Mellon National Short-Term                          -0-                -
    Municipal Bond Fund
Mellon Pennsylvania Intermediate                    -0-                -
    Municipal Bond Fund
Mellon Balanced Fund                          6,830,983.30         5,688.00

      REGULAR BROKER-DEALERS. A Fund may execute transactions with one or more of its "regular brokers or dealers," as defined in Rule 10b-1 under the 1940 Act. Rule 10b-1 provides that a "regular broker or dealer" is one of the ten brokers or dealers that, during the Fund's most recent fiscal year (i) received the greatest dollar amount of brokerage commissions from participating, either directly or indirectly, in the Fund's portfolio transactions, (ii) engaged as principal in the largest dollar amount of the Fund's portfolio transactions or
(iii) sold the largest dollar amount of the Fund's securities. The following is a list of each Fund that acquired securities of its regular brokers or dealers for the fiscal year ended August 31, 2002, the issuer of the securities and the aggregate value per issuer, as of August 31, 2002, of such securities:

      Mellon Large Cap Stock Fund - Bear, Stearns & Co., Inc., $5,205,000, Goldman, Sachs & Co., $5,846,000, Lehman Brothers, Inc., $7,244,000, Morgan Stanley Dean Witter & Co., $3,576,000 and Salomon Smith Barney, Inc., $2,070,000; Mellon Income Stock Fund - U.S. Bancorp Pipper Jaffray, Inc., $4,628,000, Bear, Stearns & Co., Inc., - $1,502,000, Lehman Brothers, Inc., - $2,601,000, Morgan Stanley Dean Witter & Co., - $2,426,000 and Salomon Smith Barney, Inc., - $2,185,000; Mellon Mid Cap Stock Fund - Salomon Smith Barney, Inc., $2,167,000; Mellon Small Cap Stock Fund - Salomon Smith Barney, Inc., $9,380,000; Mellon International Fund - Bear, Stearns & Co., Inc., $22,600,000; Mellon Emerging Markets Fund - Bear, Stearns & Co., $6,400,000; Mellon Balanced Fund - Bear, Stearns & Co., Inc., $550,000, Goldman, Sachs & Co., Inc., $618,000, Lehman Brothers, Inc., $770,000, Morgan Stanley Dean Witter & Co., $380,000 and Salomon Smith Barney, Inc., $11,620,000; Mellon Bond Fund - Lehman Brothers, Inc., $4,422,000 and J.P. Morgan Chase & Co., $16,462,000; Mellon Intermediate Bond Fund - Lehman Brothers, Inc., $2,422,000, Bear Stearns & Co., Inc., $1,208,000, J.P. Morgan Chase & Co., $1,860,000, Morgan Stanley Dean Witter & Co., $1,953,000, Banc One Capital Markets, Inc., - $3,437,000, Goldman, Sachs & Co., - $3,326,000 and Salomon Smith Barney, Inc., $16,212,000 and Mellon Short-Term U.S. Government Securities Fund - Salomon Smith Barney, Inc. $3,513,000.


                             PERFORMANCE INFORMATION

     The following information supplements and should be read in conjunction with the section of the relevant Class M and Investor Class Prospectus and Dreyfus Premier Class Prospectus entitled "Past Performance" for each Fund. Past performance is no guarantee of future results.

       Before Mellon Massachusetts Intermediate Municipal Bond Fund commenced operations, substantially all of the assets of the Premier Massachusetts Fund were transferred to the Fund in a tax-free reorganization. Because Mellon Massachusetts Intermediate Municipal Bond Fund had not commenced operations as of August 31, 2002, it does not have its own performance record. All performance information presented for that Fund represents the performance of the Premier Massachusetts Fund. Because Mellon Money Market Fund and Mellon National Municipal Money Market Fund had not commenced operations as of August 31, 2002, no performance information is provided for those Funds in this SAI. Performance information also is not provided for the Dreyfus Premier Class Funds, with respect to Dreyfus Premier shares, because none of the Funds had offered its Dreyfus Premier shares for sale to investors as of August 31, 2002.

      The average annual total return for the periods indicated ended August 31, 2002 for Class M shares and Investor shares of the indicated Funds was as follows:

                                         Average Annual      Average Annual
                                          Total Return        Total Return
NAME OF FUND/CLASS                          One Year         Since Inception

Mellon Large Cap Stock Fund
   Class M shares                      -16.47%               - 20.93%(1)
   Investor shares                     -16.65%               - 18.28%(2)
Mellon Income Stock Fund
   Class M shares                      -14.94%                -15.68%(1)
   Investor shares                     -15.15%                -15.18%(2)
Mellon Mid Cap Stock Fund
   Class M shares                      -11.21%                -11.28%(1)
   Investor shares                     -11.44%                -11.02%(2)
   Dreyfus Premier shares3               N/A                    N/A
Mellon Small Cap Stock Fund
   Class M shares                      -8.67%                  -6.70%(1)
   Investor shares                     -9.02%                  -7.75%(2)
Mellon International Fund
   Class M shares                      -7.39%                  -5.63%(1)
   Investor shares                     -5.95%                  -4.62%(2)
Mellon Emerging Markets Fund
   Class M shares                      8.48%                    1.77%(1)
   Investor shares                     8.26%                    5.28%(2)
Mellon Bond Fund
   Class M shares                      5.11%                    8.43%(1)
   Investor shares                     4.73%                    6.45%(2)
Mellon Intermediate Bond Fund
   Class M shares                      6.09%                    8.57%(1)
   Investor shares                     6.05%                    7.42%(2)
Mellon Short-Term U.S. Government
Securities Fund
   Class M shares                      5.87%                    7.37%(1)
   Investor shares                     5.28%                    5.80%(2)
Mellon National Intermediate
Municipal Bond Fund
   Class M shares                      5.16%                    8.03%(1)
   Investor shares                     4.98%                    7.14%(2)
   Dreyfus Premier shares3               N/A                     N/A
Mellon National Short-Term Municipal
Bond Fund
   Class M shares                      4.43%                    6.07 %(1)
   Investor shares                     4.16%                    4.98%(2)
Mellon Pennsylvania Intermediate
Municipal Bond Fund
   Class M shares                      5.03%                    7.60%(1)
   Investor shares                     4.69%                    6.46%(2)
Mellon Balanced Fund
   Class M shares                     -5.70%                   -6.31%(1)
   Investor shares                    -5.91%                   -5.94%(2)
___________________
(1)  From October 2, 2000 (commencement of operations) through August 31, 2002.
(2) From July 11, 2001 (date the Fund began offering Investor shares ) through August 31, 2002.
(3) The Fund was not offering Dreyfus Premier shares for sale to investors as of August 31, 2002.

      Total return for the periods indicated ended August 31, 2002, for Class M shares and Investor shares of the indicated Funds was as follows:


                                               Total Return
NAME OF FUND/CLASS                             SINCE INCEPTION

Mellon Large Cap Stock Fund
   Class M shares                              -36.14%(1)
   Investor shares                             -20.56%(2)
Mellon Income Stock Fund
   Class M shares                              -27.80%(1)
   Investor shares                             -17.12%(2)
Mellon Mid Cap Stock Fund
   Class M shares                              -20.44%(1)
   Investor shares                             -12.46%(2)
   Dreyfus Premier shares3                        N/A
Mellon Small Cap Stock Fund
   Class M shares                              -12.40%(1)
   Investor shares                              -8.79%(2)
Mellon International Fund
   Class M shares                              -10.48%(1)
   Investor shares                              -5.25%(2)
Mellon Emerging Markets Fund
   Class M shares                                3.41%(1)
   Investor shares                               6.04%(2)
Mellon Bond Fund
   Class M shares                               16.72%(1)
   Investor shares                               7.39%(2)
Mellon Intermediate Bond Fund
   Class M shares                               17.01%(1)
   Investor shares                               8.50%(2)
Mellon Short-Term U.S. Government Securities
Fund
   Class M shares                               14.56%(1)
   Investor shares                               6.64%(2)
Mellon National Intermediate Municipal Bond
Fund
   Class M shares                               15.89%(1)
   Investor shares                               8.18%(2)
   Dreyfus Premier shares3                        N/A
Mellon National Short-Term Municipal Bond Fund
   Class M shares                               11.90%(1)
   Investor shares                               5.70%(2)
Mellon Pennsylvania Intermediate Term
Municipal
Bond Fund
   Class M shares                               15.01%(1)
   Investor shares                               7.39%(2)
Mellon Balanced Fund
   Class M shares                              -11.71%(1)
   Investor shares                              -6.74%(2)
___________________
(1)  From October 2, 2000 (commencement of operations) through August 31, 2002.
(2) From July 11, 2001 (date the Fund began offering Investor shares ) through August 31, 2002.
(3) The Fund was not offering Dreyfus Premier shares for sale to investors as of August 31, 2002.

       The average annual total return and total return for Class M shares, Investor shares and Dreyfus Premier shares of Mellon Massachusetts Intermediate Municipal Bond Fund, which represent the performance of the Class R, Class A and Class B shares, respectively, of the Premier Massachusetts Fund for its fiscal year ended August 31, 2002 for the periods indicated were as follows:


                                                            Average Annual
MELLON MASSACHUSETTS        Average Annual   Average        Total Return
INTERMEDIATE MUNICIPAL      Total Return     Annual Total   for 10 Years or     Total Return
  BOND FUND1                1 Year           Return         Since Inception     Since Inception
                                             5 Years
                             (%)            (%)             (%)                     (%)

CLASS M SHARES2             5.45            5.57            5.65(2)
INVESTOR SHARES3            2.04            4.67            5.24                212.79 (giving
                                                                                effect to the
                                                                                applicable sales
                                                                                load)
                                                                                222.48 (without
                                                                                giving effect to
                                                                                the applicable
                                                                                sales load)
DREYFUS PREMIER             1.67            4.61            5.58                51.79
shares4
__________________
1    Mellon Massachusetts Intermediate Municipal Bond Fund has a fiscal year end of August 31st. Premier Massachusetts Fund changed its fiscal year end to
     August 31st.
2    Reflects the performance of Class R shares of the Premier Massachusetts
     Fund for the applicable period from February 1, 1993 (inception of Class R)
     through August 31, 2002.
3    Reflects the performance of Class A shares of the Premier Massachusetts
     Fund for the applicable period from September 24, 1985 (inception of Class
     A) through August 31, 2002. The average annual total return figures shown assume that the maximum sales load has been deducted from an investor's initial investment in such Class A shares at the time of purchase. The total return figures shown assume that the maximum sales load has been deducted from an investor's initial investment in such Class A shares at the time of purchase and that no sales load has been deducted from an investor's initial investment in such Class A shares at the time of purchase, respectively.
4    Reflects the performance of Class B shares of the Premier Massachusetts
     Fund for the applicable period from December 28, 1994 (inception of Class
     B) through August 31, 2002. The average annual total return figures shown assume that the maximum applicable CDSC has been paid upon an investor's redemption of such Class B shares at the end of the period.


Performance for each share class will vary due to differences in expenses.

       As explained in the Class M and Investor Class Prospectus with respect to Mellon Large Cap Stock Fund, Mellon Income Stock Fund, Mellon Mid Cap Stock Fund, Mellon Small Cap Stock Fund, Mellon International Fund, Mellon Bond Fund, Mellon Intermediate Bond Fund, Mellon Short-Term U.S. Government Securities Fund, Mellon National Intermediate Municipal Bond Fund and Mellon Pennsylvania Intermediate Municipal Bond Fund, before each such Fund commenced operations, substantially all of the assets of one or more predecessor common trust funds
(CTFs) that, in all material respects (except as described in the Class M and Investor Class Prospectus), had the same investment objective, policies, guidelines and restrictions as the corresponding Fund were transferred to the Fund. The performance of the Class M shares of each of those Funds, other than Mellon Large Cap Stock Fund, Mellon Income Stock Fund and Mellon Mid Cap Stock Fund, represents the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the corresponding Fund's expenses incurred for its most recent fiscal year (net of any applicable expense waiver/reimbursement by Mellon Bank), and the performance of the Funds' Class M shares thereafter. The performance of the Class M shares of Mellon Large Cap Stock Fund, Mellon Income Stock Fund and Mellon Mid Cap Stock Fund represents the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the corresponding Fund's expenses as they were estimated prior to the conversion of the CTF into the corresponding Fund, and the performance of the Funds' Class M shares thereafter.

     Average annual total returns for Class M shares of the indicated Funds for the periods ended August 31, 2002 were as follows:

                                 Average      Average       Average
                              Annual Total     Annual     Annual Total
                               Return for      Total     Return for 10
FUNDS                            1 Year      Return for     Years or   Inception
                                              5 Years        Since        Date
                                                           Inception
                                   (%)          (%)           (%)

Mellon Large Cap Stock Fund1    -16.47        1.01            10.34     1/1/85
Mellon Income Stock Fund1       -14.94        0.85             9.61     1/1/85
Mellon Mid Cap Stock Fund1      -11.21       -0.08            10.36     1/1/85
Mellon Small Cap Stock Fund1     -8.67        N/A              2.57     1/1/98
Mellon International Fund1       -7.39        N/A             -1.10     7/15/98
Mellon Emerging Markets Fund      8.48        N/A              1.77     10/2/00
Mellon Bond Fund1                 5.11        6.68             6.83     1/1/87
Mellon Intermediate Bond          6.09        6.37             6.06     1/1/87
Fund1
Mellon Short-Term U.S.                                                  1/1/87
   Government Securities          5.87        6.06             5.52
Fund1
Mellon National Intermediate                                            1/1/87
   Municipal Bond Fund1           5.16        5.87             5.89
Mellon National Short-Term                                     6.87     10/2/00
   Municipal Bond Fund            4.43        N/A
Mellon Pennsylvania                                                     1/1/87
Intermediate
   Municipal Bond Fund1           5.03        5.42            -6.31
Mellon Balanced Fund             -5.70        N/A                       10/2/00
_______________________
1  Reflects the performance of the Fund's predecessor CTF through 10/1/00.

       Average annual total return is calculated by determining the ending redeemable value of an investment purchased at net asset value (maximum offering price, in the case of Class A shares of the Premier Massachusetts
Fund) per share with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and other distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result. The average annual total return figures for a class calculated in accordance with such formula assume that, in the case of Class A shares of the Premier Massachusetts Fund, the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase or, in the case of Dreyfus Premier shares, the maximum applicable CDSC has been paid upon redemption at the end of the period.

       Total return is calculated by subtracting the NAV (maximum offering price, in the case of Class A shares of the Premier Massachusetts Fund) of a Fund share at the beginning of a stated period from the NAV (maximum offering price, in the case of Class A shares of the Premier Massachusetts Fund) at the end of the period (after giving effect to the reinvestment of dividends and other distributions during the period and any applicable CDSC), and dividing the result by the NAV (maximum offering price, in the case of Class A shares of the Premier Massachusetts Fund) at the beginning of the period. Total return also may be calculated based on the NAV of a Fund share at the beginning of the period, for Class A shares of the Premier Massachusetts Fund, or without giving effect to any applicable CDSC at the end of the period, for Dreyfus Premier shares. In such cases, the calculation would not reflect the deduction of the sales load with respect to such Class A shares or any applicable CDSC with respect to Dreyfus Premier shares, which, if reflected, would reduce the performance quoted.

      The current yield (expressed as a percentage) for the 30-day period ended August 31, 2002 for Class M shares and Investor shares of the Taxable Bond Funds and the Municipal Bond Funds, other than Mellon Massachusetts Intermediate Municipal Bond Fund, and for Class M shares, Investor shares and Dreyfus Premier shares of Mellon Massachusetts Intermediate Municipal Bond Fund for the 30-day period ended August 31, 2002, was as follows:


                                                 Current         Net of
TAXABLE BOND FUNDS                               Yield (%)       Absorbed
                                                                 Expenses1 (%)
Mellon Bond Fund
    Class M shares                               4.77                4.76
    Investor shares                              4.50                4.49
Mellon Intermediate Bond Fund
    Class M shares                               3.67                3.65
    Investor shares                              3.39                3.37
Mellon Short-Term U.S. Government Securities
Fund
    Class M shares                               2.26                2.23
    Investor shares                              1.71                1.68
_______________________
1 This column sets forth the current yield had certain expenses for the indicated Funds not been absorbed.


                                                   Current         Net of
MUNICIPAL BOND FUNDS                               Yield (%)       Absorbed
                                                                   Expenses1 (%)

Mellon National Intermediate Municipal Bond Fund
    Class M shares                                 3.00                 2.99
    Investor shares                                2.73                 2.72
Mellon National Short-Term Municipal Bond Fund
    Class M shares                                 1.79                 1.76
    Investor shares                                1.51                 1.48
Mellon Pennsylvania Intermediate Municipal Bond
Fund
    Class M shares                                 2.87                  -
    Investor shares                                2.63                  -
Mellon Massachusetts Intermediate Municipal Bond
Fund
    Class M shares2, 5                             2.94                  -
    Investor shares3, 5                            2.62                  -
    Dreyfus Premier shares4, 5                     2.23                  -
_____________________
1 This column sets forth the current yield had certain expenses for the indicated Funds not been absorbed.
2    Reflects the performance of Class R shares of the Premier Massachusetts
     Fund.
3    Reflects the performance of Class A shares of the Premier Massachusetts
     Fund.
4    Reflects the performance of Class B shares of the Premier Massachusetts
     Fund.
5 Mellon Massachusetts Intermediate Municipal Bond Fund has a fiscal year end of August 31st. Premier Massachusetts Fund changed its fiscal year end to August 31st.

       The tax equivalent yield (expressed as a percentage) for the 30-day period ended August 31, 2002 for Class M shares and Investor shares of the Municipal Bond Funds, other than Mellon Massachusetts Intermediate Municipal Bond Fund, and for Class M shares, Investor shares and Dreyfus Premier shares of Mellon Massachusetts Intermediate Municipal Bond Fund for the 30-day period ended August 31, 2002, was as follows:


                                                              Tax         Net
                                                   Tax        Equivalent  Absorbed
MUNICIPAL BOND FUNDS                               RATE       YIELD       EXPENSES1
                                                   (%)           (%)         (%)
Mellon National Intermediate Municipal Bond Fund
    Class M shares                                 38.60      4.89        4.87
    Investor shares                                38.60      4.45        4.43
Mellon National Short-Term Municipal Bond Fund
    Class M shares                                 38.60      2.92        2.87
    Investor shares                                38.60      2.46        2.41
Mellon Pennsylvania Intermediate Municipal Bond
Fund2
   Class M shares                                  40.32      4.81           -
   Investor shares                                 40.32      4.41           -
Mellon Massachusetts Intermediate Municipal Bond
Fund3
   Class M shares4, 7                              41.85      5.06           -
   Investor shares5, 7                             41.85      4.51           -
   Dreyfus Premier shares6, 7                      41.85      3.83           -
_______________________
1    This column sets forth the tax equivalent yield had certain expenses for the indicated Fund not been absorbed.
2    Example assumes a Federal marginal tax rate of 38.60% and a Pennsylvania marginal tax rate of 2.80% (combined effective rate of 40.32%).
3    Example assumes a Federal marginal tax rate of 38.60% and a Massachusetts marginal tax rate of 5.30% (combined effective rate of 41.85%).
4    Reflects the performance of Class R shares of the Premier Massachusetts
     Fund.
5    Reflects the performance of Class A shares of the Premier Massachusetts
     Fund.
6    Reflects the performance of Class B shares of the Premier Massachusetts
     Fund.
7    Mellon Massachusetts Intermediate Municipal Bond Fund has a fiscal year end of August 31st. Premier Massachusetts Fund changed its fiscal year end to
     August 31st.


      As Mellon Money Market Fund and Mellon National Municipal Money Market Fund had not commenced operations as of August 31, 2002, no yield information is provided for those Funds as of such date.

      Yields are computed by using standardized methods of calculation required by the SEC. Yields are calculated by dividing the net investment income per share earned during a 30-day (or one-month) period by the maximum offering price per share on the last day of the period, according to the following formula:

                            YIELD = 2[(A-B +1)6 -1]

                                         cd
      Where:    a = dividends and interest earned during the period;
                b = expenses accrued for the period (net of reimbursements); c = average daily number of shares outstanding during the period that
                   were entitled to receive dividends; and
                d = maximum offering price per share on the last day of the period.

      Yield information may be useful in reviewing a Fund's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Funds' portfolios, portfolio maturity, operating expenses and market conditions. The Funds' yields and total returns will also be affected if the Investment Adviser, Mellon Bank, or an affiliate waives any portion of otherwise applicable fees.

      A Fund's net investment income may change in response to fluctuations in interest rates and the expenses of the Fund. Consequently, any given performance quotation should not be considered as representative of a Fund's performance for any specified period in the future.

      For the purpose of determining the interest earned on debt obligations that were purchased by a Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

      A Fund's equivalent taxable yield is computed by dividing that portion of the Fund's yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the Fund's yield that is not tax-exempt.

     The tax equivalent yield noted above represents the application of the highest marginal personal tax rates currently in effect. For Federal personal income tax purposes, a 39.10% tax rate has been used. The tax equivalent figure, however, does not include the potential effect of any local (including, but not limited to, county, district or city) taxes, including applicable surcharges. In addition, there may be pending legislation which could affect such stated tax rates or yields. Each investor should consult its tax adviser, and consider its own factual circumstances and applicable tax laws, in order to ascertain the relevant tax equivalent yield.

      Investors should recognize that in periods of declining interest rates a Fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite can be expected to occur.

      Performance information for a Fund may be compared in reports and promotional literature to indexes including, but not limited to: (i) the S&P 500; (ii) the Russell 1000 Value Index; (iii) the S&P MidCap 400; (iv) S&P SmallCap 600; (v) Lehman Brothers Aggregate Bond Index; (vi) Lehman Brothers Intermediate Government/Corporate Bond Index; (vii) Lehman 1-3 Year U.S. Government Index; (viii) Lehman Brothers 7-Year Municipal Bond Index; (ix) the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East
(EAFE) Index; (x) the Morgan Stanley Capital International Emerging Markets
(Free) Index or other appropriate unmanaged domestic or foreign indices of performance of various types of investments so that investors may compare a Fund's results with those of indices widely regarded by investors as representative of the securities markets in general; (xi) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; (xii) the Consumer Price Index (a measure of inflation) to assess the real rate of return from an investment in the respective Fund; and (xiii) products managed by a universe of money managers with similar country allocation and performance objectives. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions or administrative and management costs and expenses. From time to time, advertising materials for a Fund may refer to Morningstar ratings and related analyses supporting the rating.

      Performance rankings as reported in CHANGING TIMES, BUSINESS WEEK, INSTITUTIONAL INVESTOR, THE WALL STREET JOURNAL, MUTUAL FUND FORECASTER, NO LOAD INVESTOR, MONEY MAGAZINE, MORNINGSTAR MUTUAL FUND VALUES, U.S. NEWS AND WORLD REPORT, FORBES, FORTUNE, BARRON'S, FINANCIAL PLANNING, FINANCIAL PLANNING ON WALL STREET, CERTIFIED FINANCIAL PLANNER TODAY, INVESTMENT ADVISOR, KIPLINGER'S, SMART MONEY and similar publications may also be used in comparing a Fund's performance. Furthermore, a Fund may quote its yields in advertisements or in shareholder reports. Advertisements for Mellon Mid Cap Stock Fund and Mellon Small Cap Stock Fund also may discuss the potential benefits and risks of small- and mid-cap investing.

      From time to time, comparative performance information may be used in advertising or marketing the Money Market Funds' shares, including data from Lipper Analytical Services, Inc., Bank Rate MonitorTM, iMoneyNet, Inc.'s Money Fund ReportTM, Morningstar, Inc. and other industry publications.

      From time to time, advertising material for a Fund may also include: (i) biographical information relating to its portfolio manager and may refer to, or include commentary by the portfolio manager relating to investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors; (ii) information concerning retirement and investing for retirement, including statistical data or general discussions about the growth and development of the Investment Adviser and its affiliates (including in terms of new customers, assets under management and market share) and their presence in the defined contribution plan market; (iii) the approximate number of then current Fund shareholders; and (iv) references to a Fund's quantitative, disciplined approach to stock market investing and the number of stocks analyzed by the Investment Adviser.

      From time to time, advertising materials may refer to studies performed by Dreyfus or its affiliates, such as "The Dreyfus Tax Informed Investing Study" or "The Dreyfus Gender Investment Comparison Study (1996-1997)" or other such studies.

      From time to time, a Fund may use hypothetical tax equivalent yields or charts in its advertising. These hypothetical yields or charts will be used for illustrative purposes only and are not indicative of a Fund's past or future performance.

      In early 1974, Dreyfus commenced offering one of the first money market funds to be widely offered on a retail basis, Dreyfus Liquid Assets, Inc. Money market mutual funds have subsequently grown into over a one trillion dollar industry. As of December 9, 2002, Dreyfus managed approximately $132.9 billion in money market fund assets, including approximately $115 billion in money market funds designed for institutional investors.


                      INFORMATION ABOUT THE TRUST AND FUNDS

      Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares have equal rights in liquidation. Fund shares have a par value of $.001 per share, have no preemptive or subscription rights, and are freely transferable.

      The Trust is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio, or, where matters affect different classes of a portfolio differently, by class. The Trustees have authority to create an unlimited number of shares of beneficial interest, par value $.001 per share, in separate series. The Trustees have authority to create additional series at any time in the future without shareholder approval.

      On each matter submitted to a vote of the shareholders, all shares of each Fund shall vote together, except as to any matter for which a separate vote of any Fund is required by 1940 Act and except as to any matter which affects the interests of particular Funds or classes differently, in which case the holders of shares of the one or more affected Funds or classes shall be entitled to vote separately.

      The assets received by the Trust for the issue or sale of shares of each Fund and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Fund, and are attributed to the applicable class thereof, and constitute the underlying assets of such Fund. The underlying assets of each Fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to such Fund and with a share of the general expenses of the Trust.
Any general expenses of the Trust not readily identifiable as belonging to a particular Fund shall be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable, taking into consideration, among other things, the relative sizes of the Funds and the relative difficulty in administering each Fund. Each share of each Fund represents an equal proportionate interest in that Fund with each other share of the same class and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Trustees. Upon any liquidation of a Fund, shareholders thereof are entitled to share pro rata in the net assets belonging to that Fund, attributable to their class, and available for distribution.

      The Trust does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the 1940 Act, shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by a vote cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purposes of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Trust's outstanding shares.

      Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Trust, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. The Rule exempts the selection of independent accountants and the election of Trustees from the separate voting requirements of the Rule.

      Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Agreement and Declaration of Trust provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility which the Investment Adviser believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of each Fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of such Fund.

      The following persons are known by the Trust to own of record 5% or more of the indicated Fund's outstanding voting securities on November 20, 2002. A shareholder who beneficially owns, directly or indirectly, more than 25% of a Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.



        MELLON LARGE CAP STOCK FUND:

        Mac & Co.                                            99.90% (Class M shares)
        Mutual Fund Operations
        P.O. Box 3198
        Pittsburgh, PA 15230-3198

        Harry S. Soderstrom                                  22.35% (Investor shares)
        106 Hickory Hills Drive
        Hillsboro, OH 45133-8559

        Barbara S. Sale                                      10.96% (Investor shares)
        1020 Winding Way
        Baltimore, MD 21210-1233

        Walter C. Wilson and Janet A Wilson, Jt. Wros.       8.99% (Investor shares)
        558 Torwood Lane
        Pittsburgh, PA 21210-1233

        Nancy J. Duffy and Colin C. Duffy, Jt. Wros.         7.36% (Investor shares)
        69 Smith Street
        Rouses Point, NY 12979-1602

        Craig E. Woods and MaryJane Woods, Jt. Wros.         7.36% (Investor shares)
        32 Lookover Lane
        Yardley, PA 19067-1512

        Vera E. Rothfuss                                     6.41% (Investor shares)
        25-1 West 7th Street
        Hastings, NE 68901-3511

        Thomas B. Soderstrom                                 6.41% (Investor shares)
        919 Black Street
        Uvalde, TX 78801-4228

        Ann R. Luce                                          6.08% (Investor shares)
        P.O. Box 1882
        Boulder, CO 80306-1882

        Dwight D. Walker                                     5.65% (Investor shares)
        544 Brandermill Road
        Evans, GA 30809-3924

        MELLON INCOME STOCK FUND:

        Mac & Co.                                            99.84% (Class M shares)
        Mutual Fund Operations
        P.O. Box 3198
        Pittsburgh, PA 15230-3198

        Ann R. Luce                                          18.32% (Investor shares)
        P.O. Box 1882
        Boulder, CO 80306-1882

        Daniel E. Goldberg and Mark K. Cullen, Jt. Wros.     17.34% (Investor shares)
        6315 Pershing Avenue
        University City, MO 63130-4704

        Nancy E. Goldberg and Mark A. Goldberg, Jt. Wros.    17.34%  (Investor shares)
        1 Canal Circle
        Lexington, MA 02421-6804

        Jane B. Groner                                       10.94% (Investor shares)
        4233 Chatham Circle
        Aston, PA 19014-3003

        Walter C. Wilson and Janet A. Wilson, Jt. Wros.      10.74% (Investor shares)
        558 Torwood Lane
        Pittsburgh, PA 15236-4258

        Kimberly R. Lower                                    8.93% (Investor shares)
        Road # 2, Box 574
        Hollidaysburg, PA 16648-9755

        Elizabeth L. Fisher                                  8.16% (Investor shares)
        R.R. 3 Box 2119
        Effort, PA 18330-9456

        Linda M. Kerr                                        5.13% (Investor shares)
        P.O. Box 64
        Paul Smiths, NY 12970-0064

        MELLON  MID CAP STOCK FUND:

        Mac & Co.                                            97.11% (Class M shares)
        Mutual Fund Operations
        P.O. Box 3198
        Pittsburgh, PA 15230-3198

        FISERV Securities, Inc.                              25.75% (Dreyfus Premier
        FAO 65623892                                         shares)
        Attn: Mutual Funds                                   7.78% (Investor shares)
        One Commerce Square
        2005 Market Street, Suite 1200
        Philadelphia, PA 19103-7084

        National Financial Services Corporation              9.13% (Dreyfus Premier
        For the Benefit of Its Customers                     shares)
        82 Devonshire Street, G10G                           7.79% (Investor shares)
        Boston, MA 02109-3605

        Donaldson, Lufkin & Jenrette Securities              8.15% (Investor shares)
        Corporation, Inc.                                    7.65% (Dreyfus Premier
        For the Benefit of Its Customers                     shares)
        P.O. Box 2052
        Jersey City, NJ 07303-2052

        Nationwide Advisory Services, Inc.                   8.11% (Dreyfus Premier
        c/o Portfolio Select - Omnibus                       shares)
        Attn: Cash Control                                   7.79% (Investor shares)
        3435 Stelzer Road
        Columbia, OH 43219-6004

        Charles Schwab & Co.                                 7.28% (Investor shares)
        Reinvest Account
        101 Montgomery Street
        San Francisco, CA 94104-4122

        MLPF & S                                             7.17% (Dreyfus Premier
        For the Sole Benefit of Its Customers                shares)
        Attn:  Fund Administration                           7.12% (Investor shares)
        4800 Deer Lake Drive East, Floor #3
        Jacksonville, FL 32246-6484

        Security Trust Co., As Trustee                       6.18% (Investor shares)
        FBO Oberthur Card System
        401K Profit Sharing Plan
        2390 E. Camelback Road, Suite 240
        Phoenix, AZ 85016-3434

        MELLON SMALL CAP STOCK FUND:

        Mac & Co.                                            99.35% (Class M shares)
        Mutual Fund Operations
        P.O. Box 3198
        Pittsburgh, PA 15230-3198

        Penfirm Co.                                          23.33% (Investor shares)
        FBO 1031460289
        P.O. Box 3327
        Omaha, NE 68103-0327

        BNY Clearing Services LLC                            9.57% Investor shares)
        A/C 8673-4451
        Wendel & Co. 025149
        111 East Lilbourn Avenue
        Milwaukee, WI 53202-6633

        Donaldson, Lufkin and Jenrette Securities            8.54 (Investor shares)
        Corporation, Inc.
        For the Benefit of Its Customers
        P.O. Box 2052
        Jersey City, NJ 07303-2052

        MELLON INTERNATIONAL FUND:

        Mac & Co.                                            96.31% (Class M shares)
        Mutual Fund Operations
        P.O. Box  3198
        Pittsburgh, PA 15230-3198

        Fleet National Bank                                  94.76% (Investor shares)
        FBO Creighton Jr. Rev. Trust
        Attn:  0003203770
        P.O. Box 92800
        Rochester, NY 14692-8900

        MELLON EMERGING MARKETS FUND:

        Fleet National Bank                                  99.22% (Investor shares)
        FBO Creighton Jr. Rev. Trust
        Attn: 0003203770
        P.O. Box 92800
        Rochester, NY 14692-8900
        Mac & Co.                                            94.16% (Class M shares)
        Mutual Fund Operations
        P.O. Box 3198
        Pittsburgh, PA 15230-3198

        MELLON BOND FUND:

        Mac & Co.                                            94.16% (Class M shares)
        Mutual Fund Operations
        P.O. Box 3198
        Pittsburgh, PA 15230-3198

        Muncy & Co.                                          55.24% (Investor shares)
        c/o The Muncy Bank & Trust
        2 N. Mainstreet
        Muncy, PA 17756-1004

        Mary C. Spalding                                     9.88% (Investor shares)
        Residencia La Funte, 12A
        29650 Mijas
        Malaga, Spain

        Charles Schwab & Co.                                 7.63% (Investor shares)
        Special Custody Account, FBO Customers
        101 Montgomery Street
        San Francisco, CA 94104-4122

        MELLON INTERMEDIATE BOND FUND:

        Mac & Co.                                            99.99% (Class M shares)
        Mutual Fund Operations
        P.O. Box 3198
        Pittsburgh, PA 15230-3198

        Elizabeth L. Fisher                                  44.0% (Investor shares)
        RR3 Box 2119
        Effort, PA 18330-3198

        Walter C. Wilson and Janet A. Wilson, Jt. Wros.      26.0% (Investor shares)
        558 Torwood Lane
        Pittsburgh, PA 15236-4258

        Linda M. Kerr                                        11.87% (Investor shares
        P.O. Box 64
        Paul Smiths, NY 12970-0064

        Robert C. Gerfen                                     8.65% (Investor shares)
        300 St. Mark Ave., Apt. 3332
        Litiz, PA 17543-2253

        Kimberly R. Lower                                    5.50% (Investor shares)
        RD #2 Box 574
        Hollidaysburg, PA 16648-9755

        MELLON SHORT-TERM U.S. GOVERNMENT SECURITIES FUND:

        Mac & Co.                                            99.63% (Investor shares)
        Mutual Fund Operations
        P.O. Box 3198
        Pittsburgh, PA 15230-3198

        Robert C. Gerfen                                     95.85% (Investor shares)
        300 St. Mark Ave., Apt. 3332
        Litiz, PA 17543-2253

        MELLON NATIONAL INTERMEDIATE MUNICIPAL FUND:

        Mac & Co.                                            99.51% (Class M shares)
        Mutual Fund Operations
        P.O. Box 3198
        Pittsburgh, PA 15230-3198

        MLPF & S                                             18.82% (Dreyfus Premier
        For the Sole Benefit of Its Customers                shares)
        Fund Administration                                  8.03% (Investor shares)
        A/C 97BYO
        4800 Deer Lake Drive East, Floor #3
        Jacksonville, FL 32246-6484

        Donaldson, Lufkin and Jenrette Securities            14.03% (Investor shares)
        Corporation, Inc.                                    10.74% (Dreyfus Premier
        For the Benefit of Its Customers                     shares)
        P.O. Box 2052
        Jersey City, NJ 07303-2052

        National Financial Services Corporation              10.65% (Dreyfus Premier
        For the Benefit of Its Customers                     shares)
        82 Devonshire St. G10G
        Boston, MA 02109-3605

        FISERV Securities, Inc.                              8.15% (Dreyfus Premier
        FBO 65623892                                         shares)
        Attn: Mutual Funds                                   5.43% (Investor shares)
        One Commerce Square
        2005 Market Street Suite 1200
        Philadelphia, PA 19103-7084

        Morgan Stanley, FBO                                  6.10% (Investor shares)
        Bonnie Mcelveen-Hunter
        1301 Carolina Street
        Greensboro, NC 27401-1090

        Salomon Smith Barney, Inc.                           6.10% (Investor shares)
        For the Benefit of Its Customers
        333 West 34th Street 3rd Floor
        New York, NY 10001-2483

        Anna L. Parker                                       5.35% (Dreyfus Premier
        2505 Overland Ave.                                   shares)
        Baltimore, MD 21214-2443

        MELLON NATIONAL SHORT-TERM MUNICIPAL BOND FUND:

        MBCIC                                                100% (Investor shares)
        C/O Mellon Bank
        Attn:  Michael Botsford
        4001 Kennett Pike, Suite 218
        Two Greenville Crossing
        Greenville, DE 19807-2029

        Mac & Co.                                            99.99% (Class M shares)
        Mutual Fund Operations
        P.O. Box 3198
        Pittsburgh, PA 15230-3198

        MELLON PENNSYLVANIA INTERMEDIATE BOND FUND:

        Mac & Co.                                            99.95% (Class M shares)
        Mutual Fund Operations
        P.O. Box 3198
        Pittsburgh, PA 15230-3198

        Richard Booker                                       32.6% (Investor shares)
        455 Belrose Lane
        Radnor, PA 19087-4418

        Harry S. Soderstrom                                  19.5% (Investor shares)
        106 Hickory Hills Drive
        Hillsboro, OH 45133-8559

        Millenium Bank                                       16.47% (Investor shares)
        Bank Trust Company
        30 Valley Stream Parkway
        Malvern, PA 19355-1407

        Barbara S. Sale                                      11.69% (Investor shares)
        1020 Winding Way
        Baltimore, MD 21210-1233

        Andrew W. Corderman                                  10.22% (Investor shares)
        P.O. Box 92
        Jonesboro, IL 62952-0092

        MELLON BALANCED FUND:

        Mac & Co.                                            99.96% (Class M shares)
        Mutual Fund Operations
        P.O. Box 3198
        Pittsburgh, PA 15230-3198

        Edward L. Biddle & Noelie F. Biddle, Jt. Wros        38.1% (Investor shares)
        428 Franklin Street
        Cambridge, MA 02139-3114

        Joel Cook Huber Biddle                               38.1% (Investor shares)
        824 Olivia Street
        Key West, FL 33040-6419

        Massimo A. Monaco                                    20.0% (Investor shares)
        201 Woodchuck Way
        Sewell, NJ 08080-3407

        MELLON MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND
        FUND:

        Mac & Co.                                            98.33% (Class M shares)
        Mutual Fund Operations
        P.O. Box 3198
        Pittsburgh, PA 15230-3198

        U.S. Clearing Corp.                                  30.62% (Dreyfus Premier
        FBO 155-24152-16                                     shares)
        26 Broadway
        New York, NY 10004-1703

        UBS Painewebber                                      22.11% (Dreyfus Premier
        For the Benefit of David B. Richardson, Trustee      shares)
        Elise E. Boardman Trust
        P.O. Box 1
        Hanove, MA 02339-0001

        National Financial Services Corporation              15.2% (Investor shares)
        For the Benefit of Its Customers                     10.53% (Dreyfus Premier
        82 Devonshire Street, G10G                           shares)
        Boston, MA 02109-3605

        Donaldson, Lufkin and Jenrette Securities Corp.,     11.37% (Dreyfus Premier
        Inc.                                                 shares)
        For the Benefit of Its Customers                     6.60% (Investor shares)
        P.O. Box 2052
        Jersey City, NJ 07303-2052

        Wexford Clearing Services Corp., FBO                 11.26% (Dreyfus Premier
        Mrs. Judith A. Thompson                              shares)
        P.O. Box 5
        Dunstable, MA. 01827-0005

        Duncan M. McFarland                                  7.56% (Investor shares)
        299 Clapboardtree Street
        Westwood, MA 02090-2907




                              FINANCIAL STATEMENTS

      The Funds will send annual and semi-annual financial statements to all of its shareholders of record.


                        COUNSEL AND INDEPENDENT AUDITORS

      Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Second Floor, Washington, D.C. 20036-1800, has passed upon the legality of the shares offered by the Class M and Investor Class Prospectus, Dreyfus Premier Class Prospectus and this SAI.

      Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, serves as counsel to the non-interested Trustees of the Trust.

      KPMG LLP, 757 Third Avenue, New York, New York 10017, was appointed by the Trustees to serve as the Funds' independent auditors, providing audit services including (1) examination of the annual financial statements (2) assistance, review and consultation in connection with SEC filings (3) and review of the annual Federal income tax return filed on behalf of the Funds. P:\Edgar Filings\Pending\Mellon\497\MPAM-5-28-2003 - As Revised.doc-028
                                      A-14
P:\Edgar Filings\Pending\Mellon\497\MPAM-5-28-2003 - As Revised.doc-028
                                       A-1


                                   APPENDIX A

                             Risk Factors--Investing
                      In Pennsylvania Municipal Obligations

      The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the Commonwealth of Pennsylvania (the "Commonwealth") and various local agencies, available as of the date of this Statement of Additional Information. While the Fund has not independently verified such information, it has no reason to believe that such information is not correct in all material respects.

GENERAL

      Pennsylvania historically has been dependent on heavy industry, although declines in the coal, steel and railroad industries have led to diversification of the Commonwealth's economy over the last thirty years. Current major sources of economic growth in Pennsylvania are in the service sector, including trade, medical, health services, education and financial institutions. Agriculture continues to be an important component of the Commonwealth's economic structure, with nearly one-third of the Commonwealth's total land area devoted to cropland, pasture and farm woodlands.

      In 2001, the population of Pennsylvania was 12.28 million. Pennsylvania has a high proportion of persons between 45 and 65 years old relative to the nation or the Middle Atlantic Region. The Commonwealth is highly urbanized, with 79% of the 2001 mid-year census population residing in the 15 metropolitan statistical areas of the Commonwealth. The cities of Philadelphia and Pittsburgh, the Commonwealth's largest metropolitan statistical areas, together comprise almost 44% of the Commonwealth's total population.

      The Commonwealth's workforce is estimated at 5.7 million people. Pennsylvania's average annual unemployment rate was equivalent to the national average throughout the 1990's. Slower economic growth caused the rate to rise to 7.6% in 1992. The resumption of faster economic growth resulted in a decrease in the Commonwealth's unemployment rate to 4.7% in 2001. From 1997 through 2001, Pennsylvania's annual average unemployment rate was below that of the Middle Atlantic Region, but slightly higher than that of the United
States. As of March 2002, Pennsylvania had a seasonally adjusted annual unemployment rate of 5.6%.

      Personal income in the Commonwealth for 2001 was $376.2 billion, an increase of 3.7% over the previous year. During the same period, national personal income increased at a rate of 3.2%.

FINANCIAL ACCOUNTING

      The Commonwealth utilizes the fund method of accounting, and over 150 funds have been established and currently exist for the purpose of recording receipts and disbursements, of which the General Fund is the largest. The majority of the operating and administrative expenses of the Commonwealth are payable from the General Fund. The Motor License Fund receives all tax and fee revenues relating to motor fuels and vehicles and, except the revenues from one-half cent per gallon of the liquid fuels tax which is deposited in the Liquid Fuels Tax Fund for distribution to local municipalities, all such revenues are required to be used for highway purposes. Other special revenue funds have been established by law to receive specified revenues appropriated to departments, boards and/or commissions for payment of their operating and administrative costs. Such funds include the Game, Fish, Boat, Banking Department, Milk Marketing, State Farm Products Show, Environmental Stewardship, State Racing, State Lottery and Tobacco Settlement Funds. Some of these special revenue funds are required to transfer excess revenues to the General Fund, and some receive funding, in addition to their specified revenues, through appropriations from the General Fund.

      The State Lottery Fund is a special revenue fund for the receipt of lottery ticket sales and lottery licenses and fees. Its revenues, after payment of prizes, are dedicated to paying the costs of programs benefiting the elderly.

      The Tobacco Settlement Fund is a special revenue fund established to receive tobacco litigation settlement payments paid to the Commonwealth. The Commonwealth is one of 46 states that settled certain smoking-related litigation in a November 1998 master settlement agreement with participating tobacco product manufacturers (the "MSA"). Under the MSA the Commonwealth is entitled to receive a portion of payments made pursuant to the MSA by tobacco product manufacturers participating in the MSA. As of June 30, 2001, the Commonwealth had received approximately $809 million in payments under the MSA. Most revenues to the Tobacco Settlement Fund are subject to annual appropriation by the General Assembly and approval by the Governor.

      The Tax Stabilization Reserve Fund is a special revenue fund established in 1986 that receives a portion of any budgetary basis fiscal year-end surplus of the General Fund and all proceeds from the disposition of assets of the Commonwealth not designated for deposit elsewhere. It is to be used for emergencies threatening the health, safety or welfare of citizens or to offset unanticipated revenue shortfalls due to economic downturns. Assets of the fund may be used upon recommendation by the Governor and an approving vote by two-thirds of the members of each house of the General Assembly.

      The Commonwealth maintains trust and agency funds that are used to administer funds received pursuant to a specific bequest or as an agent for other governmental units or individuals. Enterprise funds are maintained for departments or programs operated like private enterprises. The largest of these funds is the State Stores Fund, which is used for the receipts and disbursements of the Commonwealth's liquor store system. Sale and distribution of all liquor within Pennsylvania is a government enterprise. In addition, the Commonwealth maintains funds classified as working capital, bond and sinking funds for specified purposes.

      Financial information for the principal operating funds is maintained on a budgetary basis of accounting. The Commonwealth also prepares annual financial statements in accordance with generally accepted accounting principles ("GAAP"). The GAAP statements have been audited jointly by the Auditor General of the Commonwealth and an independent public accounting firm. The Commonwealth maintains a June 30th fiscal year end.

RECENT DEVELOPMENTS

      The current national recession was unanticipated in the revenue and expenditure projections incorporated in the enacted budget for fiscal year 2002. Consequently, actual Commonwealth revenues through April 2002 are $773.1 million, or 4.4%, below estimate. In February 2002, based on available economic forecasts and then-current revenue trends, fiscal year 2002 revenues were anticipated to be $678 million below budget estimates by the end of the 2001-02 fiscal year. The Commonwealth has not officially revised its fiscal year 2002 estimate of General Fund revenues in response to recent actual receipts; however, on May 7, 2002, the Budget Secretary announced that fiscal year revenues may be $1.2 billion below estimate.

      On February 5, 2002, the Governor submitted to the General Assembly his proposed fiscal year 2003 budget. An expectation of lower than anticipated General Fund revenues for fiscal year 2002 likely will reduce expected fiscal year 2003 revenues.

      The federal Job Creation and Worker Assistance Act permit businesses to deduct a special "bonus" depreciation amount from federal taxable income for qualifying capital investments. Commonwealth corporate net income tax law uses federal taxable income as a base for the calculation of taxable income for the Commonwealth tax. Reduction of federal taxable income due to the increased depreciation is anticipated to cause Pennsylvania corporate net income tax receipts to decline by $155 million in fiscal year 2002 and by $195 million in fiscal year 2003. The Commonwealth has proposed to disallow, for Pennsylvania corporate net income tax purposes, the bonus depreciation as a deduction from taxable income, thus preserving Pennsylvania corporate net income tax revenue in fiscal years 2002 through 2005.

REVENUES AND EXPENDITURES

      The Constitution provides that operating budget appropriations may not exceed the actual and estimated revenues and unappropriated surplus available in the fiscal year for which funds are appropriated. Annual budgets are enacted for the General Fund and for certain special revenue funds which represent the majority of expenditures of the Commonwealth.

      During fiscal year 2001 assets in the Commonwealth's governmental fund types rose to $11.5 billion, an increase of 1.5%. Liabilities for the governmental fund types during fiscal year 2001 increased by 6.0% to $4.9 billion. A larger gain in liabilities than in assets during fiscal year 2001 for governmental fund types produced a $116.3 million decline in equity and other credits at June 30, 2001. Equity and other credits at the end of fiscal year 2001 totaled $6.5 billion. The five-year period ended with fiscal year 2001 generally was a time of economic growth with modest rates of growth at the beginning of the period with larger increases during the most recent fiscal years until the beginning of a recession late in fiscal year 2001. Throughout the period, inflation has remained relatively low, helping to restrain expenditure growth. Favorable economic conditions have helped amounts categorized as total revenues and other sources rise at an average annual rate of 5.1% during the five-year period. Tax revenues, the largest revenue source, increased at an average annual rate of 4.0% during the five-year period. License and fee revenues rose at a 9.7% average annual rate, largely because of various motor vehicle fee increases effective beginning in fiscal year 1998. Other revenues, mostly charges for sales and services and investment income, increased at an average annual rate of 14.7% during the five-year period. Expenditure and other uses during the fiscal year 1997 through fiscal year 2001 period rose at a 5.7% average annual rate, led by a 26.8% average annual increase for capital outlay and 25.5% average annual increase for economic development and assistance costs. Capital outlay costs reflect increased spending on community and economic development projects through the capital budget while expansion of business financing tools and increased funds for community revitalization projects are responsible for the increased economic development and assistance costs. Public health and welfare programs, the largest single category of expenditures, have experienced a 5.9% average annual increase for expenditures, slightly above the average for total expenditures.

      Tax revenues constitute approximately 98% of Commonwealth revenues in the General Fund. The major tax sources for the General Fund of the Commonwealth are the 6% sales tax (35.1% of General Fund revenues in fiscal year 2001), the 28% personal income tax (36.7% of General Fund revenues in fiscal year 2001), the 9.99% corporate net income tax (7.8% of General Fund revenues in fiscal year 2001) and capital stock and franchise taxes (5.1% of General Fund revenues in fiscal year 2001), which in the aggregate produce over 86% of General Fund tax revenues.

      Pennsylvania's major expenditures include funding for education (over $8.75 billion budgeted for fiscal year 2002, an increase of 3.9% over fiscal year 2001) and public health and human services ($18.6 billion for budgeted fiscal year 2002, an increase of 18.8% over fiscal 2001).

GENERAL FUND

      FINANCIAL RESULTS FOR RECENT FISCAL YEARS (GAAP BASIS) During the five-year period from fiscal year 1997 through fiscal year 2001, revenues and other sources increased by an average 5.3% annually. Tax revenues during this same period increased by an annual average of 4.0%. The largest growth rate during the five-year period was for the other revenues category. Those revenues increased at an average annual rate of 16.7%. Increases in charges for sales and services and in investment income constitute the largest portion of other revenues and are the principal reason for this rate of growth. Expenditures and other uses during the fiscal year 1997 through year 2001 period rose at an average annual rate of 5.7%. Program costs for capital outlay and for economic development and assistance activities recorded the largest percentage increases during the period. Public health and welfare program costs, the largest program of expenditures, increased at a 5.9% average annual rate during the period. Efforts to control costs for various social programs and the presence of favorable economic conditions have helped restrain these costs.

      The fund balance at June 30, 2001 totaled $4.5 billion, an increase of $221.4 million over the $4.3 billion balance at June 30, 2000. The fiscal year 2001 year-end unreserved-undesignated balance of $1.5 billion is $175.3 million below the amount recorded for fiscal year 2000.

      FISCAL 2000 FINANCIAL RESULTS (GAAP BASIS). During the 2000 fiscal year, assets increased $1.7 billion, chiefly due to higher temporary investments. Liabilities also rose during the period by $331.1 million. Together, these changes produced a $1.4 billion increase to the fund balance at June 30, 2000. The fund balance at the end of fiscal year 2000 was $4.3 billion, the largest fund balance achieved since audited GAAP reporting was instituted in 1984 for the Commonwealth. The $1.1 billion June 30, 2000 balance in the Tax Stabilization Reserve Fund is included in the GAAP basis fund balance for the General Fund.

      Revenues from taxes and other sources during fiscal year 2000 increased 5.9% over the fiscal year 1999 level. Taxes increased by $888.5 million representing a 4.9% increase while other revenues rose by $979.7 million. Expenditures and other uses rose during the fiscal year by 6.8%, led by a 21.4% increase in expenditures for economic development and assistance costs. However, that increase only accounted for $83.0 million of expenditure increase for the fiscal year. Expenditures in the largest expenditure category, public health and welfare, increased by $1.05 billion representing a 7.2% increase.

      FISCAL 2000 FINANCIAL RESULTS (BUDGETARY BASIS). At the end of the 2000 fiscal year the unappropriated surplus balance (prior to the transfer to the Tax Stabilization Reserve Fund) totaled $718.3 million, a $280.6 million increase from the 1999 fiscal year-end. The gain was due to higher than anticipated Commonwealth revenues and to appropriation lapses that were partially offset by additional supplemental appropriations and reserves for tax refunds. An amount of $107.7 million was transferred from the surplus to the Tax Stabilization Reserve Fund representing the then statutorily required 15% annual transfer. The remaining $610.5 million fiscal year-end unappropriated surplus balance was carried over to the 2001 fiscal year for the General Fund. Commonwealth revenues for the 2000 fiscal year totaled $20.3 billion, an increase of 5.4% ($1.0 billion) over the prior fiscal year. The amount authorized and reserved for tax refunds was increased by $171.0 million (26.6%) as actual fiscal year 1999 tax refund payments exceeded the reserved amount. The additional tax refunds were made from fiscal year 2000 reserves. Commonwealth revenues for the 2000 fiscal year totaled $20.26 billion, an increase of 5.4% over the prior fiscal year. After adjustment for reserves for tax refunds, net Commonwealth revenues were 4.6% above those of the prior fiscal year.

      Commonwealth tax revenues, net of an estimated $390.2 million of tax reductions enacted with the fiscal year 2000 budget, increased by 5.2% for the fiscal year. Among the major tax sources, the sales tax increased by 6.2%, personal income tax by 5.7%, and the corporate net income tax by 7.8%. Non-tax revenues increased by 13.6% ($53.5 million) largely from higher investment earnings. Higher than anticipated available cash balances and higher interest rates provided the gains in investment earnings. Tax cuts enacted for the fiscal year included: (i) reduction of the tax rate for the capital stock and franchise taxes by one mill to 10.99 mills and a reduction in the minimum tax by $100 to $200 ($107.8 million); (ii) repeal of the gross receipts tax on regulated natural gas companies ($78.4 million); (iii) increase the weighting from 50% to 60% of the sales factor used in the apportionment formula to calculate Pennsylvania taxable income for corporate net income purposes ($31.5 million); (iv) restructure the public utility realty tax ($54.6 million); and
(v) expand the income limit to qualify for personal income tax forgiveness by $500 to $6,500 per dependent ($7.5 million).

      Expenditures for the fiscal year (excluding intergovernmental transfer transaction expenditures and net of appropriation lapses) were $19.2 billion, representing a 5.7% ($1.0 billion) increase over the prior fiscal year. Expenditures include $220.1 million in net supplemental appropriations enacted late in the fiscal year, primarily for corrections, education and public welfare programs. Also included in this amount is $103 million of capital projects funding, a non-recurring budget item. This amount funds several capital projects and will be in lieu of Commonwealth debt financing. Lapses of appropriation authority during the fiscal year totaled $255.3 million, including $124.3 million of prior fiscal year appropriation lapses. The lapsed appropriation amounts provided funding for the supplemental appropriations enacted.

      FISCAL 2001 FINANCIAL RESULTS (GAAP BASIS). For fiscal year 2001 assets increased $454.2 million, a 5.9% increase over fiscal year 2000 to $8.2 billion, primarily due to higher amount of funds in investments. Liabilities also rose during fiscal year 2001, increasing $232.9 million to $3.7 billion. The increase of assets over liabilities for fiscal year 2000 caused the fund balance to increase by $221.3 million to $4.5 billion as of June 30, 2001. The unreserved-undesignated fund balance as of June 30, 2001 was $1.5 billion, a $175.3 million reduction from the prior fiscal year.

      Revenues and other sources for fiscal year 2001 increased by 5.3% over the prior fiscal year while expenditures and other uses grew by 5.7%. However, revenues and other sources for the fiscal year exceeded expenditures, other uses, and residential equity transfers to produce a $221.3 million increase in the fund balance at June 30, 2001. An increase in tobacco settlement amounts of $384.5 million included in other designated funds accounted for all of the increase in fund balance during the fiscal year. Correspondingly, the unreserved-undesignated fund balance declined by $175.3 million from the prior fiscal year.

      FISCAL 2001 FINANCIAL RESULTS (BUDGETARY BASIS). The following information is derived from the Commonwealth's unaudited budgetary basis financial statements. For the 2001 fiscal year, revenues were above estimate and expenditures were lower than projected, enabling the General Fund to end the fiscal year with an unappropriated surplus balance of $335.5 million. Expenditures from Commonwealth revenues for the fiscal year, net of appropriation lapses and intergovernmental transfer transaction contributions, totaled $19.97 billion against Commonwealth revenues, net of tax refund and rebate reserves, of $19.7 billion. Financial operations during the fiscal year caused the total unappropriated surplus balance to decline by $275 million as of June 30, 2001, an amount smaller than budgeted.

      Commonwealth revenues (prior to reserves for tax refunds) totaled $20.6 billion, $81.2 million (0.4%) above the estimate made at the time the budget was enacted. Commonwealth tax revenues for the fiscal year increased by 1.4% over fiscal year 2000 tax receipts. The growth of tax receipts during the fiscal year was constrained by $444.6 million of tax reductions enacted for the fiscal year and the slowing rate of economic growth experienced in the nation and the state during this period. Among Commonwealth receipts for the fiscal year, the capital stock and franchise tax, the personal income tax and miscellaneous non-tax income were substantially higher than budgeted. Although fiscal year receipts from the capital stock and franchise tax were above budget estimates, receipts were 1.9% below fiscal year 2000 receipts, in part due to a tax rate cut effective during the fiscal year. Receipts from the personal income tax increased 6.0% for the fiscal year led by a 6.5% gain in withholding receipts. Miscellaneous revenues increased 6.8% over the prior fiscal year, largely due to earnings on invested balances. Major Commonwealth revenue sources whose actual revenues were significantly under their budgeted amounts include the corporate net income and the sales taxes. Corporate net income tax receipts, reflecting a trend of falling business profits, declined by 13.8% for fiscal year 2001. Sales tax receipts, though below budget, increased by 2.6% over receipts during the previous fiscal year.

      Reserves for tax refunds in fiscal year 2001 were $870 million, an increase of 6.7% over fiscal year 2000 reserves. Actual tax refund payments in recent fiscal years have been rising at a rate faster than the increase in reserves for tax refunds, causing the amount of reserves carried over from one fiscal year to the next to decline. At the end of fiscal year 2001, approximately $184 million of reserves were available for making tax refunds in the following fiscal year.

      Appropriations from Commonwealth funds in the enacted budget for fiscal year 2001 (including supplemental appropriations) were 2.9% over fiscal year 2000 appropriations. Major program areas receiving funding increases above the 2.9% average include basic education, higher education, and medical assistance.

      The fiscal year 2001 budget continued the Governor's emphasis of tax cuts targeted to making the Commonwealth competitive for attracting new employment opportunities and retaining existing jobs. Tax cuts for fiscal year 2001 totaled an estimated $444.6 million in the General Fund. The major components of the tax reductions and their estimated fiscal year 2001 General Fund cost are: (i) initiate a phase-out of the capital stock and franchise tax by a two mill reduction in the tax rate for the capital stock and franchise taxes to
8.99 mills ($270.5 million); (ii) reduce the inheritance tax rate for certain decedents ($78.0 million); (iii) eliminate the current $200 minimum annual capital stock and franchise tax payment ($29.5 million); and (iv) expand the income limit to qualify for personal income tax forgiveness by $1,000 to $7,500 per dependent ($16.2 million). Most major changes were effective on January 1, 2000.

      FISCAL 2002 BUDGET (BUDGETARY BASIS). The enacted fiscal year 2002 budget provided for $20.7 billion of appropriations from Commonwealth revenues, an increase of 3.5% over appropriations for fiscal year 2001. Commonwealth revenues are budgeted to total $20.4 billion (after providing for enacted tax cuts), an increase of 3.4% over fiscal year 2001 actual receipts. The difference between the amount of projected revenues and appropriations budgeted is to be taken from the $335 million fiscal year beginning balance. The amount of the anticipated balance draw down does not take into consideration the possible availability of appropriation lapses that normally occur during a fiscal year and fund supplemental appropriations or increase unappropriated surplus.

      The fiscal year 2002 estimate for Commonwealth revenues was prepared in June 2001 at the time of budget enactment based upon an economic forecast for national real gross domestic product to grow at a 2.8% rate from the second quarter of 2001 to the second quarter of 2002. The forecast anticipated more rapid national economic growth compared to the rate of growth that occurred during fiscal 2001. The higher rate of economic growth was anticipated in response to national fiscal and monetary policies designed to stimulate economic activity. The national unemployment rate was forecast to rise to above the 5% rate and inflation was expected to remain quite moderate during the period. Trends for the Pennsylvania economy were expected to maintain a close association with national economic trends. Personal income growth in Pennsylvania was anticipated to remain slightly below that of the U.S., while the Pennsylvania unemployment rate was anticipated to be very close to the national rate.

      The fiscal year 2002 enacted budget includes $549.6 million for medical assistance intergovernmental transfers, a higher amount than the $248.4 million that has been budgeted in each of the most recent fiscal years. Under these intergovernmental transfer transactions, certain county governments contribute funds to the Commonwealth to help pay Medicaid expenses. The Commonwealth receives these contributions as augmentations to appropriations of Commonwealth revenues for the medical assistance program.

      Through calendar year 2001 and the first quarter of 2002, economic growth in the nation and the state has been below the projections used to estimate fiscal year 2002 revenues. A national economic recession during the fiscal year was not anticipated in budget estimates. Consequently, actual Commonwealth revenues for the fiscal year-to-date through April 2002 were $773.1 million below estimate for that period, a shortfall of 4.4%.
Corporation taxes were $345.5 million below estimate, a 9.8% shortfall to the year-to-date estimate. Personal income tax payments are $319.0 million below estimate through April reflecting the recession's effect on employment and income. Non-tax revenues have also been affected by the recession. Through April, non-tax revenues were $116.5 million below estimate for that period, primarily due to lower returns on investments than anticipated. In February 2002, the Commonwealth prepared its most recent revised forecast for Commonwealth revenues. At that time it estimated fiscal year 2002 revenues to be $678 million below budget estimates, a 3.2% reduction from the official budget estimate for the fiscal year. The Commonwealth has not made any official revisions to its revenue estimate for fiscal year 2002 subsequent to the February 2002 revision; however, on May 7, 2002, the Budget Secretary announced that fiscal year revenues may be $1.2 billion below estimate.

      Expenditure estimates for fiscal year 2002 have also been affected by the current economic recession, principally through trends for medical assistance caseloads and costs. Currently, the Commonwealth anticipates $78.7 million of supplemental appropriations to meet fiscal year costs, primarily to pay increased social service costs attributable to the recession. Additional supplemental appropriations may be required for certain programs whose expenditures are historically sensitive to economic conditions in the Commonwealth.

      Responding to these current and expected economic and budgetary conditions, the Governor has directed $309.9 million of fiscal year 2002 General Fund appropriations from Commonwealth revenues be placed in budgetary reserve and be unavailable for encumbrance or expenditure. Further reviews of fiscal year 2002 appropriations may result in additional appropriation authority being transferred to budgetary reserve by the Governor during the fiscal year. The Commonwealth projects a fiscal year ending unappropriated surplus balance of $300.3 million. The Commonwealth is considering what other administrative and legislative actions may be taken to address any budget negative balance that may occur due to realized revenue shortfalls and additional expenditure needs occurring during the current fiscal year. Most of the Governor's other recommended actions require approval by the General Assembly. No assurance can be given that the General Assembly will take the budgetary actions recommended by the Governor.

      Achieving the financial results as budgeted or re-estimated may be adversely affected by a number of trends or events, including developments in the national and state economy as a result of current economic recession and adverse developments in industries accounting for significant employment and economic production in the Commonwealth.

      FISCAL 2003 PROPOSED BUDGET. A proposed fiscal year 2003 budget was submitted by the Governor to the General Assembly on February 5, 2002. The proposed budget recommended appropriations totaling $20.9 billion of Commonwealth funds against estimated revenues, net of tax refunds and proposed tax reductions of $20.6 billion. The $0.3 billion difference between estimated revenues and recommended appropriations is to be funded by a draw down of the anticipated $0.3 billion beginning balance. Achieving the projected fiscal year beginning balance is dependent upon the transfer of $550 million from the Tax Stabilization Reserve Fund in fiscal year 2002 recommended by the Governor. Funds available for fiscal year 2003 will likely be less than assumed in the budget as submitted as a result of fiscal year 2002 revenue receipts being less than anticipated, thereby reducing the amount of the budgetary basis unappropriated surplus that can be carried forward into the fiscal year 2003 budget. An analysis is currently underway leading to a re-estimate of fiscal year 2003 revenues. The Governor is also recommending the current annual tax rate reduction for the capital stock and franchise tax enacted in fiscal year 2001 be modified to a one-half mill rate reduction for tax years 2002 and 2003. Together with a proposed rise in the income limit to qualify for personal income tax forgiveness of income these proposed tax cuts total $103 million for the fiscal year.

      In May 2002, the Pennsylvania Industrial Development Authority ("PIDA") expects to issue $258 million of its revenue bonds, the proceeds of which will be transferred to the Commonwealth for its fiscal year 2003 budget. The bond proceeds will be used to pay debt service payments on certain Commonwealth general obligation bonds in lieu of using fiscal year 2003 General Fund revenues. Such proceeds were included in the Governor's fiscal year 2003 proposed budget. The Commonwealth has no legal or moral obligation to pay debt service on such PIDA bonds.

      The Pennsylvania House of Representatives and the Pennsylvania Senate each has approved bills, including General Appropriation Bills, that could become the 2003 fiscal year enacted budget if approved by the other house and by the Governor. Further legislative debate on these various bills, including the General Appropriation Bill, is anticipated before they are adopted by both legislative houses. The General Assembly may change, eliminate or add amounts and items to the proposed budget submitted by the Governor and there can be no assurance that the budget, as proposed by the Governor, will be enacted into law.

MOTOR LICENSE FUND The Constitution requires that all proceeds of motor fuels taxes, vehicle registration fees, license taxes, operators' license fees and other excise taxes imposed on products used in motor transportation shall be used exclusively for construction, reconstruction, maintenance and repair of and safety on highways and bridges and for the payment of debt service on obligations incurred for such purposes. The Motor License Fund is the fund through which most such revenues are accounted for and expended. Portions of certain taxes whose receipts are deposited into the Motor License Fund are legislatively restricted to specific transportation programs. These receipts are accounted for in restricted accounts in the Motor License Fund and are not included in the budgetary basis presentations or discussions on the Motor License Fund. The Motor License Fund budgetary basis includes only unrestricted revenue available for annual appropriation for highway and bridge purposes.

      The fund balance (GAAP Basis) at June 30, 2001 was $752.0 million, a $67.3 million decrease from the June 30, 2000 fund balance. Revenues and other sources increased during fiscal 2001 by 12.6% due to a 55.4% increase in intergovernmental revenues. Over the five fiscal years of 1997 through 2001, revenues and other sources have averaged an annual 7.7% increase. A substantial portion of that growth occurred in fiscal 1998 due to tax and fee increases enacted in April 1997. Expenditures and other uses during the period from fiscal year 1997 through fiscal year 2001 have averaged an 8.1% annual increase.

      The Motor License Fund (budgetary basis) ended the fiscal year 2000 with an unappropriated surplus balance of $112.1 million, an increase of $22.6 million during the fiscal year. The increase resulted from Commonwealth revenues of $1.96 billion and expenditures, net of appropriation lapses, of $1.94 billion. Commonwealth revenues were 3.9% ($74.4 million) above those in the prior fiscal year. License and fee revenue had the largest growth rate at 6.9%, while liquid fuels taxes, the largest category of revenue, increased 1.8%. Expenditures rose 1.4% over the prior fiscal year, led by highway construction and maintenance programs, and the highway patrol activities of the Pennsylvania State Police.

      Lower than expected revenues for the fiscal 2001 budget were offset by appropriation lapses, causing the unappropriated surplus balance to rise $2.7 million during the fiscal year. In a reflection of recent lower economic growth in the national economy, during fiscal 2001 fuel tax and motor vehicle license and fees revenues were below estimate. The revenue category of other revenues was also below estimate, largely due to earnings on investments that were below projections. Expenditures totaled $1.97 billion against Commonwealth revenues and appropriation lapses that totaled $1.97 billion. Total liquid fuels receipts, the largest revenue category for the fund, during the fiscal year rose 1.5 % compared to fiscal year 2000 revenues.

      Commonwealth revenues to the fund in fiscal 2002 are estimated to be $1.96 billion, an increase of 0.2% over actual fiscal 2001 revenues. This growth rate is largely due to the expectation for liquid fuels taxes to maintain their recent historic low growth rate. Appropriations of Commonwealth revenues in the adopted budget total $2.1 billion. This amount represents a 4.4% increase over appropriations in fiscal 2001 and represents a planned $105.2 million draw down of the $114.9 million fiscal year beginning balance. The adopted budget projects a $9.6 million unappropriated surplus balance at the end of fiscal 2002.

      Through April 2002, Commonwealth revenues in the Motor License Fund have totaled $36.4 million, 1.6% above the revenue estimate for that period. The achievement of the budgeted results may be adversely affected by a number of trends or events, including developments in the national and state economy and adverse developments in the price and availability of motor vehicle fuels.

      A budget proposing $2.1 billion of appropriations from Commonwealth funds for fiscal year 2003 has been submitted to the General Assembly. The requested amount of appropriations is virtually the same as the amount appropriated for fiscal year 2002. The proposed budget projects the maintenance of a minimal balance at fiscal year-end.

      The General Assembly is considering the Governor's budget proposal through debate on the various bills, including the General Appropriation Bill, required to enact the proposed budget. The General Assembly may change, eliminate or add amounts and items to the proposed budget submitted by the Governor and there can be no assurance that the budget, as proposed by the Governor, will be enacted into law.

COMMONWEALTH DEBT; RATINGS

      The Constitution permits the Commonwealth to incur the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster; (ii) electorate approved debt; (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years; and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts.

      Net outstanding general obligation debt totaled $5.41 billion at June 30, 2001, a net increase of $401.3 million from June 30, 2000. Over the 10-year period ended June 30, 2001, total net outstanding general obligation debt increased at an annual rate of 1.3%. Within the most recent 5-year period, outstanding general obligation debt has increased at an annual rate of 1.4%.

      When necessary, the Commonwealth engages in short-term borrowing to fund expenses within the fiscal year through the sale of tax anticipation notes.
The Commonwealth may issue tax anticipation notes only for the account of the General Fund or the Motor License Fund or both such funds. The principal amount issued, when added to that outstanding, may not exceed in the aggregate 20% of the revenues estimated to accrue to the appropriate fund or both funds in the fiscal year. Tax anticipation notes must mature within the fiscal year in which they were issued. The Commonwealth is not permitted to fund deficits between fiscal years with any form of debt, and all year-end deficit balances must be funded within the succeeding fiscal year's budget. Currently, the Commonwealth has no tax anticipation notes outstanding. The fiscal 2002 budget does not anticipate issuing tax anticipation notes.

      Certain state-created organizations have statutory authorization to issue debt for which Commonwealth appropriations to pay debt service thereon are not required. The debt of these organizations is supported by assets of, or revenues derived from, the various projects financed and the debt of such agencies is not an obligation of the Commonwealth although some of the agencies are indirectly dependent on Commonwealth appropriations. The following organizations had debt currently outstanding as of June 30, 2001: Delaware River Joint Toll Bridge Commission ($48.5 million), Delaware River Port Authority ($1.279 billion), Pennsylvania Economic Development Financing Authority ($1.272 billion), Pennsylvania Energy Development Authority ($68.2 million), Pennsylvania Higher Education Assistance Agency ($2.249 billion), Pennsylvania Higher Educational Facilities Authority ($3.760 billion), Pennsylvania Industrial Development Authority ($328.2 million), Pennsylvania Infrastructure Investment Authority ($183.3 million), Pennsylvania Turnpike Commission ($1.703 billion), and the State Public School Building Authority ($438.4 million). In addition, the Governor is statutorily required to place in the budget of the Commonwealth an amount sufficient to make up any deficiency in the capital reserve fund created for, or to avoid default on, bonds issued by the Pennsylvania Housing Finance Agency ($2.926 billion of revenue bonds outstanding as of June 30, 2001) and an amount of funds sufficient to alleviate any deficiency that may arise in the debt service reserve fund for bonds issued by The Hospitals and Higher Education Facilities Authority of Philadelphia ($0.6 million of the loan principal was outstanding as of June 30, 2001).

      All outstanding general obligation bonds of the Commonwealth are rated "AA" by S&P, "Aa2" by Moody's, and "AA" by Fitch. The ratings reflect only the views of the rating agencies.

      The City of Philadelphia is the largest city in the Commonwealth. The Pennsylvania Intergovernmental Cooperation Authority ("PICA") was created by Commonwealth legislation in 1991 to assist Philadelphia in remedying fiscal emergencies. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. At this time, Philadelphia is operating under a five year fiscal plan approved by PICA on May 15, 2001. PICA had $901.9 million in special tax revenue bonds outstanding as of June 30, 2001. Neither the taxing power nor the credit of the Commonwealth is pledged to pay debt service on PICA's bonds.

LITIGATION

      Following are brief descriptions of certain cases affecting the Commonwealth.

      In 1978, the General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1,000,000 for each accident. The Supreme Court of Pennsylvania has held that this limitation is constitutional. Approximately 3,500 suits against the Commonwealth remain open. Tort claim payments for the departments and agencies, other than the Department of Transportation, are paid from departmental and agency operating and program appropriations. Tort claim payments for the Department of Transportation are paid from an appropriation from the Motor License Fund. The Motor License Fund tort claim appropriation for fiscal 2001 is $20.0 million.

      POWELL V. RIDGE. In March 1998, several residents of the City of Philadelphia on behalf of themselves and their school-aged children, along with the School District of Philadelphia, the Philadelphia Superintendent of Schools, the chairman of the Philadelphia Board of Education, the City of Philadelphia, the Mayor of Philadelphia, and several membership organizations interested in the Philadelphia public schools, brought suit in the United States District Court for the Eastern District of Pennsylvania against the Governor, the Secretary of Education, the Chairman of the State Board of Education, and the Treasurer. The plaintiffs claim that the Commonwealth's system for funding public schools has the effect of discriminating on the basis of race and violates Title VI of the Civil Rights Act of 1964.

      The plaintiffs have asked the court to declare the funding system to be illegal, to enjoin the defendants from violating the regulation in the future and to award counsel fees and costs.

      The District Court allowed two groups to intervene. The Philadelphia Federation of Teachers intervened on the side of the plaintiffs, while several leaders of the Pennsylvania General Assembly intervened on the side of the defendants. In addition, the U.S. Department of Justice intervened to defend against a claim made by the legislator intervenors that a statute waiving states' immunity under the Eleventh Amendment to the U.S. Constitution for Title VI claims is unconstitutional.

      The District Court found that the plaintiffs had failed to state a claim under Title VI and dismissed the action in its entirety with prejudice. The plaintiffs appealed. In August 1999, the U.S. Court of Appeals for the Third Circuit reversed the District Court's dismissal of the action and remanded the case for further proceedings including the filing of an answer. The defendants and legislator intervenors have filed for writ of certiorari with the U.S. Supreme Court. In December 1999, the Supreme Court denied the petitions. In the District Court, the parties began the process of discovery. However, on June 23, 2000, by agreement of the parties, the District Court stayed all proceedings and placed the case in civil suspense. Since that time, the Governor of Pennsylvania and the Secretary of Education together with the Mayor of Philadelphia entered into an agreement that resulted in the designation of the Philadelphia School District as distressed under the School Code. Prior to making that agreement the governmental plaintiffs and the defendants in POWELL asked the District Court to stay all proceedings in the case until the end of October 2001. The non-governmental plaintiffs in POWELL oppose the stay. The District Court has yet to rule on the motion for stay. In the meantime, no other activity has occurred in the District Court.

      COUNTY OF ALLEGHENY V. COMMONWEALTH OF PENNSYLVANIA. In December 1987, the Supreme Court of Pennsylvania held in COUNTY OF ALLEGHENY V. COMMONWEALTH OF PENNSYLVANIA that the statutory scheme for county funding of the judicial system is in conflict with the Pennsylvania Constitution. However, the Supreme Court of Pennsylvania stayed its judgment to afford the General Assembly an opportunity to enact appropriate funding legislation consistent with its opinion and ordered that the prior system of county funding shall remain in place until this is done.

      The Court appointed retired Justice Frank J. Montemuro, Jr. as special master to devise and submit a plan for implementation. The INTERIM REPORT OF THE MASTER recommended a four phase transition to Commonwealth funding of a unified judicial system, during each of which specified court employees would transfer into the Commonwealth's payroll system. Phase I recommended that the General Assembly provide for an administrative structure of local court administrators to be employed by the Administrative Office of Pennsylvania Courts, a state agency. Numbering approximately 165 people statewide, local court administrators are employees of the counties in which they work. On June 22, 1999, the Governor approved Act 1999-12 under which approximately 165 county-level court administrators are to become employees of the Commonwealth. Act 1999-12 also triggered the release of the appropriations that had been made for this purpose in 1998 and 1999. The remainder of Justice Montemuro's recommendation for later phases remains pending before the Supreme Court of Pennsylvania.

      PPG INDUSTRIES, INC. V. COMMONWEALTH OF PENNSYLVANIA. By decision dated November 30, 2001, the Pennsylvania Supreme Court held that the manufacturing exemption to Pennsylvania's capital stock/franchise tax discriminates against interstate commerce in violation of the Commerce Clause of the United States Constitution. Accordingly, the Court ordered the manufacturing exemption severed from the capital stock/franchise tax. Further the Court directed the Commonwealth must forthwith provide a retrospective remedy to taxpayers along the lines of those provided by the U.S. Supreme Court in McKession v. Division of Alcoholic Beverages and Tobacco, Dept. of Business Regulation of Florida, 496 U.S. 18 (1990), i.e., (1) refunds for those taxpayers who were discriminated against by the unlawful exemption, (2) additional assessments against those who benefited by the unlawful exemption, or (3) some combination of the two so long as any remedy does not discriminate against interstate commerce. During the course of this litigation, the General Assembly enacted amendments to the Tax Reform Code of 1971, which presumptively cure the constitutional problem with the tax after January 1, 1999, but do not impact on the tax during the years involved in this litigation.

      PPG filed with the court a petition for reconsideration of its November 30, 2001, Opinion and Order which the Court denied by per curium order dated February 1, 2002. The retrospective remedy announced by the Commonwealth on April 29, 2002 appears to be revenue neutral.

      UNISYS CORPORATION V. COMMONWEALTH. Taxpayer challenges the statutory three-factor apportionment formula used for the apportionment of capital stock value in the franchise tax on constitutional and statutory (fairness) grounds. The case was argued before the Commonwealth Court en banc, which issued its decision on March 8, 1999 sustaining the statute from the constitutional challenge in favor of the Commonwealth. However, it ruled in favor of the taxpayer's fairness argument. The Commonwealth appealed from this decision to the Pennsylvania Supreme Court and the taxpayer cross-appealed. Briefs were filed by both parties during 1999. The Pennsylvania Supreme Court held oral argument in December 2000. The Court has yet to render a decision.

      NORTHBROOK LIFE INSURANCE CO. This case is the lead case in potential litigation with the entire insurance industry that does business in Pennsylvania. Currently, the Commonwealth Court has docketed in excess of 40 cases representing 20 or more insurance companies. Dozens of additional cases are being held pending this litigation at the administrative boards.

      The cases challenge the Department of Revenue's application of portions of the Life and Health Guarantee Association Act of 1982 which establishes a funding mechanism to fulfill defaulted obligations of insurance companies under life and health insurance policies and annuities contracts to insured Pennsylvania residents. In accordance with this funding mechanism, other insurance companies are assessed to provide the funds due to Pennsylvania residents insured from insurance companies which have become insolvent or are otherwise in default to its insureds. The assessed insurance companies may claim a credit against their gross premiums tax liability based on such assessments.

      The Department of Revenue allowed credits for assessments paid on taxable annuity considerations. Credits were not allowed for assessments paid on non-taxed annuities. There is no provision in the insurance law that restricts the credit to only the assessments paid on taxable annuities. Taxpayers want the credit for assessments paid on all annuities, both during the period that annuities were taxed and going forward. Settlement negotiations continue and the matter is also being prepared for litigation. Estimates of refund potential vary widely, ranging from $50 million to $300 million.





                                   APPENDIX B


                             Risk Factors--Investing
                     in Massachusetts Municipal Obligations

      The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the Commonwealth of Massachusetts (the "Commonwealth") available as of the date of this Statement of Additional Information. While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material aspects.

RECENT DEVELOPMENTS

      FISCAL 2002. Recent Commonwealth tax collections have lagged the prior year by substantial margins, resulting in reduced tax revenue estimates and budget adjustments. As compared to the fiscal 2002 consensus tax revenue estimate of $14.750 billion agreed to in April 2002, year-to-date tax collections through May 2002 were $292 million below the midpoint of the benchmark range. The Commonwealth currently projects fiscal 2002 tax revenue to be approximately $470 million lower than the consensus tax revenue estimate, or approximately $14.280 billion. Due to workforce reductions, processing of tax year 2001 income tax returns has been delayed. It is not expected that the ongoing delay in processing tax year 2001 income tax returns will have a material impact on the deposit of payments with those returns during fiscal 2002 or 2003.

      On March 9, 2002 federal legislation was enacted that allows an additional first-year depreciation deduction for corporations equal to 30% of the cost of certain types of property purchased on or after September 11, 2001 and before September 11, 2004. Under Commonwealth law, corporations had been taxed on the basis of their net income as calculated for federal taxation purposes, after depreciation allowances are deducted. As a result, the taxable income of incorporations and unincorporated businesses subject to Commonwealth tax was expected be reduced in tax years 2001 through 2003 by the new federal depreciation deduction, be increased for approximately 11 years thereafter, and in the long-run be approximately revenue neutral. The Acting Governor signed into law a bill that "decoupled" the Massachusetts revenue code from federal depreciation provisions and effectively repealed the additional depreciation deduction under Commonwealth tax. However, since corporate taxpayers had already adjusted their payments due on March 15, 2002, the Department of Revenue estimates that the impacts of the federal provision were to reduce fiscal 2002 tax revenue collections by $30 million, and increase fiscal 2003 tax collections by the same amount.

      On April 23, 2002, the Acting Governor filed a capital outlay bill that moved approximately $102 million of the pay-as-you-go capital projects to bond funding. The Commonwealth anticipates a one-time transfer of $50 million of bond cap from fiscal 2002 to fiscal 2003.

      On May 17, 2002, the Acting Governor signed into law a bill that included approximately $371 million of supplemental appropriations, including the use of approximately $408 million in reserves to balance the fiscal 2002 budget.
These revenues include $200 million from the Stabilization Fund, $115 million from pay-as-you-go capital funds, $56 million from the Caseload Mitigation Fund, $35 million from the Medical Security Trust, and $1.4 million from the Voting Equipment Revolving Loan Fund. The legislation also extended the Commonwealth's pension funding schedule to 2023, and reduced the fiscal 2002 pension funding payment by $134 million. It also drew $60 million from the fiscal 2002 tobacco settlement and reduced the Capital Needs Investment Trust by $23 million in fiscal 2002. This legislation gives effect to an agreement announced by the Acting Governor and legislative leaders on April 15, 2002 to address the fiscal 2002 budget shortfall. In addition to the legislation that was enacted on May 17, 2002, the agreement among the Acting Governor and legislative leaders called for $40 million in savings resulting from management initiatives relating to the Commonwealth's debt and $24 million in unspecified savings, which will be identified through further review and negotiation.

      On May 23, 2002, the Acting Governor filed legislation that proposes using approximately $509 million of certain reserve funds for the purposes of balancing the current fiscal year budget. These fund transfers include up to $310 million form the Stabilization Fund to the General Fund, $90 million from the Health Care Security Trust Fund to the General Fund and $109 million from the Health Care Security Trust Fund to the Children's and Seniors' Health Care Assistance Fund.

      On June 24, 2002 the Legislature approved a bill authorizing the transfer of up to $300 million from the Stabilization Fund to the General Fund, which bill is expected to be signed by the Acting Governor. In the event that revenue and other authorized funds should prove insufficient to pay required expenditures, a variety of actions may be taken under the state budgetary process to address the shortfall, some of which would not require legislative authorization.

      FISCAL 2003 BUDGET. On April 15, 2002, the Acting Governor and legislative leaders reached a consensus on the fiscal 2003 tax revenue estimate of $14.716 billion. The Department of Revenue estimated that $684 million of sales tax revenue dedicated to the MBTA is included in the $14.716 billion figure. On June 11, 2002, the Commonwealth revised its fiscal 2003 tax revenue estimate downward to $14.175 billion, based on its forecast of lower growth in income and corporate tax revenue in fiscal 2003 than previously projected. The Department of Revenue's revised estimate assumes that tax cuts scheduled to take effect under current tax law will remain in effect. However, both the House and Senate have proposed new tax legislation that would increase fiscal 2003 tax revenue collections if enacted.

      Both the budget proposed by the House and that of the Senate would provide for new tax revenues estimated to add approximately $1.06 to $1.2 billion to fiscal 2003 revenues. Both proposals also would move off-budget Medicaid expenditures estimated by the Executive Office of Administration and Finance at approximately $300 million to $375 million for fiscal 2003. In anticipation that a general appropriation act for fiscal 2003 may not be enacted by the start of the fiscal year on July 1, 2002, an interim budget was approved by the Legislature on June 24, 2002 to allow state services to continue for the first month of fiscal 2003.

REVENUE

      In order to fund its programs and services, the Commonwealth collects a variety of taxes and receives revenues from other non-tax sources, including the federal government and various fees, fines, court revenues, assessments, reimbursements, interest earnings and transfers from its non-budgeted funds.
In fiscal 2001 on a generally accepted accounting principles basis, approximately 68.0% of the Commonwealth's annual budgeted revenues were derived from state taxes. In addition, the federal government provided approximately 21.9% of such revenues, with the remaining 10.1% provided from departmental revenues and transfers from non-budgeted funds.

      TAXES. The major components of state taxes are the income tax, which is projected to account for approximately 56% of total tax revenues in fiscal year 2002, the sales and use tax, which is projected to account for approximately 25%, and the corporations and other business and excise taxes (including taxes on insurance, financial institutions and public utility corporations), which are projected to account for approximately 8%. Other tax and excise sources are projected to account for the remaining 11% of total fiscal 2002 tax revenues.

      INCOME TAX. The Commonwealth assesses personal income taxes at flat rates, according to classes of income, after specified deductions and exemptions. A rate of 5.3% is applied to most types of income, effective January 1, 2002, and is scheduled to be reduced to 5.0% on January 1, 2003 and thereafter. The tax rate on gains from the sale of capital assets held for one year or less and from the sale of collectibles is 12%, and the tax rates on gains from the sale of capital assets owned more than one year range from 5% to 1%. Beginning in tax year 2001, gains from capital assets held for more than six years are not subject to tax. Interest on obligations of the United States and of the Commonwealth and its political subdivisions is exempt from taxation.

      SALES AND USE TAX. The Commonwealth imposes a 5% sales tax on retail sales of certain tangible properties (including retail sales of meals) transacted in the Commonwealth and a corresponding 5% use tax on the storage, use or other consumption of like tangible properties brought into the Commonwealth. However, food, clothing, prescribed medicine, materials and produce used in food production, machinery, materials, tools and fuel used in certain industries, and property subject to other excises (except for cigarettes) are exempt from sales taxation. The sales and use tax is also applied to sales of electricity, gas and steam for certain nonresidential use and to nonresidential and most residential use of telecommunications services.

      Beginning July 1, 2000, pursuant to "forward funding" legislation contained in the fiscal 2000 budget, a portion of the Commonwealth's receipts from the sales tax, generally the amount raised by a 1% sales tax with an inflation-adjusted floor, is dedicated to the MBTA under a trust fund mechanism that does not permit future Legislatures to divert the funds. In fiscal 2002, the amount of such sales tax receipts is estimated to be $664 million.

      BUSINESS CORPORATIONS TAX. Business corporations doing business in the Commonwealth, other than banks, trust companies, insurance companies, railroads, public utilities and safe deposit companies, are subject to an excise that has a property measure and an income measure. The value of Commonwealth tangible property (not taxed locally) or net worth allocated to the Commonwealth is taxed at $2.60 per $1,000 of value. The net income allocated to the Commonwealth, which is based on net income for federal taxes, is taxed at 9.5%. The minimum tax is $456. Both rates and the minimum tax include a 14% surtax. Under a 1996 Commonwealth law, affected corporations are required to increase their numbers of employees by 5% per year for five years, subject to exceptions for adverse economic conditions affecting the stock market or the amount of assets under their management. The Department of Revenue has estimated that the changes resulted in a revenue reduction of approximately $28 million in fiscal 1997, $99 million in fiscal 1998, $126 million in fiscal 1999, $139 million in fiscal 2000, and $118 million in fiscal 2001. The changes are forecast to reduce revenues by approximately $120 million in fiscal 2002. These estimates do not take into account additional tax revenue generated by increased economic activity that may have been stimulated by the tax cuts.

      BANK TAX. Commercial and savings banks are subject to an excise tax of 12.54%. A 1995 tax cut, which was fully implemented in fiscal 2000, is estimated to have an annualized value of approximately $30 million, taking into account an $18 million annualized gain resulting from the effect of provisions in the 1995 legislation that applied the tax to out-of-state banks and other financial institutions not previously taxed.

      INSURANCE TAXES. Life insurance companies are subject to a 2% tax on gross premiums; domestic companies also pay a 14% tax on net investment income. Property and casualty insurance companies are subject to a 2% tax on gross premiums, plus a 14% surcharge for an effective tax rate of 2.28%; domestic companies also pay a 1% tax on gross investment income. A 1998 reduction in several of these taxes is estimated to impact the fiscal 1999 cost of these changes of $5 million, and the estimated fully phased-in aggregate annual value of these tax reductions is $39 million.

      OTHER TAXES. Other tax revenues are derived by the Commonwealth from motor fuels excise taxes, cigarette and alcoholic beverage excise taxes, estate and deed excises and other tax sources. A portion of the Commonwealth's motor fuels excise tax receipts, estimated to be approximately $190.6 million in fiscal 2002, is pledged to pay the debt service on certain special obligation bonds of the Commonwealth. Certain taxes related to tourism and conventions, including a 2.75% convention center financing fee imposed on hotel room occupancy in four Massachusetts cities, are pledged to support special obligation bonds to be issued to finance certain convention centers.

      FEDERAL AND OTHER NON-TAX REVENUES. Federal revenue is collected through reimbursements for the federal share of entitlement programs such as Medicaid and, beginning in federal fiscal 1997, through block grants for programs such as Transitional Assistance to Needy Families ("TANF"). The amount of federal revenue to be received is determined by state expenditures for these programs. The Commonwealth receives reimbursement for approximately 50% of its spending for Medicaid programs. Block grant funding for TANF is received quarterly and is contingent upon a maintenance of effort spending level determined annually by the federal government.

      Departmental and other non-tax revenues are derived from licenses, tuition, registrations and fees, and reimbursements and assessments for services. A revenue maximization pilot project has yielded additional net federal reimbursement and other non-tax revenues of approximately $214.4 million in the aggregate during fiscal 1997 to fiscal 2001, inclusive.

      The Commonwealth began in fiscal 1997 to phase in a one-time (rather than annual) passenger vehicle registration fee, which had the effect of reducing fiscal 1998 revenues by $13.8 million and reducing revenues annually thereafter by approximately $55 million until annual fees were reinstated in May 2000.

      For the budgeted operating funds, interfund transfers include transfers of profits from the State Lottery and Arts Lottery Funds and reimbursements for the budgeted costs of the State Lottery Commission, which accounted for $770.2 million, $848.4 million, $870.0 million, $902.1 million and $931.6 million in fiscal 1997 through 2001, respectively, and which are expected to account for $778.1 million in fiscal 2002.

      In 1994, the voters approved an increase in the portion of gasoline tax revenue credited to the Highway Fund, one of the Commonwealth's three major budgeted funds, prohibition of the transfer of money from the Highway Fund to other funds for non-highway purposes and exclusion of the Highway Fund balance from the computation of the "consolidated net surplus" for purposes of state finance laws. The initiative petition also provided that no more than 15% of gasoline tax revenues could be used for mass transportation purposes, such as expenditures related to the MBTA. On four occasions, the Legislature has postponed the effective date of the provision that would exclude the Highway Fund balance from the computation of the "consolidated net surplus." The most recent postponement, enacted in 2000, changed the effective date of the provision to July 1, 2002.

      TOBACCO SETTLEMENT. On November 23, 1998, the Commonwealth joined with other states in a master settlement agreement that resolved the Commonwealth's and other states' litigation against the cigarette industry. Under the agreement, cigarette companies have agreed to make both annual payments (in perpetuity) and five initial payments (for the calendar years 1999 to 2003, inclusive) to the settling states. Each payment amount is subject to applicable adjustments, reductions and offsets, including upward adjustments for inflation and downward adjustments for decreased domestic cigarette sales volume. The Commonwealth's allocable share of the base amounts payable under the master settlement agreement is approximately 4.04%. The Commonwealth has estimated its allocable share of the base amounts under the agreement over the next 25 years to be approximately $7.6 billion, without regard to any potential adjustments, reductions or offsets.

      The Commonwealth was also awarded $414 million from a separate Strategic Contribution Fund established under the master settlement agreement to reward certain states' particular contributions to the national tobacco litigation effort. This additional amount is payable in equal annual installments during the years 2008 through 2017. The amounts that might be payable, if any, by the Commonwealth for legal costs in relation to the tobacco litigation cannot be determined at this time. The outside attorneys for the Commonwealth were awarded approximately $775 million in fees to be paid over time by the tobacco companies. The outside attorneys have filed a breach of contract claim regarding the fee agreement.

      During fiscal 2000, the Legislature enacted two related laws to provide for disposition of the tobacco settlement payments. The legislation created a permanent trust fund (the Health Care Security Trust) into which the Commonwealth's tobacco settlement payments (other than payments for attorneys' fees) are to be deposited. The legislation contemplated that a portion of the monies in the trust fund would be available for appropriation by the Legislature to supplement existing levels of funding for health-related services and programs, and the remainder of the monies in the trust fund would be held as a reserve fund and would not be appropriated. For fiscal 2000 through 2004, the amounts to be available for such purposes were stipulated to be $91.2 million, $94 million, $96 million, $99 million and $100 million, respectively, adjusted for the discounted amounts received by the Commonwealth in comparison to the master settlement agreement. The GAA for fiscal 2002 changed this formula to 50% of amounts received in the settlement for fiscal 2002, 2003 and 2004. Beginning with fiscal 2005, 30% of the annual payments (not including any Strategic Contribution Fund payments) and 30% of the earnings on the balance in the trust fund are to be available for such purposes. The Administration estimates that approximately $266.7 million of the settlement will be paid into the Health Care Security Trust in fiscal 2002, of which approximately $133.4 million will be made available for spending through the Tobacco Settlement Fund. The Administration also plans to spend in fiscal 2002 approximately $15.1 million from the Tobacco Settlement Fund that was retained from prior years. On March 14, 2002, the Acting Governor proposed spending 100% of the 2003 annual tobacco settlement payment in fiscal 2003.

EXPENDITURES

      COMMONWEALTH FINANCIAL SUPPORT FOR LOCAL GOVERNMENTS. The Commonwealth makes substantial payments to its cities, towns and regional school districts ("Local Aid") to mitigate the impact of local property tax limits on local programs and services. In fiscal 2002, approximately 22.8% of the Commonwealth's projected spending is estimated to be allocated to direct Local Aid. Local Aid payments to cities, towns and regional school districts take the form of both direct and indirect assistance. Direct Local Aid consists of general revenue sharing funds and specific program funds sent directly to local governments and regional school districts, excluding certain pension funds and nonappropriated funds.

      As a result of comprehensive education reform legislation enacted in June 1993, a large portion of general revenue sharing funds are earmarked for public education and are distributed through a formula designed to provide more aid to the Commonwealth's poorer communities. All of the budgets in fiscal 1994 through fiscal 2002 have fully funded the requirements imposed by this legislation.

      Another component of general revenue sharing, the Lottery and Additional Assistance programs, provides unrestricted funds for municipal use. There are also several specific programs funded through direct Local Aid, such as highway construction, school building construction, and police education incentives.

      In addition to direct Local Aid, the Commonwealth has provided substantial indirect aid to local governments, including, for example, payments for MBTA assistance and debt service, pensions for teachers, housing subsidies and the costs of court and district attorneys that formerly had been paid by the counties. Beginning July 1, 2000, Commonwealth support for the MBTA took the form of dedicated tax revenues.

      PROPERTY TAX LIMITS. In November 1980, voters in the Commonwealth approved a statewide tax limitation initiative petition, commonly known as Proposition 2 1/2, to constrain levels of property taxation and to limit the charges and fees imposed on cities and towns by certain governmental entities, including county governments. Between fiscal 1981 and fiscal 2001, the aggregate property tax levy grew from $3.346 billion to $7.520 billion, representing an increase of approximately 124.7%. By contrast, according to the Federal Bureau of Labor Statistics, the consumer price index for all urban consumers in Boston grew during the same period by approximately 108.5%

     Many communities have responded to the limitation imposed by Proposition 2 1/2 through statutorily permitted overrides and exclusions. In fiscal 2001, 36 communities had successful override referenda which added an aggregate of approximately $20.5 million to their levy limits. In fiscal 2001, the impact of successful override referenda going back as far as fiscal 1993 was to raise the levy limits of 134 communities by approximately $97.4 million.

      MEDICAID. The Medicaid program provides health care to low-income children and families, low income adults, the disabled, and the elderly. The program, which is administered by the Division of Medical Assistance, receives 50% in federal reimbursement on most Medicaid expenditures. Beginning in fiscal 1999, payments for some children's benefits are 65% federally reimbursable under the federal Children's Health Insurance Program for states. Federal reimbursement is also available in the event that a state opts, with federal approval, to expand eligibility to include additional groups. In recent years, the Commonwealth has expanded its Medicaid program to provide comprehensive health and long-term care services for many families, children and elderly and disabled persons whose incomes otherwise would exceed eligibility criteria for federal public assistance.

      Over a quarter of the Commonwealth's budget is slated for health care programs. In fiscal 2001, Medicaid accounted for more than half of the Commonwealth's appropriations for health care. It was the largest item in the Commonwealth's budget other than direct Local Aid and has been one of the fastest growing budget items. During fiscal 1997, 1998, 1999, 2000, and 2001 Medicaid expenditures were $3.456 billion, $3.666 billion, $3.856 billion, $4.270 billion and $4.642 billion, respectively. The average annual growth rate of Medicaid expenditures from fiscal 1997 to fiscal 2001 was 8.1%. However, during the period from 1997-2001, as a result of expansion in eligibility criteria and increasing enrollment, the number of members enrolled in Medicare grew 39%, from 687,000 to 955,000. Expenditures increased by 9.5% from fiscal 2000 to fiscal 2001. The Executive Office for Administration and Finance projects fiscal 2002 expenditures to be $5.259 billion, an increase of 13.3% over fiscal 2001. In recent years, Medicaid expenditures have consistently exceeded initial appropriation amounts. In fiscal 2001, $300 million was provided through supplemental appropriations to the Medicaid programs.

      During the first six months of fiscal 2002, as the economy entered a recession Medicaid enrollment growth was higher compared to fiscal 2001 enrollment growth during the same period. The number of Medicaid members increased by 3.1% during the first six months of fiscal 2002, compared to a 1.7% increase in members during the same period in fiscal 2001. Continued economic recession is expected to lead to accelerated Medicaid enrollment in fiscal 2002 and 2003. Pharmacy assistance to seniors, a program begun in fiscal 1998, grew in fiscal 2001 by 88.6% from fiscal 2000. Pharmacy assistance constituted less than 1% of Medicaid spending in fiscal 2001.

      Several factors are influencing the increasing costs of health care, including patient volume shifts, pharmacy prices and utilization, wage pressure and technological advances. In fiscal 2001, the Commonwealth spent over $170 million in rate increases to providers and supplemental financial assistance to distressed health care providers. Medicaid expenditures for nursing home care increased from $1.337 billion in fiscal 2000 to approximately $1.391 billion in fiscal 2001, and currently amount for 29% of the Medicaid budget. In fiscal 2001, over 35,000 elderly and disabled citizens were cared for in nursing homes each month paid by Medicaid, at an annual cost per beneficiary of approximately $40,200. Medicaid patients account for over 70% of all nursing home patients in the Commonwealth.

      OTHER HEALTH AND HUMAN SERVICES. Other health and human services spending for fiscal 2001 included expenditures for the Department of Mental Retardation ($953.2 million), Department of Mental Health ($610.3 million), Department of Social Services ($649.4 million), Department of Public Health ($497.4 million) and other human service programs ($694.7 million).

      SENIOR PHARMACY PROGRAM. The comprehensive senior pharmacy program, now administered at the Executive Office of Elder Affairs and called "Prescription Advantage," began in April 2001. Prescription Advantage is expected to cost approximately $80 million in fiscal 2002 and $100 million in fiscal 2003.

      PUBLIC ASSISTANCE. The Commonwealth administers four major programs of income assistance for its poorest residents: Transitional Aid to Families with Dependent Children, Emergency Assistance, Emergency Aid to the Elderly, Disabled and Children and the state supplement to federal Supplemental Security Income.

     COMMONWEALTH PENSION OBLIGATIONS. The Commonwealth is responsible for the payment of pension benefits for Commonwealth employees (members of the state employees' retirement system) and for teachers of the cities, towns and regional school districts throughout the state (including members of the teachers' retirement system and teachers in the Boston public schools, who are members of the State-Boston retirement system but whose pensions are also the responsibility of the Commonwealth). Employees of certain independent authorities and agencies, such as the Massachusetts Water Resources Authority, and of counties, cities and towns (other than teachers) are covered by 104 separate retirement systems. The Commonwealth assumed responsibility, beginning in fiscal 1982, for payment of cost of living adjustments for the 104 local retirement systems, in accordance with the provisions of Proposition 2 1/2. However, in 1997 legislation was enacted removing from the Commonwealth the cost of future cost-of-living adjustments for these local retirement systems and providing that local retirement systems fund future cost-of-living adjustments. Pension benefits for state employees are administered by the State Board of Retirement, and pension benefits for teachers are administered by the Teachers' Retirement Board. Investment of the assets of the state employees' and teachers' retirement systems is managed by the Pension Reserves Investment Management Board. In the case of all other retirement systems, the retirement board for the system administers pension benefits and manages investment of assets. The members of these state and local retirement systems do not participate in the federal Social Security System.

      HIGHER EDUCATION. The Commonwealth's system of higher education includes the five-campus University of Massachusetts, nine state colleges and 15 community colleges. The system is coordinated by the state Board of Higher Education, and each institution is governed by a separate board of trustees. The operating revenues of each institution consist primarily of state appropriations and of student and other fees that may be imposed by the board of trustees of the institution. Tuition levels are set by the Board of Higher Education, and tuition revenue is required to be remitted to the State Treasurer by each institution. The board of trustees of each institution submits operating and capital budget requests annually to the Board of Higher Education. The Legislature appropriates funds for the higher education system in the Commonwealth's annual operating budget in various line items for each institution.

      OTHER PROGRAM EXPENDITURES. The remaining $4.660 billion in estimated expenditures on other programs and services for fiscal 2002 covers a wide variety of functions of state government, including expenditures for the Judiciary ($590 million), District Attorneys ($79.8 million) and the Attorney General ($35.7 million) and for the Executive Offices for Administration and Finance ($580.2 million), Environmental Affairs ($227.7 million), Transportation and Construction ($108.0 million), Public Safety ($877.8 million), Elder Affairs ($175.8 million), the Department of Housing and Community Development ($118.2 million), and Group Insurance ($704.5 million).

CAPITAL SPENDING

      Since fiscal 1992 the Executive Office for Administration and Finance has maintained a five-year capital spending plan, including an annual administrative limit on the amount of capital spending to be financed by bonds issued by the state. In fiscal 1992 the annual limit was set at approximately $825 million. During fiscal 1998 the limit was raised to approximately $1.0 billion and to $1.2 billion for fiscal 2002. Actual bond-financed capital expenditures during fiscal 1997, 1998, 1999, 2000 and 2001 were approximately $955 billion, $1.0 billion, $1.0 billion, $999 million and $1.0 billion, respectively. Capital spending for fiscal 2002 through fiscal 2006 to be financed from general obligation bonds issued by the state is forecast at $6 billion, which is significantly below legislatively authorized capital spending levels. The five-year capital plan contemplates that the estimated level of Commonwealth capital spending will leverage approximately $2.287 billion in federal highway funding.

      CENTRAL ARTERY/TED WILLIAMS TUNNEL PROJECT. The largest single component of the Commonwealth's capital program currently is the Central Artery/Ted Williams Tunnel Project (the "CA/T Project"), a major construction project that is part of the completion of the federal interstate highway system. The project involves the depression of a portion of Interstate 93 in downtown Boston (the Central Artery), which is now an elevated highway, and the construction of a new tunnel under Boston harbor (the Ted Williams Tunnel) to link the Boston terminus of the Massachusetts turnpike (Interstate 90) to Logan International Airport and points north. The total cost of the CA/T Project was estimated to be $14.625 billion. As of March 31, 2002, construction was 79.8% completed. The scheduled completion date currently is estimated to be extended to February 2005.

      GENERAL AUTHORITY TO BORROW. Under its constitution, the Commonwealth may borrow money (a) for defense or in anticipation of receipts from taxes or other sources, any such loan to be paid out of the revenue of the year in which the loan is made, or (b) by a two-thirds vote of the members of each house of the Legislature present and voting thereon. The constitution further provides that borrowed money shall not be expended for any other purpose than that for which it was borrowed or for the reduction or discharge of the principal of the loan. In addition, the Commonwealth may give, loan or pledge its credit by a two-thirds vote of the members of each house of the Legislature present and voting thereon, but such credit may not in any manner be given or loaned to or in aid of any individual, or of any private association, or of any corporation which is privately owned or managed.

      GENERAL OBLIGATION DEBT. The Commonwealth issues general obligation bonds and notes pursuant to Commonwealth law. General obligation bonds and notes issued thereunder are deemed to be general obligations of the Commonwealth to which its full faith and credit are pledged for the payment of principal and interest when due, unless specifically provided otherwise on the face of such bond or note.

      NOTES. The Commonwealth is authorized to issue short-term general obligation debt as revenue anticipation notes or bond anticipation notes. Revenue anticipation notes may be issued by the Treasurer in any fiscal year in anticipation of the receipts for that year and must be repaid no later than the close of the fiscal year in which they are issued. Bond anticipation notes may be issued by the Treasurer in anticipation of the issuance of bonds, including special obligation convention center bonds. The Commonwealth currently has liquidity support for a $1.0 billion commercial paper program for general obligation notes, through a $200 million letter of credit which expires on December 28, 2003, and four $200 million credit lines, available through September 2002, September 2004, December 2004 and March 2005, respectively.

      SYNTHETIC FIXED RATE BONDS. In connection with the issuance of certain general obligation bonds that were issued as variable rate bonds, the Commonwealth has entered into interest rate exchange (or "swap") agreements with certain counterparties pursuant to which the counterparties are obligated to pay the Commonwealth an amount equal to the variable rate payment on the related bonds and the Commonwealth is obligated to pay the counterparties a stipulated fixed rate. Only the net difference in interest payments is actually exchanged with the counterparty, and the Commonwealth is responsible for making the interest payments to the variable rate bondholders. The effect of the agreements is to fix the Commonwealth's interest payment obligations with respect to the variable rate bonds. The Commonwealth will be exposed to a variable rate if the counterparties default or if the swap agreements are terminated. Termination of a swap agreement may also result in the Commonwealth's making or receiving a termination payment. As of March 1, 2002, the amount of such variable rate bonds outstanding was $1.267 billion.

     SPECIAL OBLIGATION DEBT. HIGHWAY FUND. The Commonwealth is authorized to issue special obligation bonds secured by all or a portion of revenues accounted to the Highway Fund. Revenues which are currently accounted to the Highway Fund are primarily derived from taxes and fees relating to the operation or use of motor vehicles in the Commonwealth, including the motor fuels excise tax. As of March 1, 2002, the Commonwealth had outstanding $542.2 million of such special obligation bonds, including $5.1 million of such bonds secured by a pledge of 2(cent) of the 21(cent) motor fuels excise tax and $537.1 million secured by a pledge of an additional 4.86(cent) of the motor fuels excise tax and certain other moneys. After June 1, 2002, all outstanding special obligation highway bonds will be secured by a pledge of 6.86(cent) of such excise tax.

      BOSTON CONVENTION AND EXHIBITION CENTER FUND. The Commonwealth is authorized to issue $676.9 million of special obligation bonds for the purposes of a new convention center in Boston ($609.4 million), the Springfield Civic Center ($48.5 million) and the Worcester convention center ($19 million). The bonds are to be payable from moneys credited to the Boston Convention and Exhibition Center Fund created by legislation, which include the receipts from a 2.75% convention center financing fee added to the existing hotel tax in Boston, Cambridge, Springfield and Worcester, sales tax receipts from establishments near the proposed Boston facility, a surcharge on car rentals in Boston, a parking surcharge at all three facilities, the entire hotel tax collected at hotels located near the new Boston facility, and all sales tax and hotel tax receipts at new hotels in Boston and Cambridge. To date, no such bonds have been issued. However, $350 million of general obligation bond anticipation notes have been issued.

LITIGATION

      There are pending in state and federal courts within the Commonwealth and in the Supreme Court of the United States various suits in which the Commonwealth is a party. In the opinion of the Attorney General, no litigation is pending or, to his knowledge, threatened which is likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition.

      COMMONWEALTH PROGRAMS AND SERVICES. From time to time actions are brought against the Commonwealth by the recipients of governmental services, particularly recipients of human services benefits, seeking expanded levels of services and benefits and by the providers of such services challenging the Commonwealth's reimbursement rates and methodologies. To the extent that such actions result in judgments requiring the Commonwealth to provide expanded services or benefits or pay increased rates, additional operating and capital expenditures might be needed to implement such judgments. In June 1993, in HANCOCK V. COMMISSIONER OF EDUCATION, the Supreme Judicial Court ruled that the Massachusetts Constitution imposes an enforceable duty on the Commonwealth to provide public education for all children in the Commonwealth and that the Commonwealth was not at that time fulfilling this constitutional duty. Comprehensive education reform legislation was approved by the Legislature and the Governor later in June 1993. Plaintiffs filed a motion for further relief in which they argue that the Commonwealth has not complied with its obligations and sought declaratory and injunctive relief. Defendants filed an opposition motion on January 31, 2000 arguing that the Commonwealth had met its obligations by taking appropriate steps within a reasonable time to implement education reform. The pleadings have been amended to add and drop parties. Discovery has commenced.

      ROLLAND V. SWIFT is a class action by mentally retarded nursing home patients seeking community placements and services. The court approved a settlement agreement entered into by the parties which will provide certain benefits to nursing home residents with mental retardation and other developmental disabilities until 2007. The Department of Mental Retardation estimates that the agreement will cost approximately $5 million per fiscal year for seven years. In March 2001, the court found the defendants in noncompliance with the settlement agreement and lifted the agreement's stay of litigation concerning the provision of services to nursing home residents. In addition, on May 3, 2002 the court ruled that the Commonwealth is obligated to provide "active treatment" to plaintiffs and required the Commonwealth to take certain steps within specified periods to comply with such obligation. Defendants intend to appeal the order.

      In RAMOS V. MCINTIRE plaintiffs allege that the Department of Transitional Assistance violated state and federal law, including the Americans with Disabilities Act, by failing to accommodate welfare recipients with learning disabilities in its Employment Services Program. The court has denied, without prejudice, plaintiffs' motions for class certification and injunctive relief. If the case remains limited to the two existing plaintiffs, potential liability will likely be under $50,000. However, if the Court at some point allows a motion for class certification potential liability could increase to $33.5 million. The Court denied a renewed motion for class certification.

      The Division of Medical Assistance (the "DMA") is also engaged in several related lawsuits in which numerous hospitals seek injunctive and declaratory relief from the DMA's implementation of its prepayment review program and its postpayment review program. The hospitals also seek damages consisting of the value of all claims for payment previously denied by the DMA under these two review programs, where the basis for the denial was the DMA's determination that the claims were not medically necessary. The remaining claims for declaratory and injunctive relief could prevent the DMA from continuing to implement the prepayment and postpayment review programs under its current regulations. Since continued implementation of these programs would save the DMA between $6 million and $11 million annually, the DMA's expenditures would increase by that amount if it is barred from implementing these programs.

      ATLANTICARE MEDICAL CENTER V. COMMISSIONER OF THE DIVISION OF MEDICAL ASSISTANCE involves the issuance of overpayment notices when the DMA has paid provider clams and then identifies the presence of third party insurance. The DMA recoups the payments and requires the providers to bill the third party insurer. In this case, eight hospitals challenged the DMA's authority to require the hospitals to bill the insurers and instead wanted the DMA to obtain the payment directly from the insurer. The Superior Court ruled that the DMA's regulations violated federal law. The DMA appealed. An adverse decision in the Appeals Court could cost the DMA approximately $20 million each year in lost recoveries due to Medicare prohibitions on the DMA billing providers and which, in any event, would be difficult for the DMA to pursue without the detailed information providers have about each case.

      In MASSACHUSETTS AMBULANCE ASSOCIATION, INC. V. DIVISION OF MEDICAL ASSISTANCE plaintiff private ambulance companies allege that Medicaid's rates of reimbursement for ambulance services are unlawfully insufficient. The complaint includes a confiscation claim for the period covering March 1, 1998 through the present. The case has been settled on the following terms. Defendants have agreed to increase prospectively the rates paid to ambulance services under the Medicaid program. The rates will increase by approximately $15-18 million per year, with half of the amount of the increase to be reimbursed by the federal government. The settlement does not provide relief for prior years.

      BOULET V. CELLUCCI is a class action asserting that the Commonwealth has an obligation under the Medicaid Home and Community Based Services Waiver Program to provide group residencies for adult mentally retarded individuals. The court approved a settlement agreement entered into by the parties that provides for additional annual funding of $22 million in 2002, $18 million in 2003, $15 million in 2004, $15 million in 2005 and $15 million in 2006.

      MASSACHUSETTS EXTENDED CARE FEDERATION ET AL. V. DIVISION OF HEALTH CARE FINANCE AND POLICY AND DIVISION OF MEDICAL ASSISTANCE, ET AL. A nursing home trade association along with eight individual nursing facilities have sued the DMA and the Division of Health Care Finance and Policy seeking to preliminarily and permanently enjoin the existing Medicaid payment rates established for nursing facilities by the Division of Health Care Finance and Policy and to implement higher rates. Plaintiffs challenge several components of the nursing facility rate-setting regulation, including but not limited to the cost adjustment factor, the occupancy standard, standard payments for nursing, the Administrative & General allowance and the total payment adjustment. On February 11, 2002, a hearing on plaintiffs' motion for a preliminary injunction was held in Suffolk Superior Court. Following the hearing, the Court issued an order denying said motion, finding that the plaintiffs failed to show a risk of imminent, irreparable harm. The staff at the Division of Health Care Finance and Policy estimates that if the plaintiffs are successful on all claims, the Commonwealth's liability could exceed $300 million annually, but that such an outcome is unlikely on the merits of the claims.

      ENVIRONMENTAL MATTERS. The Commonwealth is engaged in various lawsuits concerning environmental and related laws, including an action brought by the U.S. Environmental Protection Agency alleging violations of the Clean Water Act and seeking to reduce the pollution in Boston Harbor. Under the Clean Water Act, the Commonwealth may be liable for any cost of complying with any judgment in these or any other Clean Water Act cases to the extent the Massachusetts Water Resources Authority or a municipality is prevented by state law from raising revenues necessary to comply with such a judgment.

      Wellesley College is seeking contribution from the Commonwealth for costs related to environmental contamination on the Wellesley College campus and adjacent areas, including Lake Waban. Such costs may reach $35 million. On September 5, 2001, the court entered judgment incorporating a partial settlement between the parties, under which the College will fund a clean up of hazardous materials at the campus and the northern shoreline of Lake Waban expected to cost approximately $30 million. Subject to legislative appropriation, the Commonwealth will reimburse the College up to a maximum of $1.4 million once the Department of Environmental Protection determines that the clean up has been properly performed. The clean up of the remainder of Lake Waban, downstream areas and groundwater is not addressed under the current clean up plan, as the Department has not yet selected a remedy for these areas. Once a remedy is determined and costs are known, negotiations may be reopened with the College. The Commonwealth and the College have reserved their rights against each other regarding liability for the future clean up costs.

      TAXES AND REVENUES. In GENERAL MILLS, INC. V. COMMISSIONER OF REVENUE, the taxpayer challenges a corporate excise tax, including the proper treatment of the sale of two of its subsidiaries. The total exposure to the Commonwealth, including tax, interest and penalties, is approximately $36 million. The Appellate Tax Board issued a decision awarding an abatement of $634,077. Cross-appeals by the taxpayer and the Commissioner of Revenue followed the issuance of the Appellate Tax Board's findings of fact and report.

      In TENNECO, INC. V. COMMISSIONER OF REVENUE the taxpayer seeks $34.3 million in excise taxes and interest. On September 6, 2000, the Appellate Tax Board issued findings of fact and a report in support of its 1998 decision in favor of the Commission. On October 31, 2000, the taxpayer filed a notice of appeal.

      In EG&G, INC. V. COMMISSIONER OF REVENUE the taxpayer seeks $21.2 million in excise taxes and interest. Trial is scheduled before the Appellate Tax Board in June 2002.

      There are several other tax cases pending which could result in significant refunds if taxpayers prevail. It is the policy of the Attorney General and the Commissioner of Revenue to defend such actions vigorously on behalf of the Commonwealth, and there is no implication that the Commissioner has conceded any liability whatsoever. Approximately $80 million in taxes and interest in the aggregate are at issue in several other cases pending before the Appellate Tax Board or on appeal to the Appeals Court or the Supreme Judicial Court.

      EMINENT DOMAIN. In SPAULDING REHABILITATION HOSPITAL CORPORATION V. MASSACHUSETTS HIGHWAY DEPARTMENT plaintiff filed an action to enforce an agreement to acquire its property by eminent domain, in connection with the CA/T Project. The plaintiff has appealed the Superior Court's dismissal of the complaint. In December 1999, the Spaulding Rehabilitation Hospital filed an eminent domain action concerning the same property, SPAULDING REHABILITATION HOSPITAL CORP. V. COMMONWEALTH. Potential liability in this action could approach $35 million. In BOSTON & MAINE RAILROAD V. COMMONWEALTH the plaintiff may seek $40 million for a taking of land in Cambridge for the CA/T Project.

      PERINI CORP., KIEWIT CONSTR. CORP., JAY CASHMAN, INC., D/B/A PERINI - KIEWIT - CASHMAN JOINT VENTURE V. COMMONWEALTH. In six consolidated cases and related potential litigation, plaintiffs make claims for alleged increased costs arising from differing site conditions and other causes of delay on the CA/T Project. Plaintiffs have asserted claims in excess of $150 million.

      BATES V. DIRECTOR OF THE OFFICE OF CAMPAIGN AND POLITICAL FINANCE. Plaintiffs alleged that the Director of the Office of Campaign and Political Finance was violating the Clean Elections law by declining to distribute public campaign finance funds to qualifying candidates absent a legislative appropriation for that purpose. On January 25, 2002, the Supreme Judicial Court ruled on the merits that the Legislature has a constitutional duty to either appropriate funds necessary to implement the Clean Elections law or to repeal the law. On February 25, 2002, the court ruled that candidates who have been certified under the Clean Elections law, but who have not received funding due to the lack of appropriated funds, are entitled to the entry of money judgments against the Commonwealth in amounts equal to the amount of Clean Elections funding due them. The court accordingly ordered judgment for one plaintiff in the amount of $811,050. That judgment was partially satisfied on February 28, 2002, out of an account appropriated for the payment of damages awards generally, but no further appropriated money is currently available to pay the remainder of the judgment. On April 5, 2002 a single justice of the Supreme Judicial Court granted plaintiffs' motion for issuance of executions to be satisfied by levy and sale of the Commonwealth's real or personal property. Plaintiffs' motion to shorten the notice period for sales of real property, and to set aside any surplus proceeds of such sales to be used to satisfy future judgments, was denied. Subsequently, certain Commonwealth property has been sold at auction to satisfy some of the outstanding portion of the existing judgments, and plaintiffs have identified other Commonwealth property upon which to levy for the balance. On June 11, 2002, the Director of the Office of Campaign and Political Finance advised the Senate Ways and Means Committee that, given the number of candidates who had qualified or still could qualify for Clean Elections funding during the 2002 election cycle, the maximum amount required to fund the Clean Elections system for the 2002 election cycle was estimated at $9,553,461.

      BROWN RUDNICK FREED & GESMER AND LIEFF CABRASER HEIMANN & BERNSTEIN, LLP, ET AL. V. COMMONWEALTH OF MASSACHUSETTS. This is a breach of contract action against the Commonwealth seeking damages and declaratory and injunctive relief based on the Commonwealth's alleged failure to comply with a contingent attorney's fees agreement in connection with the plaintiff law firms' representation of the Commonwealth against the tobacco industry. Plaintiffs seek approximately $562 million. The plaintiffs seek $20 million payable out of previous tobacco settlement payments to the Commonwealth and the balance over a period of years as a percentage of each year's receipts of tobacco settlement funds.

      SWACHMAN V. COMMONWEALTH OF MASSACHUSETTS. The Commonwealth, through its Division of Capital Asset Management, recently took by eminent domain certain property in Worcester to build a new courthouse for Worcester County. Although no case has yet been filed challenging the amount paid by the Commonwealth, it is anticipated that the owner will file an eminent domain action seeking compensation over and above the amount already paid by the Commonwealth for the land and may seek and additional $30 million in such an action.

      ATTORNEY GENERAL INVESTIGATION. On March 20, 2001, the Inspector General of the Commonwealth issued a report to the State Treasurer containing the initial results of a yearlong review of the financial history of the CA/T Project from 1994 to the present. The report asserts that the private joint venture serving as the project's management consultant had provided then-Governor Weld and project officials with project cost estimates of $13.790 billion in November and December 1994, more than five years before comparable estimates were made public by project officials on February 1, 2000. On April 2, 2001, the Attorney General of the Commonwealth confirmed that he had commenced a criminal investigation into the Inspector General's allegations.

      SECURITIES AND EXCHANGE COMMISSION INVESTIGATION. On May 8, 2000, the State Treasurer's office was advised that the staff of the Securities and Exchange Commission was conducting a formal investigation in the matter of "Certain Municipal Securities/Massachusetts Central Artery," pursuant to a formal order of private investigation issued by the Commission.



                                   APPENDIX C
                                Rating Categories

      Description of certain ratings assigned by Standard & Poor's Ratings Services ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Ratings ("Fitch") and Thomson Bank Watch, Inc. ("Bank Watch"):

S&P

LONG-TERM

AAA
An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C
A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D
An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

r
The symbol 'r' is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.
The designation 'N.R.' indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note: The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus
(-) sign designation to show relative standing within the major rating categories.

SHORT-TERM

SP-1
Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is designated with a plus sign (+).

SP-2
Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3
Speculative capacity to pay principal and interest.

COMMERCIAL PAPER

A-1
This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2
Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

A-3
Issues carrying this designation have an adequate capacity for timely payment. The are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B
Issues rated B are regarded as having only speculative capacity for timely payment.

C
This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D
Debt rated 'D' is payment default. The 'D' rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

Moody's

LONG-TERM

Aaa
Bonds rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
Bonds rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the 'Aaa' securities.

A
Bonds rated 'A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa
Bonds rated 'Baa' are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba
Bonds rated 'Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B
Bonds rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa
Bonds rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca
Bonds rated 'Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C
Bonds rated 'C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from 'Aa' through 'Caa'. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

PRIME RATING SYSTEM

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      Leading market positions in well-established industries.

      High rates of return on funds employed.

      Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

MIG/VMIG--U.S. SHORT-TERM

Municipal debt issuance ratings are designated as Moody's Investment Grade
(MIG) and are divided into three levels -- MIG 1 through MIG 3.

The short-term rating assigned to the demand feature of variable rate demand obligations (VRDOs) is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG 1/VMIG 1
This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2
This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3
This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG
This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Fitch

LONG-TERM INVESTMENT GRADE

AAA
Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

LONG-TERM SPECULATIVE GRADE

BB
Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C
High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DD, D
Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. 'DD' ratings indicate potential recoveries in the range of 50% - 90% and 'D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

"+" or "-" Notes to long-term and short -term ratings: A plus (+) or minus (-) sign designation may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category, or to categories below 'CCC' or to short-term ratings other than 'F-1.'

SHORT-TERM

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1
Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2
Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3
Fair credit quality. The capacity for timely payment of financial commitment is adequate; however, near-term adverse changes could result in a reduction non-investment grade.

B
Speculative. Minimal capacity for timely payment of financial commitments plus vulnerability to near-term adverse changes in financial and economic conditions.

C
High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D
Default.  Denotes actual or imminent payment default.

'NR' indicates that Fitch does not rate the issuer or issue in question.

Notes to long-term and short-term ratings: A plus (+) or minus (-) sign designation may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, to categories below 'CCC', or to short-term ratings other than 'F1.'

Fitch also assigns a rating to certain international and U.S. banks. A Fitch bank rating represents Fitch's current assessment of the strength of the bank and whether such bank would receive support should it experience difficulties. In its assessment of a bank, Fitch uses a dual rating system comprised of Legal Ratings and Individual Ratings. In addition, Fitch assigns banks Long and Short-Term Ratings as used in the corporate ratings discussed above. Legal Ratings, which range in gradation from 1 through 5, address the question of whether the bank would receive support provided by central banks or the bank's shareholders if it experienced difficulties, and such ratings are considered by Fitch to be a prime factor in its assessment of credit risk. Individual Ratings, which range in gradations from A through E, represent Fitch's assessment of a bank's economic merits and address the question of how the bank would be viewed if it were entirely independent and could not rely on support from state authorities or its owners.

Bank Watch

COMMERCIAL PAPER RATINGS AND SHORT-TERM RATINGS

TBW-1
Obligations rated TBW-1 are regarded as having the strongest capacity for timely repayment.

In addition to ratings of short-term obligations, Bank Watch assigns a rating to each issuer it rates, in gradations of A through F. Bank Watch examines all segments of the organization including, where applicable, the holding company, member banks or associations, and other subsidiaries. In those instances where financial disclosure is incomplete or untimely, a qualified rating (qr) is assigned to the institution. Bank Watch also assigns, in the case of foreign banks, a country rating which represents an assessment of the overall political and economic stability of the country in which that bank is domiciled.

--------
1 Mr. Davenport is considered an "interested person" of the Trust because of a mortgage loan and a personal loan from Mellon Bank and one of its affiliates for which he was a borrower during a portion of the time he has served as a Trustee of the Trust. Neither of these loans is currently outstanding.
2 Mr. O'Connor is considered an "interested person" of the Trust because the law firm of which he is a member, Cozen & O'Connor, P.C., has represented Mellon Bank and its affiliates in certain matters.